As filed with the Securities and Exchange Commission on April 30, 2009

Registration Nos. 333-148203

811-05068

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 21

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue

West Des Moines, Iowa 50266

(515) 225-5400

(Address and Telephone Number of Principal Executive Office)

David A. McNeill, Esquire

5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Stephen E. Roth, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on May 1, 2009 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Variable Universal Life Insurance Policies

Farm Bureau Life Variable Account

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

PROSPECTUS

May 1, 2009

Farm Bureau Life Insurance Company (“Farm Bureau Life,” “Company,” “we,” “us,” or “our”) is offering an individual variable universal life insurance policy (the “Policy”) described in this Prospectus. Farm Bureau Life designed the Policy: (1) to provide insurance protection to age 121; and (2) to permit the purchaser of a Policy (“you” or “your”) to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

•	death benefit proceeds upon the Insured’s death, and

•	a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate premiums to one or more of the Subaccounts available under the Policy. Death benefit proceeds may, and Accumulated Value will, vary with the investment performance of the Farm Bureau Life Variable Account (the “Variable Account”). Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

Calvert Asset Management Company (formerly, Summit Pinnacle Series)

Summit Nasdaq—100 Index Portfolio

Summit Russell 2000 Small Cap Index Portfolio—Class F

Summit S&P MidCap 400 Index Portfolio—Class F

Summit EAFE International Index Portfolio—Class F

Columbia Funds Variable Insurance Trust

International Fund—Class A

Mid Cap Value Fund—Class B

Small Cap Value Fund—Class B

Small Company Growth Fund—Class B

DWS Variable Series I

DWS Global Opportunities VIP—Class A

DWS Variable Series II

DWS Global Thematic VIP—Class A

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio—Service Class

High Grade Bond Portfolio—Service Class

Managed Portfolio—Service Class

Money Market Portfolio—Service Class

Strategic Yield Portfolio—Service Class

Value Growth Portfolio—Service Class

Fidelity Variable Insurance Products Funds

Contrafund Portfolio—Service Class 2

Growth Portfolio—Service Class 2

High Income Portfolio—Service Class 2

Index 500 Portfolio—Service Class 2

Mid Cap Portfolio—Service Class 2

Real Estate Portfolio—Service Class 2

Franklin Templeton Variable Insurance Trust

Franklin Small Cap Value Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Global Bond Securities—Class 2 (formerly, Templeton Global Income Securities)

JPMorgan Insurance Trust

Diversified Mid Cap Growth Fund—Class 1

Intrepid Growth Portfolio—Class 1

Intrepid Mid Cap Portfolio—Class 1

Small Cap Core Portfolio—Class 2 (formerly, Small Cap Equity Portfolio)

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

You may also allocate premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 3% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser. All material features of the Policy are described in this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.

Issued By:

Farm Bureau Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

(800) 247-4170

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The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau Life has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

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POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

POLICY BENEFITS

Your Policy is a variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time, however, a surrender charge may apply.

Death Benefit

•

Death Benefit Proceeds:  We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

•

Death Benefit Options:  You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured’s date of death.

•

Increasing Death Benefit Option is equal to the greater of: (1) the sum of the current Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by a specified amount factor for the Insured’s Attained Age, as set forth in the Policy (referred to hereinafter as the “Corridor Death Benefit”).

•	Level Death Benefit Option is equal to the greater of: (1) the current Specified Amount; or (2) the Corridor Death Benefit.

•

Living Benefit (Accelerated Death Benefit) Rider:  Under the living benefit rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

•

Surrenders:  At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A surrender may have tax consequences.

•

Partial Withdrawals:  At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

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•

Transfers:  Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The first twelve transfers in each Policy Year will be completed without charge. We may assess a $10 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

•

Loans:  You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We assess interest on the balance of any outstanding policy loan. The rate of interest we charge, the loan interest rate, is an annual fixed rate of interest that we determine at the time we issue the Policy. We may assess a loan interest rate of up to 7.4%, as described under “POLICY BENEFITS—Loan Benefits—Loan Interest Charged” on page 35. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 3% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with a net annual interest rate of 0%. Loans may have tax consequences.

Premiums

•

Flexibility of Premiums:  After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums monthly, quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

•

Cancellation Privilege:  When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

The Policy

•

Ownership Rights:  While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary (subject to the rights of any irrevocable beneficiary), changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

•

Variable Account:  You may direct the money in your Policy to any of the Subaccounts of the Variable Account available under the Policy. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

•

Declared Interest Option:  You may place money in the Declared Interest Option where it is guaranteed to earn at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

•

Accumulated Value:  Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit

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to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value for amounts in the subaccounts.

•

Payment Options:  There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

•

Asset Allocation Program.  You may elect to participate in the asset allocation program and allocate all of your Premiums to one of the five (5) asset allocation model portfolios we make available under the program to assist you in selecting Investment Options (see “POLICY BENEFITS—Asset Allocation Program”). Each model portfolio represents a different level of risk tolerance: Conservative, Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

Supplemental Benefits and Riders

We generally deduct any monthly charges for optional benefit riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details. See “ADDITIONAL INSURANCE BENEFITS” for a description of each rider available under the Policy.

POLICY RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 3%.

Risk of Lapse

If your Net Surrender Value during the first ten Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy will generally not lapse at the end of a Grace Period if you make a premium payment that will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

During the first ten Policy Years, your Policy will not lapse even if the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction due provided you have

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paid the cumulative no lapse guarantee monthly premiums. For further information on the No Lapse Guarantee, see “Policy Lapse and Reinstatement: No Lapse Guarantee.”

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “FEDERAL TAX MATTERS.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first ten Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within ten Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). “See Risk of Lapse” above.

Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

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Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured’s death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund’s prospectus. Please refer to each Fund’s prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25
Surrender Charge(1)	Upon a full surrender of your Policy during the first ten Policy Years, and for the first ten Policy Years following an increase in Specified Amount to the extent of the increase
Maximum Charge(2)		$51.10 per $1,000 of Specified Amount or Specified Amount increase	$51.10 per $1,000 of Specified Amount or Specified Amount increase
Minimum Charge(3)		$12.96 per $1,000 of Specified Amount or Specified Amount increase	$12.96 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 30, Non-Tobacco in first Policy Year		$20.58 per $1,000 of Specified Amount or Specified Amount increase	$20.58 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer
Illustrative Report	Upon request for each additional report in a Policy Year	$25 per report	$0 per report

*  We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

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The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges

(Other than Investment Option Operating Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(4)	Monthly, on the Monthly Deduction Day
Maximum Charge(5)		$83.33 per $1,000 of net amount at risk	$83.33 per $1,000 of net amount at risk
Minimum Charge(6)		$0.02 per $1,000 of net amount at risk(7)	$0.01 per $1,000 of net amount at risk
Charge for Male, Attained Age 30, Non-Tobacco, $250,000 Specified Amount Band		$0.09 per $1,000 of net amount at risk	$0.06 per $1,000 of net amount at risk
Monthly Policy Expense Charge	Monthly, on the Monthly Deduction Day	$15	$10 for first 10 Policy Years, $0 thereafter
Monthly Per $1,000 Charge(8)	Monthly, on the Monthly Deduction Day for the first 10 Policy Years and for the first 10 Policy Years following an increase in Specified Amount to the extent of the increase
Maximum Charge(9)		$0.15 per $1,000 of Specified Amount or Specified Amount increase	$0.12 per $1,000 of Specified Amount or Specified Amount increase
Minimum Charge(10)		$0.15 per $1,000 of Specified Amount or Specified Amount increase	$0.04 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Issue Age 30, $250,000 Specified Amount Band		$0.15 per $1,000 of Specified Amount or Specified Amount increase	$0.10 per $1,000 of Specified Amount or Specified Amount increase
Risk Charge	Monthly, on the Monthly Deduction Date	0.12% of Variable Account Value	0.12% for first 10 Policy Years, and 0.03% thereafter, of Variable Account Value
Policy Loan Interest Charge	On each Policy Anniversary or earlier as applicable(11)	7.4% (effective annual rate)	5.66% (effective annual rate)

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Periodic Charges

(Optional Benefit Riders Only)

Charge(12)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day
Maximum Charge(13)		$5.00 per $1,000 of Specified Amount	$5.00 per $1,000 of Specified Amount
Minimum Charge(14)		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Charge for Male, Attained Age 30, Non-Tobacco		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Universal Waiver of Charges Rider(15)	Monthly, on the Monthly Deduction Day
Maximum Charge(16)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Minimum Charge(17)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Charge for Male, Attained Age 30, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Children’s Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount
Universal Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day
Maximum Charge(18)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Minimum Charge(19)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Universal Convertible Term Life Insurance Rider	Monthly, on the Monthly Deduction Day
Maximum Charge(20)		$1.48 per $1000 of rider coverage amount	$1.48 per $1000 of rider coverage amount
Minimum Charge(21)		$0.13 per $1000 of rider coverage amount	$0.07 per $1000 of rider coverage amount
Charge for Male, Attained Age 30, Non-Tobacco for $100,000 of Term Rider		$0.19 per $1000 of rider coverage amount	$0.13 per $1000 of rider coverage amount

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Charge(12)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Daily Living Benefit Rider	Monthly, on the Monthly Deduction Day
Maximum Charge(22)		$.54 per $1000 of rider coverage amount	$.27 per $1000 of rider coverage amount
Minimum Charge(23)		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount
Charge for Male, Issue Age 30, Non-Tobacco		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount
Overloan Protection Rider	Upon exercise	3.5% of Accumulated Value	3.5% of Accumulated Value

(1)  The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy’s data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. This charge is assessed during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(2)  The maximum shown is the Policy Year Surrender Charge in Policy Years 1-5 for Insureds with the following characteristics: Female, Issue Ages 61, Tobacco or Preferred Tobacco.

(3)  The minimum shown is the Policy Year Surrender Charge in Policy Years 1-5 for Insureds with the following characteristics: Female, Issue Ages 0, Non-Tobacco.

(4)  The cost of insurance charge will vary based on the Insured’s Attained Age, sex and underwriting class and the net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured’s age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(5)  The maximum guaranteed and maximum current cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Age 119, Non-Tobacco or Tobacco, and Attained Age 120, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco and Preferred Tobacco. The current maximum guaranteed cost of insurance charge assumes a Specified Amount of $249,999 or less.

(6)  The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 5, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 5, Non-Tobacco with a Specified Amount of $1,000,000 or greater.

(7)  The net amount at risk represents the financial risk to the Company in providing the death benefit under the Policy. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to the Specified Amount divided by 1.0024663. Under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to the Specified Amount divided by 1.0024663, minus the Accumulated Value.

(8)  The monthly per $1,000 charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age and Specified Amount Band. The monthly per $1,000 charge shown in the table may not be representative of the charge you will pay. Your Policy’s data page indicates the monthly per $1,000 charge applicable to your Policy. More detailed information concerning your monthly per $1,000 charge is available upon request at our Home Office. This charge is assessed during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount to the extent of the increase.

(9)  The maximum guaranteed monthly per $1,000 charge is the same for all and the maximum minimum current monthly per $1,000 charge assume an Insured with an Issue Age of 16 or greater and a Specified Amount of $249,999 or less.

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(10)  The minimum guaranteed monthly per $1,000 charge is the same for all and the minimum current monthly per $1,000 charge assume an Insured with an Issue Age of 15 or less and a Specified Amount of at least $1,000,000.

(11)  While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured’s death. For Policies that have been in force ten years, where the amount of the loan is equal to or greater than the premiums paid (less any partial withdrawals) under the Policy we may credit a rate of interest on the amount held in the Declared Interest Option as security for the loan equal to the loan interest rate we charge for the loan. In that case, the loan interest spread, the difference between the loan interest rate we charge for the loan and the interest rate we credit on the amount held as security for the loan, would be zero.

(12)  Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Universal Convertible Term Life Insurance Rider vary based on the Insured’s Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured’s Attained Age and sex. The charge for the Universal Daily Living Benefit Rider varies based on the Insured’s Issue Age and underwriting class. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(13)  The maximum guaranteed and maximum current Universal Cost of Living Increase Rider charge each assume that the Insured has an Attained Age 119,120 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco).

(14)  The minimum guaranteed and minimum current Universal Cost of Living Increase Rider charge each assume that the Insured has the following characteristics: Male and Unisex, attained ages 2–12, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco, Female attained ages 1–14, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15)  The cost of insurance charge on the Universal Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Policy.

(16)  The maximum guaranteed and maximum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(17)  The minimum guaranteed and minimum current Universal Waiver of Charges Rider charge each assume that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(18)  The maximum guaranteed and maximum current Universal Guaranteed Insurability Option Rider charge each assume that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(19)  The minimum guaranteed and minimum current Universal Guaranteed Insurability Option Rider charge each assume that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(20)  The maximum guaranteed and maximum current Universal Convertible Term Life Insurance Rider charge each assume a 20-year term period. The maximum guaranteed charge is for a Male, Tobacco, age 50. The maximum current charge is for a Male, Tobacco, age 50 with a specified amount of less than $100,000.

(21)  The minimum guaranteed and minimum current Universal Convertible Term Life Insurance Rider charge each assume a 20-year term period. The minimum guaranteed charge is for a Female, Non-Tobacco for issue ages 16-25. The minimum current charge is for a Female, Super Preferred Non-Tobacco for issue ages 16-25 with a specified amount of $250,000+. Less expensive 10-year and 15-year term riders are also available.

(22)  The maximum guaranteed and the maximum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Issue Age 65, Tobacco.

(23)  The minimum guaranteed and the minimum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Issue Age 21-35, Non-Tobacco.

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The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2008. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(24)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	1.49%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(25)	0.35%	1.49%

(24)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2008. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	1.28%

(25)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2010. Seven Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2008, Iowa Farm Bureau Federation owned shares of various classes representing 65.10% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the premiums under the Policy, and may receive and invest net premiums for

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any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

The Variable Account’s assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account’s assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account’s assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 34 Subaccounts available under this Policy but may, in the future, include fewer or additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the “SEC”) does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

Under this Policy the Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 12 Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option’s investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office at 800-247-4170.

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Calvert Asset Management Company (formerly, Summit Pinnacle Series).  Calvert Asset Management Company serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Summit Nasdaq-100® Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100 Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Summit Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Summit S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Summit EAFE International Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East. The Portfolio will typically invest in common stocks of the companies that compose the MSCI EAFE Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Columbia Funds Variable Insurance Trust.  Columbia Management Advisors, LLC is the investment advisor to each of the Funds listed below.

Portfolio	Investment Objective(s) and Principal Investments
Columbia International Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests primarily in equity securities of companies located in at least three countries other than the United States. The Fund may invest in companies that have market capitalizations of any size. The Fund also may invest in debt securities issued by foreign governments and that, at the time of purchase, are rated investment grade or are unrated but determined by the Advisor to be of comparable quality.

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Portfolio	Investment Objective(s) and Principal Investments
Columbia Mid Cap Value Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase (between $4 million and $15.5 billion as of March 31, 2009), that the Advisor believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. The Fund also may invest in real estate investment trusts.

Columbia Small Cap Value Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalization in the range of the companies in the Russell 2000 Value Index at the time of purchase (between $2 million and $3 billion as of March 31, 2009), that the Advisor believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. The Fund also may invest in real estate investment trusts.

Columbia Small Company Growth Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in common stocks of companies that have market capitalizations in the range of companies in the Russell 2000 Growth Index at the time of purchase (between $8 million and $4.1 billion as of March 31, 2009.) The Fund invests primarily in common stocks of companies that the Advisor believes have the potential for long-term, above-average earnings growth.

DWS Variable Series I and DWS Variable Series II.  Deutsche Investment Management Americas Inc. (“DIMA”) is the investment adviser for each portfolio of DWS Variable Series I and II. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of DIMA. DWS Investments is the designation given to the products and services provided by DIMA and its affiliates to the DWS mutual funds (including the Funds listed below).

Portfolio	Investment Objective(s) and Principal Investments
Global Opportunities VIP

•      This Portfolio seeks above-average capital appreciation over the long term. The Portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P Developed Small Cap Index, formerly the S&P/Citigroup Extended Market Index—World).

Global Thematic VIP

•      This Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be “blue chip” companies.

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EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

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Portfolio	Investment Objective(s) and Principal Investments
Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500 Index.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either “growth” stocks or “value” stocks or both.

Fidelity VIP Real Estate Portfolio

•      This Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The Portfolio normally invests at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments. The Portfolio seeks to provide a yield that exceeds the composite yield of the S&P 500 Index.

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Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin U.S. Government Fund and Templeton Global Bond Securities Fund; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities.

Franklin U.S. Government Fund	• This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities.
Mutual Shares Securities Fund

•      This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Global Bond Securities (formerly, Templeton Global Income Securities)

•      This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund may invest a portion of its total assets in bonds rated below investment grade and a significant portion of its assets in foreign securities.

JPMorgan Insurance Trust.  JPMorgan Investment Advisors, Inc. (JPMIA) serves as the investment adviser to the Diversified Mid Cap Growth Portfolio, Intrepid Growth Portfolio and Intrepid Mid Cap Portfolio. JP Morgan Investment Management, Inc. (JPMIM) serves as the investment adviser to the Small Cap Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Diversified Mid Cap Growth Portfolio

•      This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in common stocks of mid-cap companies with market capitalizations similar to those within the universe of the Russell Midcap Growth Index.

Intrepid Growth Portfolio

•      This Portfolio seeks to provide long-term capital growth. The Portfolio normally invests primarily in equity investments of large- and mid-capitalization companies with market capitalizations similar to those within the universe of the Russell 1000 Growth Index that the adviser believes are undervalued and/or have strong momentum.

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Portfolio	Investment Objective(s) and Principal Investments
Intrepid Mid Cap Portfolio

•      This Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Portfolio normally invests primarily in equity securities of mid-cap companies-with market capitalizations similar to those within the universe of the Russell Midcap Index that the adviser believes are undervalued and/or have strong momentum.

Small Cap Core Portfolio (formerly, Small Cap Equity Portfolio)

•      This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations similar to those within the universe of the Russell 2000 Index.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

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We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option’s investment return. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner’s Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

•	operate the Variable Account as a management company under the Investment Company Act of 1940,

•	deregister the Variable Account under that Act in the event such registration is no longer required, or,

•	subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

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To the extent permitted by applicable law, we may also transfer the Variable Account’s assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See “ADDITIONAL INFORMATION—Voting Rights.”)

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is $50,000 and $100,000, respectively.

The effective date of insurance coverage under the Policy will be the latest of:

•	the Policy Date,

•	the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

•	the date when we receive the full initial premium at our Home Office.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. However, if the Policy Date is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility.  We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums.  You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or

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annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See “FEDERAL TAX MATTERS.”)

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy years, Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Policy) or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment (see “THE POLICY—Policy Lapse and Restatement—No Lapse Guarantee”).

Unscheduled Premiums.  Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Premium Limitations.  In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums.  We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment. The premium payment is the amount available for investment.

Allocating premiums.  In your application for a Policy, you can allocate premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate premiums to the Declared Interest Option if we receive them either:

(1)	before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)	before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see “THE POLICY—Examination of Policy (Cancellation Privilege)”).

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The following additional rules apply to premium allocations:

•

You must allocate at least 1% of each premium to any Subaccount of the Variable Account available under the Policy or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

•	Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

•	Each premium payment you submit may be directed to a maximum of 12 Investment Options available under the Policy, including the Declared Interest Option.

•

You may change the allocation percentages for future premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day after you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

•	the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

•	monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

•	amounts equal to the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Your Policy may lapse (terminate without value) if the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), the Policy is not eligible for the No Lapse Guarantee (available only during the first ten Policy Years) AND a Grace Period expires without a sufficient payment.

Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

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No Lapse Guarantee.  During the first ten Policy Years, your Policy will not lapse (expire without value) even if the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction due provided you have paid the cumulative no lapse guarantee monthly premiums. On each Monthly Deduction Day during the first ten Policy Years, we will compare the cumulative actual premiums you have paid with the cumulative no lapse guarantee monthly premiums to see if the no lapse guarantee provision will prevent your Policy from lapsing. If you meet the no lapse guarantee premium requirement, the Policy will not enter a grace period. The no lapse guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)	is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)	is the sum of the no lapse guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the no lapse guarantee premium test on each Monthly Deduction Day to keep the No Lapse Guarantee in effect.

The amount of the no lapse guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. Based on those factors, the no lapse guarantee monthly premium is the amount of level premium that if paid monthly over a ten year period would keep the Policy in force for that ten year period. The no lapse guarantee monthly premium will change if you alter either the Policy’s Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the no lapse guarantee premium.

Reinstatement.  Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

•	A written application for reinstatement signed by the Policyowner and the Insured;

•	Evidence of insurability we deem satisfactory; and

•	A premium that is at least sufficient to keep the Policy in force for three months.

State law may limit the premium to be paid on reinstatement to an amount less than that described. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”) We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see “FEDERAL TAX MATTERS”).

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

Certain provisions of the Policy may be different than the general description in this Prospectus, and certain riders and options may not be available, because of the legal restrictions in your state. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. Please contact us at our Home Office for specific information that may be applicable to your state. All material features of the Policy are described in this Prospectus.

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POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See “POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.”) In addition, you have certain policy loan privileges under the Policies. (See “POLICY BENEFITS—Loan Benefits—Policy Loans.”) The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see “POLICY BENEFITS—Death Proceeds—Death Benefit Options”), and benefits upon the maturity of a Policy (see “POLICY BENEFITS—Benefits at Maturity”). You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the five available asset allocation model portfolios (see “POLICY BENEFITS—Asset Allocation Program”).

Accumulated Value Benefits

Surrender and Withdrawal Privileges.  At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See “CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee”). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

You may request a partial withdrawal from or surrender of your Policy via facsimile.

•	Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

•

We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

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•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders.  The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See “FEDERAL TAX MATTERS” for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.

Partial Withdrawals.  You may obtain a portion of the Policy’s Net Surrender Value as a partial withdrawal from the Policy.

•	A partial withdrawal must be at least $500.

•	A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

Partial withdrawals will affect both the Policy’s Accumulated Value and the death proceeds payable under the Policy. (See “POLICY BENEFITS—Death Proceeds.”)

•	The Policy’s Accumulated Value will be reduced by the amount of the partial withdrawal.

•

At the time of partial withdrawal, the net amount at risk (Death Proceeds minus Accumulated Value) does not change with either Death Benefit Option, so a partial withdrawal in an of itself does not change the amount of the cost of insurance charge unless the Corridor Death Benefit is in effect (as noted in the next bullet point).

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•

If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect. If the Corridor Death Benefit is in effect, the amount of the cost of insurance charge would decrease proportionately to the decrease in the Accumulated Value and death benefit.

•	If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy’s Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See “POLICY BENEFITS—Death Proceeds—Death Benefit Options.”) The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application.

For a discussion of the tax consequences associated with partial withdrawals, see “FEDERAL TAX MATTERS.”

Net Accumulated Value.  Net Accumulated Value equals the Policy’s Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

•	The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount’s unit value for the current Valuation Period; PLUS

•	Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

•	All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

•

All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

•	All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

•	The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

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The Policy’s total Accumulated Value in the Variable Account equals the sum of the Policy’s Accumulated Value in each Subaccount.

Unit Value.  Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy’s Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Policy:

•

Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

•

You may make transfers by written request to our Home Office or, if you elected the “Telephone Transfer Authorization” on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

•

The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

•

We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	The Company waives the transfer fee for the first twelve transfers during a Policy Year.

•

We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. (See “CHARGES AND DEDUCTIONS—Transfer Charge.”) The Company reserves the right to increase the transfer charge.

•	For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

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Automatic Rebalancing.  Under the special programs rider, we offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Policy’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Policy Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging.  Under the special programs rider, you may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single “source account.” Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated “target accounts” each month.

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

•	Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

•	The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

•	There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

•	This feature cannot be utilized in combination with the automatic rebalancing program.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

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Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, asset rebalancing or asset allocation programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”) and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may

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adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and may require us to provide to the Fund or its designee, promptly upon request, certain information about the transfer activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the Fund or its designee as violating the Fund’s policies and procedures.

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

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Asset Allocation Program

The following is a summary of the asset allocation program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview.  The asset allocation program is a service we make available to assist you in selecting Investment Options under your Policy. You may elect to allocate all of your Premiums to one of the model portfolios of the asset allocation program. We will allocate your initial Premium(s) to the Declared Interest Option for the time period specified in “THE POLICY: Premiums—Allocating Premiums” section of this Prospectus. After the expiration of that time period, we will allocate your Accumulated Value in the Declared Interest Option in accordance with the asset allocation model portfolio you selected that is in effect at that time.

If you elect to participate in the asset allocation program at any time after the Policy Date, we will reallocate your Accumulated Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request prior to 3:00 p.m. central time on a Business Day, we will process the request at the Unit Values calculated as of 3:00 p.m. that Business Day. If we receive your request at or after 3:00 p.m. central time, we will process the request at the Unit Values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Accumulated Value in the Program. Our affiliate, EquiTrust Investment Management Services, Inc. (“ETIMS”) will serve as the investment adviser and will have an advisory relationship with each Policyowner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if ETIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios.  It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model

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portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Premium and Accumulated Value allocated to each Investment Option.

There currently are five (5) asset allocation model portfolios to choose from:

•	Conservative Model Portfolio

•	Moderate Conservative Model Portfolio

•	Moderate Model Portfolio

•	Moderate Aggressive Model Portfolio

•	Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing.  On the fifth business day of May each year, we automatically rebalance your Accumulated Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

•	Increases and decreases in Accumulated Value in each Subaccount due to Subaccount performance,

•	Increases and decreases in Accumulated Value in each Subaccount due to partial withdrawals and payment of Premiums, and

•	Any adjustments EMIS has made to the selected asset allocation model portfolio.

The first annual rebalancing will occur on the fifth business day of May, each calendar year following the later of the election date or the end of the period during which your Premium is required to be initially allocated to the Declared Interest Option, if applicable.

Allocation of Future Premiums.  The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future Premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios.  ETIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. ETIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes will be made to a particular model portfolio as a result of ETIMS’ review, then ETIMS will notify all Policyowners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Policyowners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action.

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Policyowners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Accumulated Value.

Note:

•	Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program.

Other Information.  We and our affiliates, including ETIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, ETIMS, in its capacity as investment adviser to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, ETIMS is legally obligated to disregard these incentives. ETIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about ETIMS, and its role as investment adviser for the asset allocation program, please see the ETIMS disclosure document, which is available to you at no charge. You can request a copy by writing to EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of ETIMS; however, we are not registered as an investment adviser and are not providing any investment advice in making the asset allocation program available under the Policy.

We may terminate or alter the asset allocation program at any time.

Loan Benefits

Policy Loans.  So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy’s Net Surrender Value.) The Company’s claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

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Allocation of Policy Loan.  When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy’s Accumulated Value in each Subaccount bears to the Policy’s total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.”)

Loan Interest Charged.  We assess interest on the balance of any outstanding policy loan. The rate of interest we charge, the loan interest rate, is an annual fixed rate of interest that we determine at the time we issue the Policy. The current loan interest rate is 5.66%. Once determined, the loan interest rate will not change while the Policy is in force. Loan interest is payable in advance on each Policy Anniversary. If not paid when due, outstanding loan interest will be added to the principal balance of the policy loan and accrue interest at the loan interest rate.

Effect on Investment Performance.  Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at a minimum effective annual rate of 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan interest spread (loan interest rate less the interest rate credited on amount held in Declared Interest Option as security for Policy Debt) of 0% on a loan in an amount equal to or less than the gain under the Policy.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt.  Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt reduces the Net Surrender Value, which is equal to Surrender Value less Policy Debt plus any unearned loan interest. If, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), we will notify you. To avoid lapse and termination of the Policy without

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value if the No Lapse Guarantee is not in effect (see “THE POLICY—Policy Lapse and Reinstatement—Lapse”), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt.  You may repay Policy Debt in whole or in part any time during the Insured’s life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured’s death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see “FEDERAL TAX MATTERS.”

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

•	You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

•

If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Death Benefit Options.  Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured’s death.

Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

(1)	the sum of the current Specified Amount and the Accumulated Value, or

(2)	the Corridor Death Benefit

We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select the Increasing Death Benefit Option.

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Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

•	the current Specified Amount, or

•	the Corridor Death Benefit

Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select the Level Death Benefit Option.

Changing the Death Benefit Option.  You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. We do not require underwriting approval for an increase in Specified Amount resulting from a change from the Increasing Death Benefit Option to the Level Death Benefit Option. If you change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company’s underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”)

Change in Existing Coverage.  After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.”) If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see “THE POLICY—Premiums—Premium Limitations”), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective,

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however, if the Policy’s Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy’s death benefit up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured),

less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see “FEDERAL TAX MATTERS”).

Benefits at Maturity

The Maturity Date is Attained Age 121. If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy’s Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See “POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.”) We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy (“monthly deduction”) to compensate us for the cost of insurance coverage and any additional benefits added by rider (see “ADDITIONAL INSURANCE BENEFITS”), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

•	the cost of insurance for the Policy; plus

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•	the cost of any optional insurance benefits added by rider; plus

•	the monthly policy expense charge; plus

•	the monthly per $1,000 charge; plus

•	the monthly risk charge.

Cost of Insurance.  This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk.  The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a)	is the Specified Amount;

(b)	is 1.0024663[1]; and

(c)	is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate.  We base the cost of insurance rate for the initial Specified Amount on the Insured’s sex, underwriting class, Specified Amount Band and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured’s sex, underwriting class, Specified Amount Band and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 2001 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class, Specified Amount Band whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have

1	Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%.

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a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company’s super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits.  The monthly deduction will include charges for any additional benefits provided by rider. (See “FEE TABLES: Periodic Charges (Optional Benefit Riders Only)” and “ADDITIONAL INSURANCE BENEFITS.)

Monthly Policy Expense Charge.  We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 monthly administrative charge against each Policy for the first 10 Policy Years. We guarantee this charge will not exceed $15 per Policy Month for the life of the Policy.

Monthly Per $1,000 Charge.  We deduct a charge from Accumulated Value as part of the monthly deduction during the first 10 Policy Years and during the first 10 Policy Years immediately following an increase in Specified Amount. The charge will compensate us for underwriting, processing, start-up expenses and administrative expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured’s premium class, establishing and maintaining policy records, processing death benefit claims, Policy changes, and reporting and overhead costs. Your monthly per $1,000 charge depends upon your Issue Age and Specified Amount Band. We have listed below the monthly per $1,000 charge for ages in each Specified Amount Band.

Issue Age	Specified Amount Band
0-15	$0 - $249,999	$250,000 - $999,999	$1,000,000 and above
	$0.06 per $1,000 of Specified Amount or Specified Amount increase	$0.05 per $1,000 of Specified Amount or Specified Amount increase	$0.04 per $1,000 of Specified Amount or Specified Amount increase
16 and over	$0.12 per $1,000 of Specified Amount or Specified Amount increase	$0.10 per $1,000 of Specified Amount or Specified Amount increase	$0.08 per $1,000 of Specified Amount or Specified Amount increase

We guarantee that this charge will not exceed $0.15 per $1,000 of Specified Amount or Specified Amount increase.

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Risk Charge.  We deduct a monthly risk charge at a rate of 0.12% from the net assets of the Subaccounts for the first 10 Policy Years, then 0.03% monthly thereafter to cover our mortality and expense risks through the cancellation of Subaccount units. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses. The guaranteed maximum is 0.12% monthly for the life of the Policy.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Transfer Charge

The Company waives fees for the first twelve transfers during a Policy Year. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer.

•	Once we issue a Policy, we will not increase this charge for the life of the Policy.

•

We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner. For information regarding the special transfer privilege, see “GENERAL PROVISIONS: Special Transfer Privilege.”

•	The Company reserves the right to increase the transfer charge.

Currently, there is no charge for changing the premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

Surrender Charge

We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$23.18	$21.73	$22.59
50	$39.24	$36.27	$38.03
70	$47.70	$48.95	$48.35

The maximum Surrender Charge for any Policy is $51.10 per $1,000 of Specified Amount. (See “APPENDIX A—Maximum Surrender Charges.”) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

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Under the waiver of surrender charges rider, we waive the Surrender Charge after the first Policy Year if the Insured is:

•	terminally ill,

•	chronically ill,

•	under 65 years of age and totally disabled, or

•	stays in a qualified nursing care center for 90 consecutive days or more.

Policy Loan Interest Charge.  We assess interest on the balance of any outstanding policy loan. The rate of interest we charge, the loan interest rate, is an annual fixed rate of interest that we determine at the time we issue the Policy. The current loan interest rate is 5.66%. Once determined, the loan interest rate will not change while the Policy is in force. Loan interest is payable in advance on each Policy Anniversary.

For Policies that have been in force ten years, where the amount of the loan is equal to or greater than the premiums paid (less any partial withdrawals) under the Policy we may credit a rate of interest on the amount held in the Declared Interest Option as security for the loan equal to the loan interest rate we charge for the loan. In that case, the loan interest spread, the difference between the loan interest rate we charge for the loan and the interest rate we credit on the amount held as security for the loan, would be zero.

Variable Account Charges

Federal Taxes.  Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See “FEDERAL TAX MATTERS.”)

Investment Option Expenses.  The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page      and described in the prospectus for each Investment Option.

Illustrative Report Fee.  Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, we currently do not assess such a fee.

Additional Insurance Benefits.  We may also assess a charge for any Optional Benefit Rider you elect. For further information on the charges we assess for Optional Benefit Riders, see “FEE TABLES: Periodic Charges (Optional Benefit Riders Only)” and “ADDITIONAL INSURANCE BENEFITS.”

Compensation.  For information concerning compensation paid for the sale of the Policies, see “DISTRIBUTION OF THE POLICIES.”

Allocation of Charges and Deductions

You may instruct us to deduct all charges under the Policy solely from your Accumulated Value in the EquiTrust Money Market Subaccount or the Declared Interest Option, or pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option. You may provide us with instructions or change your instructions at any time by sending Written Notice to us at our Home Office subject to the conditions described below. If your Accumulated Value in the EquiTrust Money Market Subaccount or the Declared Interest Option is not sufficient to cover the deductions of charges when due, we will deduct the charges under the Policy pro rata based on your

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Accumulated Value in each Subaccount and the Declared Interest Option. If you do not provide us with instructions, we will deduct the charges pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option.

You may change your instructions for the allocation of charges under the Policy at any time, subject to the following conditions:

•	the Policy must be in force;

•	the Policy must have Accumulated Value;

•	we must receive Written Notice of any change signed by all Policyowners; and

•	any change will take effect no later than the Business Day after we receive Written Notice at our Home Office.

THE DECLARED INTEREST OPTION

You may allocate premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

Subject to applicable law, we have sole discretion over investment of the Declared Interest Option’s assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 3%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 3% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

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Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see “CHARGES AND DEDUCTIONS—Transfer Charge”). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy’s Maturity Date.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

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Special Programs Rider. This rider makes available the dollar cost averaging and the asset rebalancing programs described in this Prospectus. See “POLICY BENEFITS—Transfers- Dollar Cost Averaging-and Automatic Rebalancing.” There is no charge for the special programs rider.

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Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000.

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Universal Waiver of Charges. This rider provides that, in the event of the Insured’s total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

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Universal Convertible Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider.

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Universal Daily Living Benefit Rider. This rider provides that, in the event the Insured becomes chronically ill (as defined in the rider) for at least 90 consecutive days and is expected to remain chronically ill for at least 90 consecutive days into the future, upon a one time election of the chronic illness benefit by the Policyowner, the Company will make a payment(s) of an amount up to the Specified Amount under the rider, subject to conditions set forth in the rider. If you elect this rider, the monthly deduction will be increased based upon a specified dollar rate per $1,000 of chronic illness benefit coverage.

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Universal Children’s Term Life Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

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Universal Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

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Waiver of Surrender Charges Rider. This rider allows us to waive the Surrender Charge after the first Policy Year if the Insured: (1) is terminally ill; (2) is chronically ill; (3) is under 65 years of age and totally disabled; or (4) stays in a qualified nursing care center for 90 consecutive days or more. See “CHARGES AND DEDUCTIONS—Surrender Charge.” There is no charge for the waiver of surrender charges rider.

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Overloan Protection Rider. This rider provides that the Policy will not terminate because of a Policy Loan even where the Accumulated Value is insufficient to cover Policy charges. For a Policy to be eligible for the overloan protection benefit, the following conditions must be met: (1) the Insured must be age 75 or older; (2) the Policy must be in force for at least fifteen Policy Years; (3) all premiums paid under the Policy must have been withdrawn by partial withdrawal; (4) Policy Debt must equal or exceed 96 percent of the Accumulated Value; and (5) Policy Debt must exceed the Specified Amount and any other rider term insurance coverage on the Insured. Upon exercise of the overloan protection rider, we will waive the monthly deduction for the remaining life of the Policy, change the death benefit option to the Level Death Benefit Option, if that death benefit option is not in effect, and reduce the Specified Amount to equal 101 percent of the Accumulated Value under the Policy. If you exercise this rider, we will assess a one time charge equal to 3.5% of the Accumulated Value at the time you exercise the rider. See “FEDERAL TAX MATTERS—Overloan Protection Rider” for a discussion of important tax issues in connection with the Overloan Protection Rider.

Not all riders are available in all states, and state variations may apply. Your registered representative can provide information on the availability of each rider.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See “CHARGES AND DEDUCTIONS—Monthly Deduction” in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill (as defined below). In the event that the Insured becomes terminally ill, you may (if residing in a state that has approved the rider) by written request to our Home Office request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue a living

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benefit rider providing this right to you upon written request to our Home Office, subject to the conditions stated below.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the rider bears to the total death benefit under the Policy. If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.

There are several other restrictions associated with the rider. These are:

(1)	the rider is not valid if the Policy is within five years of being matured,

(2)	the consent of any irrevocable beneficiary or assignee is required to exercise the rider,

(3)	we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the rider,

(4)	we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)	the rider is not effective where:

(a)	you or the Insured would be otherwise required by law to use the rider to meet the claims of creditors, or

(b)	the Insured would be otherwise required by any government agency to exercise the rider in order to apply for, obtain or keep a government benefit or entitlement.

The rider will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the rider or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit rider should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

The rider may not be available in all states and state variations may apply. Your registered representative can provide information on the availability of the rider.

GENERAL PROVISIONS

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you

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request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy’s qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured’s lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured’s death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner’s estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into a selling agreement with EquiTrust Marketing.

EquiTrust Marketing receives a 0.20% fee from the Calvert Asset Management Company (formerly, Summit Pinnacle Series); Russell 2000 Small Cap Index, S&P MidCap 400 Index and EAFE International Portfolios; and a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Columbia Funds Variable

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Insurance Trust, Mid Cap Value Fund, Small Cap Value Fund and Small Company Growth Fund; EquiTrust Variable Insurance Series Fund Portfolios; Fidelity Variable Insurance Products Funds; Franklin Templeton Variable Insurance Trust; and JPMorgan Insurance Trust, Small Cap Core Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. To cover costs and expenses associated with facilitating Policy sales, we pay EquiTrust Marketing a monthly overwrite equal to 5% of commissions and service fees paid to managers and registered representatives.

We pay commissions to EquiTrust Marketing for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales are: 110% of premiums up to the Threshold Premium and 4% of premiums above that amount paid in the first Policy Year; 5% of Threshold Premiums in each Policy Year after the first Policy Year and 4% of premiums above that amount paid in the Policy Year. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to 110% of the increase in Threshold Premium for the first year following the increase in Specified Amount. Managers of EquiTrust Marketing’s registered representatives may also receive commission overrides on the registered representatives’ commissions. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

EquiTrust Marketing passes through all commissions it receives to its registered representatives and to selling firms. Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies.

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, such as loans and advances, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives and their managers qualify for such benefits. Registered representatives and their managers may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing’s registered representatives and their managers who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. EquiTrust Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

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See “DISTRIBUTION OF THE POLICIES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

Under the Financial Industry Regulatory Authority’s (“FINRA”) Public Disclosure Program, FINRA provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

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Tax Treatment of Policy Benefits

In General.  The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances where there is a reduction in the benefits under the Policy during the first seven Policy Years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. In addition, a Policy will also be treated as a MEC if it is received in exchange for another life insurance contract that is a MEC at the time of the exchange.

To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as MECs are subject to the following tax rules:

(1)	All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner’s investment in the Policy only after all gain has been distributed.

(2)	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner’s beneficiary or designated beneficiary.

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(4)	If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.   Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner’s investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Overloan Protection Rider.  The Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse by exercising the overloan protection rider. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the overloan protection rider is exercised. You should consult a tax adviser as to the tax risks associated with the overloan protection rider.

Investment in the Policy.  Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies.  All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner’s income when a taxable distribution occurs.

Accelerated Death Benefits.  The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

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Exchanges.  The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under “THE POLICY—Exchange Privilege” generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Business Uses of the Policy.  Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax.  There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner’s estate upon the

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Policyowner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult counsel or other competent tax advisers before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult counsel or other competent tax advisers.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

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Life Insurance Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

Foreign Tax Credits.  To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

PAYMENT OPTIONS

We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured’s death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

(1)	the proceeds are less than $2,000;

(2)	periodic payments would be less than $20; or

(3)	the payee is an assignee, estate, trustee, partnership, corporation or association.

You may also choose a lump sum payment under a Living Tradition AccountTM (“LTA”). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account

55

simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company’s General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee’s estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options B, C or D will begin as of the date of the Insured’s death, on surrender or on the Maturity Date.

Option A—Proceeds Left at Interest.  Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option B—Payment for a Designated Number of Years.  Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option C—Payment of Life Income.  Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option D—Payment of a Designated Amount.  Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Alternate Payment Options.  The Company may make available alternative payment options.

Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings. A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

56

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be

57

liable for any loss, liability, cost or expense (including attorney’s fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner’s signed request at our Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

•

the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

•

an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner’s account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

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FINANCIAL STATEMENTS

The Variable Account’s audited statements of net assets as of December 31, 2008 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The audited balance sheets of the Company at December 31, 2008 and 2007 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008, and financial statement schedules as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the “SAI”) contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-800-247-4170, or write to us at 5400 University Avenue, West Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy’s death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy. We reserve the right to assess an Illustrative Report Fee of $25 for each additional copy of personalized illustrations that a Policyowner requests in a Policy Year. We do not currently assess such a charge.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-05068

59

GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Attained Age: The Insured’s age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Company, we, us, our: Farm Bureau Life Insurance Company.

Corridor Death Benefit: The Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

Declared Interest Option: A part of the Company’s General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 3%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a) A certified copy of the death certificate;

(b) A certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) Any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Grace Period: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company’s principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Insured’s Attained Age 121. It is the date when the Policy terminates and the Policy’s Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner’s estate.

G-1

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”)

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount’s securities, cash, receivables and other assets less liabilities.

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The variable universal life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See “THE POLICY—Purchasing the Policy.”)

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Threshold Premium: A premium amount specified by the Company. We use the Threshold Premium to calculate registered representatives’ compensation.

Unit Value: The value determined by dividing each Subaccount’s Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

G-2

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

APPENDIX A

Maximum Surrender Charges

The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

Male, Non-Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	15.13	12.61	10.09	7.57	5.04	2.52	0.00
20	17.41	14.51	11.61	8.71	5.80	2.90	0.00
30	20.58	17.15	13.72	10.29	6.86	3.43	0.00
40	25.55	21.29	17.03	12.78	8.52	4.26	0.00
50	33.42	27.85	22.28	16.71	11.14	5.57	0.00
60	46.77	38.98	31.18	23.39	15.59	7.80	0.00
70	47.55	39.63	31.70	23.78	15.85	7.93	0.00
80	44.71	37.26	29.81	22.36	14.90	7.45	0.00
Male, Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	16.36	13.63	10.91	8.18	5.45	2.73	0.00
20	19.28	16.07	12.85	9.64	6.43	3.21	0.00
30	23.18	19.32	15.45	11.59	7.73	3.86	0.00
40	29.38	24.48	19.59	14.69	9.79	4.90	0.00
50	39.24	32.70	26.16	19.62	13.08	6.54	0.00
60	50.45	42.04	33.63	25.23	16.82	8.41	0.00
70	47.70	39.75	31.80	23.85	15.90	7.95	0.00
80	45.35	37.79	30.23	22.68	15.12	7.56	0.00
Female, Non-Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	14.36	11.97	9.57	7.18	4.79	2.39	0.00
20	16.36	13.63	10.91	8.18	5.45	2.73	0.00
30	19.24	16.03	12.83	9.62	6.41	3.21	0.00
40	23.55	19.63	15.70	11.78	7.85	3.93	0.00
50	30.30	25.25	20.20	15.15	10.10	5.05	0.00
60	40.93	34.11	27.29	20.47	13.64	6.82	0.00
70	49.21	41.01	32.81	24.61	16.40	8.20	0.00
80	45.97	38.31	30.65	22.99	15.32	7.66	0.00

A-1

Female, Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	15.50	12.92	10.33	7.75	5.17	2.58	0.00
20	18.05	15.04	12.03	9.03	6.02	3.01	0.00
30	21.73	18.11	14.49	10.87	7.24	3.62	0.00
40	27.29	22.74	18.19	13.65	9.10	4.55	0.00
50	36.27	30.23	24.18	18.14	12.09	6.05	0.00
60	50.27	41.89	33.51	25.14	16.76	8.38	0.00
70	48.95	40.79	32.63	24.48	16.32	8.16	0.00
80	47.09	39.24	31.39	23.55	15.70	7.85	0.00
Unisex, Non-Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	14.82	12.35	9.88	7.41	4.94	2.47	0.00
20	16.99	14.16	11.33	8.50	5.66	2.83	0.00
30	20.03	16.69	13.35	10.02	6.68	3.34	0.00
40	24.73	20.61	16.49	12.37	8.24	4.12	0.00
50	32.14	26.78	21.43	16.07	10.71	5.36	0.00
60	44.34	36.95	29.56	22.17	14.78	7.39	0.00
70	48.42	40.35	32.28	24.21	16.14	8.07	0.00
80	45.86	38.22	30.57	22.93	15.29	7.64	0.00
Unisex, Tobacco

Policy Year

Issue Age	1-5	6	7	8	9	10	11+
10	16.02	13.35	10.68	8.01	5.34	2.67	0.00
20	18.78	15.65	12.52	9.39	6.26	3.13	0.00
30	22.59	18.83	15.06	11.30	7.53	3.77	0.00
40	28.53	23.78	19.02	14.27	9.51	4.76	0.00
50	38.03	31.69	25.35	19.02	12.68	6.34	0.00
60	50.85	42.38	33.90	25.43	16.95	8.48	0.00
70	48.35	40.29	32.23	24.18	16.12	8.06	0.00
80	46.60	38.83	31.07	23.30	15.53	7.77	0.00

A-2

STATEMENT OF ADDITIONAL INFORMATION

EQUITRUST LIFE INSURANCE COMPANY

5400 University Avenue

West Des Moines, Iowa 50266

1-800-247-4170

EQUITRUST LIFE VARIABLE ACCOUNT

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the variable universal life insurance policy (the “Policy”) offered by EquiTrust Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

May 1, 2009

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

GENERAL INFORMATION ABOUT THE COMPANY

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2008, Iowa Farm Bureau Federation owned shares of various classes representing 65.10% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Material Irreconcilable Conflicts

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if

1

any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Assignment

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability

The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds

2

payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

•	the end of the Grace Period if insufficient premiums are received;

•	the date the Policyowner surrenders the Policy for its entire Net Surrender Value;

•	the death of the Insured; or

•	the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

•	the current death benefit,

•	the Accumulated Value in each Subaccount and in the Declared Interest Option,

•	outstanding Policy Debt, and

•	premiums paid, partial withdrawals made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Policy Loans

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan” in the Prospectus.)

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

Voting Rights

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the

3

sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

4

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets. Since the Declared Interest Option is a part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company’s general liabilities from business operations.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 3%, independent of the actual investment performance of the General Account.

Declared Interest Option Accumulated Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 3%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 3% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 3% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 3% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 3%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 3% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

Accumulated Value

The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

5

•	Accumulated Value will reflect a number of factors, including

•	premiums paid,

•	partial withdrawals,

•	Policy Loans,

•	charges assessed in connection with the Policy,

•	interest earned on the Accumulated Value in the Declared Interest Option, and

•	investment performance of the Subaccounts to which the Accumulated Value is allocated.

As of the Policy Date, the Accumulated Value equals the initial premium less the monthly deduction made on the Policy Date.

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)	is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)	any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

DISTRIBUTION OF THE POLICIES

EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) is responsible for distributing the Policies pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Policies. EquiTrust Marketing, a Delaware limited liability company organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at 5400 University Avenue, West Des Moines, Iowa 50266. EquiTrust Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the

6

Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

EquiTrust Marketing offers the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate those selling firms up to the amounts disclosed in the Prospectus for their services.

EquiTrust Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commission Paid to EquiTrust Marketing*	Aggregate Amount of Commission Retained by EquiTrust Marketing After Payments to its Registered Representatives
2008	$1,530,289	$0

* Includes sales compensation paid to registered representatives of EquiTrust Marketing.

EquiTrust Marketing passes through commissions it receives to its registered representatives and selling firms and does not retain any override as distributor for the Policies. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. To cover costs and expenses associated with facilitating Policy sales, we pay EquiTrust Marketing a monthly overwrite equal to 5% of commissions and service fees paid to managers and registered representatives.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay EquiTrust Marketing for its costs in distributing those shares: Columbia Funds Variable Insurance Trust, Mid Cap Value Fund, Small Cap Value Fund and Small Company Growth Fund; EquiTrust Variable Insurance Series Fund Portfolios; Fidelity Variable Insurance Products Funds; Franklin Templeton Variable Insurance Trust Funds; and JPMorgan Insurance Trust, Small Cap Core Portfolio. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of EquiTrust Marketing’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to EquiTrust Marketing for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to EquiTrust Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the variable universal life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by David A. McNeill, Vice President—General Counsel of the Company.

7

EXPERTS

Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

The Variable Account’s statements of assets and liabilities as of December 31, 2008 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2008 and 2007 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Participants

Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account (the Account), comprising the subaccounts listed in Note 1, as of December 31, 2008, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2008, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

April 18, 2009

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	Products A, B and C - see Note 1

	American Century Variable Portfolios, Inc.*					Dreyfus Variable Investment Fund*

	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Dreyfus Growth & Income Subaccount

Assets
Investments in shares of mutual funds, at market	$61,155	$219,686	$444,314	$179,262	$854,424	$1,004,888	$576,767	$366,073
Receivable from Farm Bureau Life Insurance Company	84	—	157	—	—	943	159	—
Receivable for investments sold	—	594	—	82	100	—	—	456

Total assets	61,239	220,280	444,471	179,344	854,524	1,005,831	576,926	366,529

Liabilities
Payable to Farm Bureau Life Insurance Company	—	594	—	82	100	—	—	456
Payable for investments purchased	84	—	157	—	—	943	159	—

Total liabilities	84	594	157	82	100	943	159	456

Net assets	$61,155	$219,686	$444,314	$179,262	$854,424	$1,004,888	$576,767	$366,073

Net assets
Accumulation units	$61,155	$219,686	$444,314	$179,262	$854,424	$1,004,888	$576,767	$366,073

Total net assets	$61,155	$219,686	$444,314	$179,262	$854,424	$1,004,888	$576,767	$366,073

Investments in shares of mutual funds, at cost	$81,190	$235,192	$700,498	$283,566	$1,249,963	$1,366,336	$1,115,968	$588,419
Shares of mutual funds owned	6,253.07	22,168.14	73,319.08	38,303.90	79,333.71	34,795.30	30,340.21	27,586.52
Accumulation units outstanding	7,215.13	20,244.51	56,483.80	23,212.94	80,348.53	105,035.35	77,117.51	46,798.26
Accumulation unit value	$8.48	$10.85	$7.87	$7.72	$10.63	$9.57	$7.48	$7.82

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Products A, B and C - see Note 1

	Dreyfus Variable Investment Fund*	Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*

	International Equity Subaccount	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount

Assets
Investments in shares of mutual funds, at market	$2,224,761	$174,405	$32,923,670	$9,698,058	$33,821,474	$1,757,205	$10,979,808	$27,065,626
Receivable from Farm Bureau Life Insurance Company	1,704	85	—	—	—	—	—	—
Receivable for investments sold	—	—	5,678	3,793	23,824	1,502	11,819	13,610

Total assets	2,226,465	174,490	32,929,348	9,701,851	33,845,298	1,758,707	10,991,627	27,079,236

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	5,678	3,793	23,824	1,502	11,819	13,610
Payable for investments purchased	1,704	85	—	—	—	—	—	—

Total liabilities	1,704	85	5,678	3,793	23,824	1,502	11,819	13,610

Net assets	$2,224,761	$174,405	$32,923,670	$9,698,058	$33,821,474	$1,757,205	$10,979,808	$27,065,626

Net assets
Accumulation units	$2,224,761	$174,405	$32,923,670	$9,698,058	$33,821,474	$1,757,205	$10,979,808	$27,065,626

Total net assets	$2,224,761	$174,405	$32,923,670	$9,698,058	$33,821,474	$1,757,205	$10,979,808	$27,065,626

Investments in shares of mutual funds, at cost	$3,370,517	$233,815	$40,744,100	$10,311,386	$36,903,502	$1,757,205	$13,356,018	$30,673,805
Shares of mutual funds owned	174,491.09	8,848.53	1,138,833.28	1,024,082.12	2,834,993.62	1,757,204.51	1,471,824.11	2,761,798.59
Accumulation units outstanding	155,628.89	23,969.33	927,097.12	331,358.21	945,229.69	102,669.28	336,596.05	1,248,643.15
Accumulation unit value	$14.30	$7.28	$35.51	$29.27	$35.78	$17.12	$32.62	$21.68

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Products A, B and C - see Note 1

	Fidelity® Variable Insurance Products Funds*							Franklin Templeton Variable Insurance Products Trust*

	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income - SC2 Subaccount	Index 500 Subaccount	Mid-Cap - SC2 Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount

Assets
Investments in shares of mutual funds, at market	$10,896,605	$8,841,760	$3,319,883	$730,173	$7,858,944	$2,598,168	$3,059,463	$1,408,500
Receivable from Farm Bureau Life Insurance Company	—	2,773	714	82	2,104	—	—	264
Receivable for investments sold	1,192	—	—	—	—	4,823	940	—

Total assets	10,897,797	8,844,533	3,320,597	730,255	7,861,048	2,602,991	3,060,403	1,408,764

Liabilities
Payable to Farm Bureau Life Insurance Company	1,192	—	—	—	—	4,823	940	—
Payable for investments purchased	—	2,773	714	82	2,104	—	—	264

Total liabilities	1,192	2,773	714	82	2,104	4,823	940	264

Net assets	$10,896,605	$8,841,760	$3,319,883	$730,173	$7,858,944	$2,598,168	$3,059,463	$1,408,500

Net assets
Accumulation units	$10,896,605	$8,841,760	$3,319,883	$730,173	$7,858,944	$2,598,168	$3,059,463	$1,408,500

Total net assets	$10,896,605	$8,841,760	$3,319,883	$730,173	$7,858,944	$2,598,168	$3,059,463	$1,408,500

Investments in shares of mutual funds, at cost	$18,269,591	$12,420,822	$5,070,150	$1,100,303	$10,592,215	$4,372,787	$4,368,845	$3,426,551
Shares of mutual funds owned	708,031.51	375,765.42	377,688.63	187,705.15	79,231.22	143,386.75	251,393.87	132,752.09
Accumulation units outstanding	1,064,146.45	1,445,537.21	462,842.12	59,997.98	1,106,107.69	183,022.88	328,612.41	140,075.03
Accumulation unit value	$10.24	$6.12	$7.17	$12.17	$7.11	$14.20	$9.31	$10.06

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Products A, B and C - see Note 1

	Franklin Templeton Variable Insurance Products Trust*					J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. - Pinnacle Series*
	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount

Assets
Investments in shares of mutual funds, at market	$1,588,738	$1,188,318	$2,986,033	$1,014,662	$958,042	$1,270,240	$951,530	$900,404
Receivable from Farm Bureau Life Insurance Company	2,246	2,140	308	190	1,142	382	1,144	—
Receivable for investments sold	—	—	—	—	—	—	—	408

Total Assets	1,590,984	1,190,458	2,986,341	1,014,852	959,184	1,270,622	952,674	900,812

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—	—	408
Payable for investments purchased	2,246	2,140	308	190	1,142	382	1,144	—

Total Liabilities	2,246	2,140	308	190	1,142	382	1,144	408

Net assets	$1,588,738	$1,188,318	$2,986,033	$1,014,662	$958,042	$1,270,240	$951,530	$900,404

Net assets
Accumulation units	$1,588,738	$1,188,318	$2,986,033	$1,014,662	$958,042	$1,270,240	$951,530	$900,404

Total net assets	$1,588,738	$1,188,318	$2,986,033	$1,014,662	$958,042	$1,270,240	$951,530	$900,404

Investments in shares of mutual funds, at cost	$2,550,873	$2,045,388	$2,873,527	$1,621,484	$1,630,876	$1,926,580	$1,534,986	$1,219,598
Shares of mutual funds owned	150,591.23	101,133.40	229,871.70	86,134.26	116,834.33	67,137.43	96,700.16	54,143.38
Accumulation units outstanding	111,465.59	143,120.13	225,794.53	97,509.35	94,376.64	92,232.25	88,507.45	92,326.79
Accumulation unit value	$14.25	$8.30	$13.22	$10.41	$10.15	$13.77	$10.75	$9.75

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Products A, B and C - see Note 1

	Summit Mutual Funds, Inc. - Pinnacle Series*		T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

Assets
Investments in shares of mutual funds, at market	$1,497,865	$1,602,439	$3,919,206	$5,934,147	$2,682,042	$6,146,179	$1,373,653
Receivable from Farm Bureau Life Insurance Company	896	—	4,240	—	846	1,182	—
Receivable for investments sold	—	3,193	—	3,516	—	—	875

Total Assets	1,498,761	1,605,632	3,923,446	5,937,663	2,682,888	6,147,361	1,374,528

Liabilities
Payable to Farm Bureau Life Insurance Company	—	3,193	—	3,516	—	—	875
Payable for investments purchased	896	—	4,240	—	846	1,182	—

Total liabilities	896	3,193	4,240	3,516	846	1,182	875

Net assets	$1,497,865	$1,602,439	$3,919,206	$5,934,147	$2,682,042	$6,146,179	$1,373,653

Net assets
Accumulation units	$1,497,865	$1,602,439	$3,919,206	$5,934,147	$2,682,042	$6,146,179	$1,373,653

Total net assets	$1,497,865	$1,602,439	$3,919,206	$5,934,147	$2,682,042	$6,146,179	$1,373,653

Investments in shares of mutual funds, at cost	$2,309,443	$2,474,929	$6,143,151	$8,567,885	$3,748,900	$8,021,572	$2,181,653
Shares of mutual funds owned	37,066.70	39,674.14	273,305.88	427,224.44	210,191.40	483,951.13	166,705.46
Accumulation units outstanding	131,360.04	137,488.86	394,014.24	461,244.20	407,015.41	539,728.55	190,080.27
Accumulation unit value	$11.40	$11.66	$9.95	$12.87	$6.59	$11.39	$7.23

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Product D - see Note 1

	Columbia Funds Variable Insurance Trust*				DWS Variable Series I*	DWS Variable Series II*	EquiTrust Variable Insurance Series Fund*
	International Subaccount	Mid Cap Value B Subaccount	Small Cap Value B Subaccount	Small Co. Growth B Subaccount	Global Opportunities Subaccount	Global Thematic Subaccount	Blue Chip -SC Subaccount	High Grade Bond - SC Subaccount

Assets
Investments in shares of mutual funds, at market	$198	$15,153	$2,950	$5,600	$445	$44,057	$26,875	$118,463
Receivable from Farm Bureau Life Insurance Company	—	89	—	36	—	187	163	469
Receivable for investments sold	—	—	—	—	—	—	—	—

Total Assets	198	15,242	2,950	5,636	445	44,244	27,038	118,932

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	—	89	—	36	—	187	163	469

Total liabilities	—	89	—	36	—	187	163	469

Net assets	$198	$15,153	$2,950	$5,600	$445	$44,057	$26,875	$118,463

Net assets
Accumulation units	$198	$15,153	$2,950	$5,600	$445	$44,057	$26,875	$118,463

Total net assets	$198	$15,153	$2,950	$5,600	$445	$44,057	$26,875	$118,463

Investments in shares of mutual funds, at cost	$188	$15,815	$2,664	$5,892	$513	$44,962	$27,611	$117,474
Shares of mutual funds owned	217.17	1,819.08	260.85	744.72	57.16	7,544.01	930.89	12,509.30
Accumulation units outstanding	27.13	2,294.00	399.43	844.24	73.51	7,257.32	3,361.39	11,812.81
Accumulation unit value	$7.28	$6.61	$7.39	$6.63	$6.06	$6.07	$8.00	$10.03

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Product D - see Note 1

	EquiTrust Variable Insurance Series Fund*				Fidelity® Variable Insurance Products Funds*
	Managed - SC Subaccount	Money Market - SC Subaccount	Strategic Yield - SC Subaccount	Value Growth - SC Subaccount	Contrafund - SC2 Subaccount	Growth - SC2 Subaccount	High Income - SC2 Subaccount	Index 500 - SC2 Subaccount

Assets
Investments in shares of mutual funds, at market	$22,199	$4,211	$17,553	$14,186	$16,151	$2,303	$761	$19,079
Receivable from Farm Bureau Life Insurance Company	81	—	28	73	148	—	—	8,668
Receivable for investments sold	—	—	—	—	—	—	—	—

Total Assets	22,280	4,211	17,581	14,259	16,299	2,303	761	27,747

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	81	—	28	73	148	—	—	8,668

Total Liabilities	81	—	28	73	148	—	—	8,668

Net assets	$22,199	$4,211	$17,553	$14,186	$16,151	$2,303	$761	$19,079

Net assets
Accumulation units	$22,199	$4,211	$17,553	$14,186	$16,151	$2,303	$761	$19,079

Total net assets	$22,199	$4,211	$17,553	$14,186	$16,151	$2,303	$761	$19,079

Investments in shares of mutual funds, at cost	$21,883	$4,211	$17,708	$14,134	$15,963	$2,372	$882	$18,957
Shares of mutual funds owned	1,863.93	4,211.33	2,352.96	1,449.00	1,066.76	98.79	195.61	193.69
Accumulation units outstanding	2,652.42	419.16	1,934.55	1,877.07	2,306.69	362.29	100.94	2,659.63
Accumulation unit value	$8.37	$10.05	$9.07	$7.56	$7.00	$6.36	$7.54	$7.17

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Product D - see Note 1

	Fidelity® Variable Insurance Products Funds*		Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Insurance Trust*
	Mid-Cap - SC2 Subaccount	Fidelity Real Estate - SC2 Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Income Securities Subaccount	Diversified Mid-Cap Growth Subaccount	Intrepid Growth Subaccount

Assets
Investments in shares of mutual funds, at market	$21,552	$31,921	$32,356	$24,758	$4,772	$6,786	$19,658	$32,738
Receivable from Farm Bureau Life Insurance Company	135	133	158	46	13	13	90	147
Receivable for investments sold	—	—	—	—	—	—	—	—

Total Assets	21,687	32,054	32,514	24,804	4,785	6,799	19,748	32,885

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	135	133	158	46	13	13	90	147

Total Liabilities	135	133	158	46	13	13	90	147

Net assets	$21,552	$31,921	$32,356	$24,758	$4,772	$6,786	$19,658	$32,738

Net assets
Accumulation units	$21,552	$31,921	$32,356	$24,758	$4,772	$6,786	$19,658	$32,738

Total net assets	$21,552	$31,921	$32,356	$24,758	$4,772	$6,786	$19,658	$32,738

Investments in shares of mutual funds, at cost	$21,565	$32,975	$32,796	$24,216	$4,623	$6,481	$20,070	$33,744
Shares of mutual funds owned	1,189.41	3,955.53	3,066.89	1,905.94	405.13	396.83	2,089.00	3,320.31
Accumulation units outstanding	3,278.48	5,227.02	4,624.77	2,327.11	653.93	659.11	3,167.09	4,748.07
Accumulation unit value	$6.57	$6.11	$7.00	$10.64	$7.30	$10.30	$6.21	$6.90

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Product D - see Note 1
	J.P. Morgan Insurance Trust*		Summit Mutual Funds, Inc. - Pinnacle Series*				T. Rowe Price Equity Series, Inc.*
	Intrepid Mid Cap Subaccount	Small Cap Equity - CL2 Subaccount	EAFE International Index - F Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index - F Subaccount	S&P MidCap 400 Index - F Subaccount	Equity Income Subaccount	New America Growth Subaccount

Assets
Investments in shares of mutual funds, at market	$2,982	$4,865	$69,472	$219	$648	$365	$65,654	$4,705
Receivable from Farm Bureau Life Insurance Company	—	13	326	—	48	48	379	—
Receivable for investments sold	—	—	—	—	—	—	—	—

Total assets	2,982	4,878	69,798	219	696	413	66,033	4,705

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	—	13	326	—	48	48	379	—

Total liabilities	—	13	326	—	48	48	379	—

Net assets	$2,982	$4,865	$69,472	$219	$648	$365	$65,654	$4,705

Net assets
Accumulation units	$2,982	$4,865	$69,472	$219	$648	$365	$65,654	$4,705

Total net assets	$2,982	$4,865	$69,472	$219	$648	$365	$65,654	$4,705

Investments in shares of mutual funds, at cost	$2,734	$4,714	$70,437	$214	$618	$342	$68,516	$4,625
Shares of mutual funds owned	300.61	585.44	1,200.07	13.16	16.00	8.97	4,578.41	368.71
Accumulation units outstanding	279.19	683.92	9,960.17	32.46	92.81	53.12	8,777.71	690.12
Accumulation unit value	$10.68	$7.11	$6.97	$6.74	$6.99	$6.86	$7.48	$6.82

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Product D - see Note 1
	T. Rowe Price Equity Series, Inc.*	T. Rowe Price International Series, Inc.*
	Personal Strategy Balanced Subaccount	International Stock Subaccount

Assets
Investments in shares of mutual funds, at market	$4,233	$516
Receivable from Farm Bureau Life Insurance Company	121	—
Receivable for investments sold	—	—

Total assets	4,354	516

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—
Payable for investments purchased	121	—

Total liabilities	121	—

Net assets	$4,233	$516

Net assets
Accumulation units	$4,233	$516

Total net assets	$4,233	$516

Investments in shares of mutual funds, at cost	$4,089	$511
Shares of mutual funds owned	333.32	62.68
Accumulation units outstanding	556.79	85.67
Accumulation unit value	$7.60	$6.03

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

Year Ended December 31, 2008, Except as Noted

	Products A, B and C – see Note 1

	American Century Variable Portfolios, Inc.*					Dreyfus Variable Investment Fund*

	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Dreyfus Growth & Income Subaccount

Income:
Dividends	$61	$10,076	$—	$4,875	$—	$20,218	$6,466	$3,309
Expenses:
Mortality and expense risk	(585)	(1,819)	(5,170)	(1,858)	(11,115)	(9,910)	(6,675)	(4,346)

Net investment income (loss)	(524)	8,257	(5,170)	3,017	(11,115)	10,308	(209)	(1,037)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2,458)	(2,685)	(5,368)	(14,321)	21,489	(17,111)	(30,060)	(661)
Realized gain distributions	—	—	89,413	25,880	59,261	75,312	38,744	59,698

Total realized gain (loss) on investments	(2,458)	(2,685)	84,045	11,559	80,750	58,201	8,684	59,037

Change in unrealized appreciation (depreciation) of investments	(15,042)	(18,854)	(382,181)	(78,767)	(847,845)	(465,476)	(345,488)	(298,616)

Net increase (decrease) in net assets from operations	$(18,024)	$(13,282)	$(303,306)	$(64,191)	$(778,210)	$(396,967)	$(337,013)	$(240,616)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

			Products A, B and C - see Note 1

	Dreyfus Variable Investment Fund*	Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*

	International Equity Subaccount	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount

Income:
Dividends	$47,389	$951	$990,502	$495,339	$1,579,718	$32,835	$762,379	$905,403
Expenses:
Mortality and expense risk	(25,034)	(2,013)	(370,843)	(89,116)	(366,819)	(15,557)	(109,168)	(317,856)

Net investment income (loss)	22,355	(1,062)	619,659	406,223	1,212,899	17,278	653,211	587,547

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	8,230	2,446	293,642	(16,257)	280,501	—	(177,517)	(218,782)
Realized gain distributions	87,252	—	—	4,323	1,582,543	—	—	1,648,968

Total realized gain (loss) on investments	95,482	2,446	293,642	(11,934)	1,863,044	—	(177,517)	1,430,186

Change in unrealized appreciation (depreciation) of investments	(1,618,520)	(94,245)	(15,800,859)	(647,730)	(12,144,929)	—	(1,976,564)	(14,352,138)

Net increase (decrease) in net assets from operations	$(1,500,683)	$(92,861)	$(14,887,558)	$(253,441)	$(9,068,986)	$17,278	$(1,500,870)	$(12,334,405)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Products A, B and C - see Note 1

	Fidelity® Variable Insurance Products Funds*							Franklin Templeton Variable Insurance Product Trust*

	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income - SC2 Subaccount	Index 500 Subaccount	Mid-Cap - SC2 Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount

Income:
Dividends	$157,194	$113,138	$59,332	$81,557	$235,536	$8,687	$119,126	$19,949
Expenses:
Mortality and expense risk	(135,486)	(120,362)	(42,613)	(7,951)	(94,180)	(31,915)	(39,211)	(17,606)

Net investment income (loss)	21,708	(7,224)	16,719	73,606	141,356	(23,228)	79,915	2,343
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(202,224)	(340,425)	(101,311)	(24,255)	(122,701)	34,382	(34,403)	(152,995)
Realized gain distributions	425,396	—	510,643	—	112,748	583,540	527,394	544,843

Total realized gain (loss) on investments	223,172	(340,425)	409,332	(24,255)	(9,953)	617,922	492,991	391,848
Change in unrealized appreciation (depreciation) of investments	(8,298,766)	(7,658,130)	(2,864,928)	(299,381)	(4,830,634)	(2,306,598)	(2,986,166)	(1,410,634)

Net increase (decrease) in net assets from operations	$(8,053,886)	$(8,005,779)	$(2,438,877)	$(250,030)	$(4,699,231)	$(1,711,904)	$(2,413,260)	$(1,016,443)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Products A, B and C - see Note 1

	Franklin Templeton Variable Insurance Products Trust*					J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc - Pinnacle Series*

	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount

Income:
Dividends	$22,406	$—	$134,208	$40,392	$21,827	$17,620	$2,163	$606
Expenses:
Mortality and expense risk	(17,508)	(13,567)	(24,161)	(11,508)	(11,065)	(14,482)	(10,430)	(11,032)

Net investment income (loss)	4,898	(13,567)	110,047	28,884	10,762	3,138	(8,267)	(10,426)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7,953	(19,757)	(7,768)	4,639	7,733	15,141	(21,531)	20,032
Realized gain distributions	155,179	191,428	—	57,452	86,012	119,439	121,695	—

Total realized gain (loss) on investments	163,132	171,671	(7,768)	62,091	93,745	134,580	100,164	20,032
Change in unrealized appreciation (depreciation) of investments	(924,315)	(964,424)	73,170	(676,808)	(769,631)	(771,199)	(522,254)	(649,020)

Net increase (decrease) in net assets from operations	$(756,285)	$(806,320)	$175,449	$(585,833)	$(665,124)	$(633,481)	$(430,357)	$(639,414)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Products A, B and C - see Note 1

	Summit Mutual Funds, Inc. - Pinnacle Series*		T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

Income:
Dividends	$37,482	$46,163	$116,072	$—	$—	$189,954	$43,905
Expenses:
Mortality and expense risk	(16,808)	(19,158)	(42,814)	(75,710)	(33,827)	(69,413)	(19,382)

Net investment income (loss)	20,674	27,005	73,258	(75,710)	(33,827)	120,541	24,523
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3,467	19,392	(28,959)	86,291	(51,629)	(331)	(24,973)
Realized gain distributions	119,214	168,626	142,571	460,480	170,683	51,631	84,783

Total realized gain (loss) on investments	122,681	188,018	113,612	546,771	119,054	51,300	59,810
Change in unrealized appreciation (depreciation) of investments	(904,177)	(1,146,160)	(2,297,003)	(4,495,606)	(1,780,376)	(2,854,974)	(1,415,033)

Net increase (decrease) in net assets from operations	$(760,822)	$(931,137)	$(2,110,133)	$(4,024,545)	$(1,695,149)	$(2,683,133)	$(1,330,700)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Product D - see Note 1

	Columbia Funds Variable Insurance Trust*				DWS Variable Series I*	DWS Variable Series II*	EquiTrust Variable Insurance Series Fund*

	International Subaccount (1)	Mid Cap Value B Subaccount (1)	Small Cap Value B Subaccount (1)	Small Co. Growth B Subaccount (1)	Global Opportunities Subaccount (1)	Global Thematic Subaccount (1)	Blue Chip - SC Subaccount (1)	High Grade Bond - SC Subaccount (1)

Income:
Dividends	$—	$—	$—	$—	$—	$—	$—	$828
Expenses:
Mortality and expense risk	—	—	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	—	—	—	828
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(32)	(211)	(48)	(120)	(52)	(1,188)	(254)	(325)
Realized gain distributions	—	—	—	—	—	—	—	—

Total realized gain (loss) on investments	(32)	(211)	(48)	(120)	(52)	(1,188)	(254)	(325)
Change in unrealized appreciation (depreciation) of investments	10	(662)	286	(292)	(68)	(905)	(736)	989

Net increase (decrease) in net assets from operations	$(22)	$(873)	$238	$(412)	$(120)	$(2,093)	$(990)	$1,492

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Product D - see Note 1

	EquiTrust Variable Insurance Series Fund*				Fidelity® Variable Insurance Products Funds*

	Managed - SC Subaccount (1)	Money Market - SC Subaccount (1)	Strategic Yield - SC Subaccount (1)	Value Growth - SC Subaccount (1)	Contrafund - SC2 Subaccount (1)	Growth - SC2 Subaccount (1)	High Income - SC2 Subaccount (1)	Index 500 - SC2 Subaccount (1)

Income:
Dividends	$—	$11	$154	$—	$146	$19	$65	$211
Expenses:
Mortality and expense risk	—	—	—	—	—	—	—	—

Net investment income (loss)	—	11	154	—	146	19	65	211
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(417)	—	(176)	(371)	(202)	(32)	(22)	(82)
Realized gain distributions	—	—	—	—	—	—	—	—

Total realized gain (loss) on investments	(417)	—	(176)	(371)	(202)	(32)	(22)	(82)
Change in unrealized appreciation (depreciation) of investments	316	—	(155)	52	188	(69)	(121)	122

Net increase (decrease) in net assets from operations	$(101)	$11	$(177)	$(319)	$132	$(82)	$(78)	$251

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Product D - see Note 1

	Fidelity® Variable Insurance Products Funds*		Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Insurance Trust*

	Mid-Cap - SC2 Subaccount (1)	Fidelity Real Estate - SC2 Subaccount (1)	Franklin Small Cap Value Securities Subaccount (1)	Franklin U.S. Government Subaccount (1)	Mutual Shares Securities Subaccount (1)	Templeton Global Income Securities Subaccount (1)	Diversified Mid-Cap Growth Subaccount (1)	Intrepid Growth Subaccount (1)

Income:
Dividends	$28	$1,013	$—	$—	$7	$—	$—	$—
Expenses:
Mortality and expense risk	—	—	—	—	—	—	—	—

Net investment income (loss)	28	1,013	—	—	7	—	—	—
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(286)	(608)	(602)	(5)	(97)	(8)	(481)	(745)
Realized gain distributions	—	432	—	—	10	—	—	—

Total realized gain (loss) on investments	(286)	(176)	(602)	(5)	(87)	(8)	(481)	(745)
Change in unrealized appreciation (depreciation) of investments	(13)	(1,054)	(440)	542	149	305	(412)	(1,006)

Net increase (decrease) in net assets from operations	$(271)	$(217)	$(1,042)	$537	$69	$297	$(893)	$(1,751)

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Product D - see Note 1

	J.P. Morgan Insurance Trust*		Summit Mutual Funds, Inc. - Pinnacle Series*				T. Rowe Price Equity Series, Inc.*

	Intrepid Mid Cap Subaccount (1)	Small Cap Equity - CL2 Subaccount (1)	EAFE International Index - F Subaccount (1)	NASDAQ 100 Index Subaccount (1)	Russell 2000 Small Cap Index - F Subaccount (1)	S&P MidCap 400 Index - F Subaccount (1)	Equity Income Subaccount (1)	New America Growth Subaccount (1)

Income:
Dividends	$—	$1	$237	$—	$3	$2	$548	$—
Expenses:
Mortality and expense risk	—	—	—	—	—	—	—	—

Net investment income (loss)	—	1	237	—	3	2	548	—
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2)	(33)	(1,282)	(23)	(8)	(16)	(869)	(57)
Realized gain distributions	—	30	—	—	8	—	—	288

Total realized gain (loss) on investments	(2)	(3)	(1,282)	(23)	—	(16)	(869)	231
Change in unrealized appreciation (depreciation) of investments	248	151	(965)	5	30	23	(2,862)	80

Net increase (decrease) in net assets from operations	$246	$149	$(2,010)	$(18)	$33	$9	$(3,183)	$311

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Product D - see Note 1

	T. Rowe Price Equity Series, Inc.*	T. Rowe Price International Series, Inc.*

	Personal Strategy Balanced Subaccount (1)	International Stock Subaccount (1)

Income:
Dividends	$34	$7
Expenses:
Mortality and expense risk	—	—

Net investment income (loss)	34	7
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(49)	(51)
Realized gain distributions	—	13

Total realized gain (loss) on investments	(49)	(38)
Change in unrealized appreciation (depreciation) of investments	144	5

Net increase (decrease) in net assets from operations	$129	$(26)

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Products A, B and C - see Note 1

	American Century Variable Portfolios, Inc.*

	American Century Mid Cap Value Subaccount		Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(524)	$16	$8,257	$1,012	$(5,170)	$(5,746)	$3,017	$(517)
Net realized gain (loss) on investments	(2,458)	702	(2,685)	22	84,045	22,653	11,559	5,413
Change in unrealized appreciation (depreciation) of investments	(15,042)	(5,080)	(18,854)	3,360	(382,181)	100,325	(78,767)	(25,642)

Net increase (decrease) in net assets from operations	(18,024)	(4,362)	(13,282)	4,394	(303,306)	117,232	(64,191)	(20,746)

Contract transactions:
Transfers of net premiums	33,463	27,056	62,573	6,084	156,192	160,935	49,595	37,499
Transfers of surrenders and death benefits	(6,131)	(1,466)	(6,402)	(171)	(33,263)	(51,665)	(1,327)	(1,103)
Transfers of policy loans	(2,661)	(633)	(589)	—	(6,731)	(23,398)	(1,601)	(182)
Transfers of cost of insurance and other charges	(13,182)	(7,859)	(14,682)	(3,044)	(67,572)	(69,878)	(27,357)	(17,302)
Transfers between subaccounts, including Declared Interest Option account	3,143	48,655	78,945	102,356	3,097	(24,647)	(2,996)	226,255

Net increase (decrease) in net assets from contract transactions	14,632	65,753	119,845	105,225	51,723	(8,653)	16,314	245,167

Total increase (decrease) in net assets	(3,392)	61,391	106,563	109,619	(251,583)	108,579	(47,877)	224,421
Net assets at beginning of period	64,547	3,156	113,123	3,504	695,897	587,318	227,139	2,718

Net assets at end of period	$61,155	$64,547	$219,686	$113,123	$444,314	$695,897	$179,262	$227,139

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Products A, B and C - see Note 1

	American Century Variable Portfolios, Inc.*		Dreyfus Variable Investment Fund*

	Vista Subaccount		Appreciation Subaccount		Developing Leaders Subaccount		Dreyfus Growth & Income Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,115)	$(10,550)	$10,308	$2,416	$(209)	$(1,516)	$(1,037)	$(701)
Net realized gain (loss) on investments	80,750	46,000	58,201	10,918	8,684	146,462	59,037	45,340
Change in unrealized appreciation (depreciation) of investments	(847,845)	338,765	(465,476)	22,785	(345,488)	(260,761)	(298,616)	(7,036)

Net increase (decrease) in net assets from operations	(778,210)	374,215	(396,967)	36,119	(337,013)	(115,815)	(240,616)	37,603
Contract transactions:
Transfers of net premiums	311,708	279,807	386,281	215,436	216,248	272,350	132,437	139,617
Transfers of surrenders and death benefits	(48,048)	(27,334)	(32,969)	(34,092)	(35,051)	(78,189)	(36,212)	(29,507)
Transfers of policy loans	(23,304)	(29,465)	(28,218)	(19,870)	(14,001)	(14,985)	(11,987)	(8,230)
Transfers of cost of insurance and other charges	(119,036)	(111,021)	(140,874)	(69,695)	(74,172)	(89,535)	(44,956)	(46,518)
Transfers between subaccounts, including Declared Interest Option account	79,407	33,604	138,655	402,050	(42,935)	1,777	4,703	(10,468)

Net increase (decrease) in net assets from contract transactions	200,727	145,591	322,875	493,829	50,089	91,418	43,985	44,894

Total increase (decrease) in net assets	(577,483)	519,806	(74,092)	529,948	(286,924)	(24,397)	(196,631)	82,497
Net assets at beginning of period	1,431,907	912,101	1,078,980	549,032	863,691	888,088	562,704	480,207

Net assets at end of period	$854,424	$1,431,907	$1,004,888	$1,078,980	$576,767	$863,691	$366,073	$562,704

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Products A, B and C - see Note 1

	Dreyfus Variable Investment Fund*		Dreyfus Socially Responsible Growth Fund, Inc.*		EquiTrust Variable Insurance Series Fund*

	International Equity Subaccount		Socially Responsible Growth Subaccount		Blue Chip Subaccount		High Grade Bond Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$22,355	$9,341	$(1,062)	$(1,562)	$619,659	$474,272	$406,223	$427,200
Net realized gain (loss) on investments	95,482	38,107	2,446	11,431	293,642	716,926	(11,934)	(282)
Change in unrealized appreciation (depreciation) of investments	(1,618,520)	250,744	(94,245)	5,186	(15,800,859)	1,409,409	(647,730)	8,659

Net increase (decrease) in net assets from operations	(1,500,683)	298,192	(92,861)	15,055	(14,887,558)	2,600,607	(253,441)	435,577
Contract transactions:
Transfers of net premiums	1,039,690	634,125	52,265	57,110	5,386,156	5,480,464	1,329,246	1,352,683
Transfers of surrenders and death benefits	(101,837)	(55,767)	(15,205)	(6,573)	(1,814,577)	(1,989,490)	(432,976)	(371,420)
Transfers of policy loans	(44,134)	(53,570)	(2,629)	(21,935)	(542,507)	(553,113)	(74,774)	(101,009)
Transfers of cost of insurance and other charges	(343,001)	(229,494)	(18,899)	(19,255)	(3,459,843)	(3,485,836)	(903,230)	(804,432)
Transfers between subaccounts, including Declared Interest Option account	360,053	933,954	(4,968)	(6,998)	(578,455)	(431,103)	(15,125)	(16,013)

Net increase (decrease) in net assets from contract transactions	910,771	1,229,248	10,564	2,349	(1,009,226)	(979,078)	(96,859)	59,809

Total increase (decrease) in net assets	(589,912)	1,527,440	(82,297)	17,404	(15,896,784)	1,621,529	(350,300)	495,386
Net assets at beginning of period	2,814,673	1,287,233	256,702	239,298	48,820,454	47,198,925	10,048,358	9,552,972

Net assets at end of period	$2,224,761	$2,814,673	$174,405	$256,702	$32,923,670	$48,820,454	$9,698,058	$10,048,358

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Products A, B and C - see Note 1

	EquiTrust Variable Insurance Series Fund*

	Managed Subaccount		Money Market Subaccount		Strategic Yield Subaccount		Value Growth Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,212,899	$855,191	$17,278	$55,371	$653,211	$672,530	$587,547	$344,649
Net realized gain (loss) on investments	1,863,044	2,425,979	—	—	(177,517)	(116,372)	1,430,186	1,692,098
Change in unrealized appreciation (depreciation) of investments	(12,144,929)	(1,090,627)	—	—	(1,976,564)	(228,809)	(14,352,138)	(274,368)

Net increase (decrease) in net assets from operations	(9,068,986)	2,190,543	17,278	55,371	(1,500,870)	327,349	(12,334,405)	1,762,379

Contract transactions:
Transfers of net premiums	3,834,296	4,134,789	297,382	300,512	1,544,635	1,564,699	3,825,709	3,885,858
Transfers of surrenders and death benefits	(1,906,830)	(1,644,732)	(67,499)	(259,208)	(414,245)	(505,549)	(1,482,494)	(1,829,893)
Transfers of policy loans	(418,613)	(379,135)	(57,463)	(19,565)	(120,390)	(128,652)	(370,528)	(393,453)
Transfers of cost of insurance and other charges	(3,286,565)	(3,214,200)	(142,310)	(127,618)	(1,077,039)	(982,532)	(2,934,068)	(2,954,643)
Transfers between subaccounts, including Declared Interest Option account	(726,139)	(608,929)	(34,646)	547,010	(141,564)	(57,878)	(510,685)	(388,793)

Net increase (decrease) in net assets from contract transactions	(2,503,851)	(1,712,207)	(4,536)	441,131	(208,603)	(109,912)	(1,472,066)	(1,680,924)

Total increase (decrease) in net assets	(11,572,837)	478,336	12,742	496,502	(1,709,473)	217,437	(13,806,471)	81,455
Net assets at beginning of period	45,394,311	44,915,975	1,744,463	1,247,961	12,689,281	12,471,844	40,872,097	40,790,642

Net assets at end of period	$33,821,474	$45,394,311	$1,757,205	$1,744,463	$10,979,808	$12,689,281	$27,065,626	$40,872,097

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

			Products A, B and C - see Note 1

			Fidelity® Variable Insurance Products Funds*

	Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount		High Income - SC2 Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$21,708	$16,257	$(7,224)	$(12,496)	$16,719	$53,959	$73,606	$65,419
Net realized gain (loss) on investments	223,172	4,428,802	(340,425)	(250,219)	409,332	268,289	(24,255)	(1,798)
Change in unrealized appreciation (depreciation) of investments	(8,298,766)	(1,998,536)	(7,658,130)	3,766,032	(2,864,928)	267,495	(299,381)	(52,178)

Net increase (decrease) in net assets from operations	(8,053,886)	2,446,523	(8,005,779)	3,503,317	(2,438,877)	589,743	(250,030)	11,443

Contract transactions:
Transfers of net premiums	2,791,713	2,480,587	1,991,813	2,141,285	724,161	772,332	266,609	281,392
Transfers of surrenders and death benefits	(540,925)	(685,294)	(510,221)	(782,792)	(207,773)	(290,107)	(42,815)	(36,773)
Transfers of policy loans	(238,769)	(251,788)	(216,328)	(226,410)	(104,079)	(97,881)	(16,402)	(21,181)
Transfers of cost of insurance and other charges	(1,390,384)	(1,271,275)	(1,116,332)	(1,118,064)	(419,349)	(429,002)	(106,449)	(99,855)
Transfers between subaccounts, including Declared Interest Option account	296,842	1,054,029	(178,636)	(494,710)	(30,802)	(227,934)	(3,768)	15,406

Net increase (decrease) in net assets from contract transactions	918,477	1,326,259	(29,704)	(480,691)	(37,842)	(272,592)	97,175	138,989

Total increase (decrease) in net assets	(7,135,409)	3,772,782	(8,035,483)	3,022,626	(2,476,719)	317,151	(152,855)	150,432
Net assets at beginning of period	18,032,014	14,259,232	16,877,243	13,854,617	5,796,602	5,479,451	883,028	732,596

Net assets at end of period	$10,896,605	$18,032,014	$8,841,760	$16,877,243	$3,319,883	$5,796,602	$730,173	$883,028

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Products A, B and C - see Note 1

	Fidelity® Variable Insurance Products Funds*						Franklin Templeton Variable Insurance Products Trust*

	Index 500 Subaccount		Mid-Cap - SC2 Subaccount		Overseas Subaccount		Franklin Real Estate Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$141,356	$336,344	$(23,228)	$(15,549)	$79,915	$123,539	$2,343	$38,960
Net realized gain (loss) on investments	(9,953)	36,061	617,922	419,294	492,991	333,461	391,848	234,636
Change in unrealized appreciation (depreciation) of investments	(4,830,634)	172,279	(2,306,598)	76,506	(2,986,166)	288,791	(1,410,634)	(931,269)

Net increase (decrease) in net assets from operations	(4,699,231)	544,684	(1,711,904)	480,251	(2,413,260)	745,791	(1,016,443)	(657,673)

Contract transactions:
Transfers of net premiums	1,712,987	1,788,920	763,789	786,981	585,038	599,994	584,638	717,265
Transfers of surrenders and death benefits	(402,224)	(565,326)	(148,419)	(160,275)	(172,916)	(246,464)	(93,242)	(152,866)
Transfers of policy loans	(175,853)	(183,086)	(54,565)	(55,450)	(83,039)	(96,195)	(32,863)	(66,340)
Transfers of cost of insurance and other charges	(916,686)	(936,132)	(351,540)	(334,145)	(341,197)	(337,727)	(221,559)	(270,922)
Transfers between subaccounts, including Declared Interest Option account	(162,344)	(82,199)	(53,238)	260,725	77,473	111,850	(164,928)	86,228

Net increase (decrease) in net assets from contract transactions	55,880	22,177	156,027	497,836	65,359	31,458	72,046	313,365

Total increase (decrease) in net assets	(4,643,351)	566,861	(1,555,877)	978,087	(2,347,901)	777,249	(944,397)	(344,308)
Net assets at beginning of period	12,502,295	11,935,434	4,154,045	3,175,958	5,407,364	4,630,115	2,352,897	2,697,205

Net assets at end of period	$7,858,944	$12,502,295	$2,598,168	$4,154,045	$3,059,463	$5,407,364	$1,408,500	$2,352,897

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Products A, B and C - see Note 1

	Franklin Templeton Variable Insurance Products Trust*

	Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,898	$(4,735)	$(13,567)	$(11,777)	$110,047	$57,902	$28,884	$7,024
Net realized gain (loss) on investments	163,132	158,477	171,671	122,892	(7,768)	(15,347)	62,091	99,051
Change in unrealized appreciation (depreciation) of investments	(924,315)	(242,891)	(964,424)	(13,861)	73,170	58,460	(676,808)	(91,949)

Net increase (decrease) in net assets from operations	(756,285)	(89,149)	(806,320)	97,254	175,449	101,015	(585,833)	14,126

Contract transactions:
Transfers of net premiums	636,785	540,755	579,533	426,052	822,414	587,142	278,765	243,272
Transfers of surrenders and death benefits	(74,653)	(63,283)	(77,673)	(73,019)	(108,025)	(43,698)	(46,957)	(27,253)
Transfers of policy loans	(23,267)	(36,227)	(26,338)	(32,237)	(42,536)	(38,039)	(7,027)	(15,262)
Transfers of cost of insurance and other charges	(231,359)	(212,262)	(194,176)	(162,876)	(342,029)	(213,494)	(125,373)	(107,103)
Transfers between subaccounts, including Declared Interest Option account	85,662	411,395	94,336	422,759	238,732	607,990	73,010	314,446

Net increase (decrease) in net assets from contract transactions	393,168	640,378	375,682	580,679	568,556	899,901	172,418	408,100

Total increase (decrease) in net assets	(363,117)	551,229	(430,638)	677,933	744,005	1,000,916	(413,415)	422,226
Net assets at beginning of period	1,951,855	1,400,626	1,618,956	941,023	2,242,028	1,241,112	1,428,077	1,005,851

Net assets at end of period	$1,588,738	$1,951,855	$1,188,318	$1,618,956	$2,986,033	$2,242,028	$1,014,662	$1,428,077

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Products A, B and C - see Note 1

	Franklin Templeton Variable Insurance Products Trust*		J.P. Morgan Series Trust II*				Summit Mutual Funds, Inc. - Pinnacle Series*

	Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Company Subaccount		NASDAQ 100 Index Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$10,762	$5,868	$3,138	$(628)	$(8,267)	$(10,665)	$(10,426)	$3,512
Net realized gain (loss) on investments	93,745	117,706	134,580	186,707	100,164	77,081	20,032	65,589
Change in unrealized appreciation (depreciation) of investments	(769,631)	(113,744)	(771,199)	(173,255)	(522,254)	(156,175)	(649,020)	145,767

Net increase (decrease) in net assets from operations	(665,124)	9,830	(633,481)	12,824	(430,357)	(89,759)	(639,414)	214,868

Contract transactions:
Transfers of net premiums	387,209	331,337	388,748	395,180	390,866	374,475	306,315	325,310
Transfers of surrenders and death benefits	(62,608)	(76,582)	(62,652)	(59,760)	(49,635)	(34,591)	(55,480)	(46,452)
Transfers of policy loans	(24,800)	(20,389)	(23,020)	(26,424)	(14,241)	(25,120)	(27,586)	(49,073)
Transfers of cost of insurance and other charges	(142,659)	(128,774)	(162,129)	(160,631)	(130,510)	(141,072)	(126,002)	(129,821)
Transfers between subaccounts, including Declared Interest Option account	(1,030)	255,049	(66,076)	196,499	(11,249)	127,219	(33,266)	(68,328)

Net increase (decrease) in net assets from contract transactions	156,112	360,641	74,871	344,864	185,231	300,911	63,981	31,636

Total increase (decrease) in net assets	(509,012)	370,471	(558,610)	357,688	(245,126)	211,152	(575,433)	246,504
Net assets at beginning of period	1,467,054	1,096,583	1,828,850	1,471,162	1,196,656	985,504	1,475,837	1,229,333

Net assets at end of period	$958,042	$1,467,054	$1,270,240	$1,828,850	$951,530	$1,196,656	$900,404	$1,475,837

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Products A, B and C - see Note 1

	Summit Mutual Funds, Inc. - Pinnacle Series*				T. Rowe Price Equity Series, Inc.*

	Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount		Equity Income Subaccount		Mid Cap Growth Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$20,674	$(6,525)	$27,005	$(1,154)	$73,258	$38,585	$(75,710)	$(68,839)
Net realized gain (loss) on investments	122,681	221,524	188,018	194,345	113,612	336,751	546,771	1,387,633
Change in unrealized appreciation (depreciation) of investments	(904,177)	(286,525)	(1,146,160)	(58,816)	(2,297,003)	(326,074)	(4,495,606)	189,920

Net increase (decrease) in net assets from operations	(760,822)	(71,526)	(931,137)	134,375	(2,110,133)	49,262	(4,024,545)	1,508,714

Contract transactions:
Transfers of net premiums	490,336	509,456	512,661	561,285	1,498,170	1,084,403	966,094	1,015,677
Transfers of surrenders and death benefits	(67,358)	(89,670)	(86,469)	(96,862)	(175,879)	(144,772)	(403,215)	(471,580)
Transfers of policy loans	(30,665)	(31,786)	(33,743)	(70,697)	(56,043)	(62,590)	(136,515)	(138,412)
Transfers of cost of insurance and other charges	(175,234)	(176,992)	(205,997)	(211,574)	(565,623)	(459,737)	(671,453)	(680,196)
Transfers between subaccounts, including Declared Interest Option account	(54,962)	34,084	(114,249)	(15,785)	348,173	1,237,188	(141,428)	(269,685)

Net increase (decrease) in net assets from contract transactions	162,117	245,092	72,203	166,367	1,048,798	1,654,492	(386,517)	(544,196)

Total increase (decrease) in net assets	(598,705)	173,566	(858,934)	300,742	(1,061,335)	1,703,754	(4,411,062)	964,518
Net assets at beginning of period	2,096,570	1,923,004	2,461,373	2,160,631	4,980,541	3,276,787	10,345,209	9,380,691

Net assets at end of period	$1,497,865	$2,096,570	$1,602,439	$2,461,373	$3,919,206	$4,980,541	$5,934,147	$10,345,209

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Products A, B and C - see Note 1

	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

	New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(33,827)	$(38,184)	$120,541	$111,723	$24,523	$14,455
Net realized gain (loss) on investments	119,054	386,868	51,300	908,650	59,810	313,332
Change in unrealized appreciation (depreciation) of investments	(1,780,376)	150,863	(2,854,974)	(482,950)	(1,415,033)	(39,256)

Net increase (decrease) in net assets from operations	(1,695,149)	499,547	(2,683,133)	537,423	(1,330,700)	288,531

Contract transactions:
Transfers of net premiums	602,970	635,579	1,162,618	1,195,505	338,427	334,722
Transfers of surrenders and death benefits	(172,165)	(176,846)	(286,780)	(348,247)	(108,971)	(91,028)
Transfers of policy loans	(57,855)	(88,140)	(106,992)	(129,234)	(65,502)	(38,661)
Transfers of cost of insurance and other charges	(315,079)	(316,252)	(669,020)	(656,914)	(184,052)	(185,427)
Transfers between subaccounts, including Declared Interest Option account	(66,861)	(116,965)	(34,861)	139,161	(12,774)	35,867

Net increase (decrease) in net assets from contract transactions	(8,990)	(62,624)	64,965	200,271	(32,872)	55,473

Total increase (decrease) in net assets	(1,704,139)	436,923	(2,618,168)	737,694	(1,363,572)	344,004
Net assets at beginning of period	4,386,181	3,949,258	8,764,347	8,026,653	2,737,225	2,393,221

Net assets at end of period	$2,682,042	$4,386,181	$6,146,179	$8,764,347	$1,373,653	$2,737,225

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Product D - see Note 1

	Columbia Funds Variable Insurance Trust*

	International Subaccount		Mid Cap Value B Subaccount		Small Cap Value B Subaccount		Small Co. Growth B Subaccount

	Period Ended December 31		Period Ended December 31		Period Ended December 31		Period Ended December 31
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—	$—	$—	$—	$—	$—	$—
Net realized gain (loss) on investments	(32)	—	(211)	—	(48)	—	(120)	—
Change in unrealized appreciation (depreciation) of investments	10	—	(662)	—	286	—	(292)	—

Net increase (decrease) in net assets from operations	(22)	—	(873)	—	238	—	(412)	—

Contract transactions:
Transfers of net premiums	148	—	6,100	—	251	—	2,823	—
Transfers of surrenders and death benefits	—	—	—	—	—	—	—	—
Transfers of policy loans	—	—	—	—	—	—	—	—
Transfers of cost of insurance and other charges	(83)	—	(2,152)	—	(100)	—	(973)	—
Transfers between subaccounts, including Declared Interest Option account	155	—	12,078	—	2,561	—	4,162	—

Net increase (decrease) in net assets from contract transactions	220	—	16,026	—	2,712	—	6,012	—

Total increase (decrease) in net assets	198	—	15,153	—	2,950	—	5,600	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$198	$—	$15,153	$—	$2,950	$—	$5,600	$—

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Product D - see Note 1

	DWS Variable Series I*		DWS Variable Series II*		EquiTrust Variable Insurance Series Fund*

	Global Opportunities Subaccount		Global Thematic Subaccount		Blue Chip - SC Subaccount		High Grade Bond - SC Subaccount

	Period Ended December 31		Period Ended December 31		Period Ended December 31		Period Ended December 31
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—	$—	$—	$—	$—	$828	$—
Net realized gain (loss) on investments	(52)	—	(1,188)	—	(254)	—	(325)	—
Change in unrealized appreciation (depreciation) of investments	(68)	—	(905)	—	(736)	—	989	—

Net increase (decrease) in net assets from operations	(120)	—	(2,093)	—	(990)	—	1,492	—

Contract transactions:
Transfers of net premiums	379	—	13,662	—	12,361	—	32,982	—
Transfers of surrenders and death benefits	—	—	(9)	—	—	—	(32)	—
Transfers of policy loans	—	—	—	—	—	—	—	—
Transfers of cost of insurance and other charges	(171)	—	(5,141)	—	(4,536)	—	(14,129)	—
Transfers between subaccounts, including Declared Interest Option account	357	—	37,638	—	20,040	—	98,150	—

Net increase (decrease) in net assets from contract transactions	565	—	46,150	—	27,865	—	116,971	—

Total increase (decrease) in net assets	445	—	44,057	—	26,875	—	118,463	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$445	$—	$44,057	$—	$26,875	$—	$118,463	$—

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Product D - see Note 1

	EquiTrust Variable Insurance Series Fund*

	Managed - SC Subaccount		Money Market - SC Subaccount		Strategic Yield - SC Subaccount		Value Growth - SC Subaccount

	Period Ended December 31		Period Ended December 31		Period Ended December 31		Period Ended December 31
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—	$11	$—	$154	$—	$—	$—
Net realized gain (loss) on investments	(417)	—	—	—	(176)	—	(371)	—
Change in unrealized appreciation (depreciation) of investments	316	—	—	—	(155)	—	52	—

Net increase (decrease) in net assets from operations	(101)	—	11	—	(177)	—	(319)	—

Contract transactions:
Transfers of net premiums	5,912	—	1,916	—	2,155	—	2,249	—
Transfers of surrenders and death benefits	(6)	—	—	—	(7)	—	(5)	—
Transfers of policy loans	—	—	—	—	—	—	—	—
Transfers of cost of insurance and other charges	(2,736)	—	(855)	—	(1,113)	—	(947)	—
Transfers between subaccounts, including
Declared Interest Option account	19,130	—	3,139	—	16,695	—	13,208	—

Net increase (decrease) in net assets from contract transactions	22,300	—	4,200	—	17,730	—	14,505	—

Total increase (decrease) in net assets	22,199	—	4,211	—	17,553	—	14,186	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$22,199	$—	$4,211	$—	$17,553	$—	$14,186	$—

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Product D - see Note 1

	Fidelity® Variable Insurance Products Funds*

	Contrafund - SC2 Subaccount		Growth - SC2 Subaccount		High Income - SC2 Subaccount		Index 500 - SC2 Subaccount

	Period Ended December 31		Period Ended December 31		Period Ended December 31		Period Ended December 31
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$146	$—	$19	$—	$65	$—	$211	$—
Net realized gain (loss) on investments	(202)	—	(32)	—	(22)	—	(82)	—
Change in unrealized appreciation (depreciation) of investments	188	—	(69)	—	(121)	—	122	—

Net increase (decrease) in net assets from operations	132	—	(82)	—	(78)	—	251	—

Contract transactions:
Transfers of net premiums	4,749	—	289	—	793	—	817	—
Transfers of surrenders and death benefits	—	—	—	—	—	—	—	—
Transfers of policy loans	—	—	—	—	—	—	—	—
Transfers of cost of insurance and other charges	(2,147)	—	(240)	—	(331)	—	(531)	—
Transfers between subaccounts, including Declared Interest Option account	13,417	—	2,336	—	377	—	18,542	—

Net increase (decrease) in net assets from contract transactions	16,019	—	2,385	—	839	—	18,828	—

Total increase (decrease) in net assets	16,151	—	2,303	—	761	—	19,079	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$16,151	$—	$2,303	$—	$761	$—	$19,079	$—

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Product D - see Note 1

	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*

	Mid-Cap - SC2 Subaccount		Fidelity Real Estate - SC2 Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin U.S. Government Subaccount

	Period Ended December 31		Period Ended December 31		Period Ended December 31		Period Ended December 31
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$28	$—	$1,013	$—	$—	$—	$—	$—
Net realized gain (loss) on investments	(286)	—	(176)	—	(602)	—	(5)	—
Change in unrealized appreciation (depreciation) of investments	(13)	—	(1,054)	—	(440)	—	542	—

Net increase (decrease) in net assets from operations	(271)	—	(217)	—	(1,042)	—	537	—

Contract transactions:
Transfers of net premiums	6,913	—	8,882	—	10,468	—	2,989	—
Transfers of surrenders and death benefits	—	—	(4)	—	(6)	—	(13)	—
Transfers of policy loans	—	—	—	—	—	—	—	—
Transfers of cost of insurance and other charges	(2,655)	—	(3,168)	—	(3,862)	—	(1,734)	—
Transfers between subaccounts, including Declared Interest Option account	17,565	—	26,428	—	26,798	—	22,979	—

Net increase (decrease) in net assets from contract transactions	21,823	—	32,138	—	33,398	—	24,221	—

Total increase (decrease) in net assets	21,552	—	31,921	—	32,356	—	24,758	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$21,552	$—	$31,921	$—	$32,356	$—	$24,758	$—

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Product D - see Note 1

	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Insurance Trust*

	Mutual Shares Securities Subaccount		Templeton Global Income Securities Subaccount		Diversified Mid-Cap Growth Subaccount		Intrepid Growth Subaccount

	Period Ended December 31		Period Ended December 31		Period Ended December 31		Period Ended December 31
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$7	$—	$—	$—	$—	$—	$—	$—
Net realized gain (loss) on investments	(87)	—	(8)	—	(481)	—	(745)	—
Change in unrealized appreciation (depreciation) of investments	149	—	305	—	(412)	—	(1,006)	—

Net increase (decrease) in net assets from operations	69	—	297	—	(893)	—	(1,751)	—

Contract transactions:
Transfers of net premiums	625	—	857	—	6,076	—	10,521	—
Transfers of surrenders and death benefits	—	—	—	—	(3)	—	(7)	—
Transfers of policy loans	—	—	—	—	—	—	—	—
Transfers of cost of insurance and other charges	(363)	—	(500)	—	(2,266)	—	(3,959)	—
Transfers between subaccounts, including
Declared Interest Option account	4,441	—	6,132	—	16,744	—	27,934	—

Net increase (decrease) in net assets from contract transactions	4,703	—	6,489	—	20,551	—	34,489	—

Total increase (decrease) in net assets	4,772	—	6,786	—	19,658	—	32,738	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$4,772	$—	$6,786	$—	$19,658	$—	$32,738	$—

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Product D - see Note 1

	J.P. Morgan Insurance Trust*				Summit Mutual Funds, Inc. - Pinnacle Series*

	Intrepid Mid Cap Subaccount		Small Cap Equity - CL2 Subaccount		EAFE International Index - F Subaccount		NASDAQ 100 Index Subaccount

	Period Ended December 31		Period Ended December 31		Period Ended December 31		Period Ended December 31
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—	$1	$—	$237	$—	$—	$—
Net realized gain (loss) on investments	(2)	—	(3)	—	(1,282)	—	(23)	—
Change in unrealized appreciation (depreciation) of investments	248	—	151	—	(965)	—	5	—

Net increase (decrease) in net assets from operations	246	—	149	—	(2,010)	—	(18)	—

Contract transactions:
Transfers of net premiums	17	—	526	—	24,589	—	202	—
Transfers of surrenders and death benefits	—	—	—	—	(10)	—	—	—
Transfers of policy loans	—	—	—	—	—	—	—	—
Transfers of cost of insurance and other charges	(65)	—	(301)	—	(9,057)	—	(111)	—
Transfers between subaccounts, including
Declared Interest Option account	2,784	—	4,491	—	55,960	—	146	—

Net increase (decrease) in net assets from contract transactions	2,736	—	4,716	—	71,482	—	237	—

Total increase (decrease) in net assets	2,982	—	4,865	—	69,472	—	219	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$2,982	$—	$4,865	$—	$69,472	$—	$219	$—

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Product D - see Note 1

	Summit Mutual Funds, Inc. - Pinnacle Series*				T. Rowe Price Equity Series, Inc.*

	Russell 2000 Small Cap Index - F Subaccount		S&P MidCap 400 Index - F Subaccount		Equity Income Subaccount		New America Growth Subaccount

	Period Ended December 31		Period Ended December 31		Period Ended December 31		Period Ended December 31
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$3	$—	$2	$—	$548	$—	$—	$—
Net realized gain (loss) on investments	—	—	(16)	—	(869)	—	231	—
Change in unrealized appreciation (depreciation) of investments	30	—	23	—	(2,862)	—	80	—

Net increase (decrease) in net assets from operations	33	—	9	—	(3,183)	—	311	—

Contract transactions:
Transfers of net premiums	257	—	275	—	22,307	—	677	—
Transfers of surrenders and death benefits	—	—	—	—	(10)	—	—	—
Transfers of policy loans	—	—	—	—	—	—	—	—
Transfers of cost of insurance and other charges	(161)	—	(163)	—	(8,417)	—	(296)	—
Transfers between subaccounts, including
Declared Interest Option account	519	—	244	—	54,957	—	4,013	—

Net increase (decrease) in net assets from contract transactions	615	—	356	—	68,837	—	4,394	—

Total increase (decrease) in net assets	648	—	365	—	65,654	—	4,705	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$648	$—	$365	$—	$65,654	$—	$4,705	$—

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Product D - see Note 1

	T. Rowe Price Equity Series, Inc.*		T. Rowe Price International Series, Inc.*

	Personal Strategy Balanced Subaccount		International Stock Subaccount

	Period Ended December 31		Period Ended December 31
	2008(1)	2007	2008(1)	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$34	$—	$7	$—
Net realized gain (loss) on investments	(49)	—	(38)	—
Change in unrealized appreciation (depreciation) of investments	144	—	5	—

Net increase (decrease) in net assets from operations	129	—	(26)	—

Contract transactions:
Transfers of net premiums	436	—	270	—
Transfers of surrenders and death benefits	—	—	—	—
Transfers of policy loans	—	—	—	—
Transfers of cost of insurance and other charges	(285)	—	(129)	—
Transfers between subaccounts, including
Declared Interest Option account	3,953	—	401	—

Net increase (decrease) in net assets from contract transactions	4,104	—	542	—

Total increase (decrease) in net assets	4,233	—	516	—
Net assets at beginning of period	—	—	—	—

Net assets at end of period	$4,233	$—	$516	$—

(1)	Period from June 6, 2008 (date operations commenced) through December 31, 2008.

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.    Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D—commenced June 6, 2008) issued by the Company.

At the direction of eligible policy owners, the Account invests in sixty-three investment options in the following open-end registered investment companies (the Funds).

Subaccount	Product	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	A, B & C	VP Mid Cap Value Fund
Inflation Protection Bond	A, B & C	VP Inflation Protection Bond Fund
Ultra	A, B & C	VP Ultra® Fund
Value	A, B & C	VP Value Fund
Vista	A, B & C	VP VistaSM Fund
Columbia Funds Variable Insurance Trust:
International	D	International Fund – Class A
Mid Cap Value B	D	Mid Cap Value Fund – Class B
Small Cap Value B	D	Small Cap Value Fund – Class B
Small Co. Growth B	D	Small Company Growth Fund – Class B
Dreyfus Variable Investment Fund:
Appreciation	A, B & C	VIF Appreciation Portfolio
Developing Leaders	A, B & C	VIF Developing Leaders Portfolio
Dreyfus Growth & Income	A, B & C	VIF Growth and Income Portfolio
International Equity	A, B & C	VIF International Equity Portfolio
Socially Responsible Growth	A, B & C	Dreyfus Socially Responsible Growth Fund, Inc.
DWS Variable Series I:
Global Opportunities	D	DWS Global Opportunities VIP – Class A
DWS Variable Series II:
Global Thematic	D	DWS Global Thematic VIP – Class A
EquiTrust Variable Insurance Series Fund:
Blue Chip	A, B & C	Blue Chip Portfolio – Initial Class
Blue Chip – SC	D	Blue Chip Portfolio – Service Class
High Grade Bond	A, B & C	High Grade Bond Portfolio – Initial Class
High Grade Bond – SC	D	High Grade Bond Portfolio – Service Class
Managed	A, B & C	Managed Portfolio – Initial Class

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Subaccount	Product	Invests Exclusively in Shares of
EquiTrust Variable Insurance Series Fund (continued):
Managed – SC	D	Managed Portfolio – Service Class
Money Market	A, B & C	Money Market Portfolio – Initial Class
Money Market – SC	D	Money Market Portfolio – Service Class
Strategic Yield	A, B & C	Strategic Yield Portfolio – Initial Class
Strategic Yield – SC	D	Strategic Yield Portfolio – Service Class
Value Growth	A, B & C	Value Growth Portfolio – Initial Class
Value Growth – SC	D	Value Growth Portfolio – Service Class
Fidelity® Variable Insurance Products Funds:
Contrafund	A, B & C	VIP Contrafund® Portfolio – Initial Class
Contrafund – SC2	D	VIP Contrafund® Portfolio – Service Class 2
Growth	A, B & C	VIP Growth Portfolio – Initial Class
Growth – SC2	D	VIP Growth Portfolio – Service Class 2
Fidelity Growth & Income	A, B & C	VIP Growth & Income Portfolio – Initial Class
High Income – SC2	A, B, C & D	VIP High Income Portfolio – Service Class 2
Index 500	A, B & C	VIP Index 500 Portfolio – Initial Class
Index 500 – SC2	D	VIP Index 500 Portfolio – Service Class 2
Mid-Cap – SC2	A, B, C & D	VIP Mid Cap Portfolio – Service Class 2
Overseas	A, B & C	VIP Overseas Portfolio – Initial Class
Fidelity Real Estate – SC2	D	VIP Real Estate Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	A, B & C	Franklin Global Real Estate Securities Fund – Class 2
Franklin Small Cap Value Securities	A, B, C & D	Franklin Small Cap Value Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities	A, B & C	Franklin Small-Mid Cap Growth Securities Fund – Class 2
Franklin U.S. Government	A, B, C & D	Franklin U.S. Government Fund – Class 2
Mutual Shares Securities	A, B, C & D	Mutual Shares Securities Fund – Class 2
Templeton Global Income Securities	D	Templeton Global Income Securities Fund – Class 2
Templeton Growth Securities	A, B & C	Templeton Growth Securities Fund – Class 2

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Subaccount	Product	Invests Exclusively in Shares of
J.P. Morgan Insurance Trust:
Diversified Mid-Cap Growth	D	Diversified Mid Cap Growth Fund – Class 1
Intrepid Growth	D	Intrepid Growth Fund – Class 1
Intrepid Mid Cap	D	Intrepid Mid Cap Fund – Class 1
Small Cap Equity – CL2	D	Small Cap Equity Fund – Class 2
J.P. Morgan Series Trust II:
Mid-Cap Value	A, B & C	J.P. Morgan Mid Cap Value Portfolio
Small Company	A, B & C	J.P. Morgan Small Company Portfolio
Summit Mutual Funds, Inc. – Pinnacle Series:
EAFE International Index – F	D	EAFE International Index Portfolio – Class F
NASDAQ 100 Index	A, B, C & D	NASDAQ-100 Index Portfolio
Russell 2000 Small Cap Index	A, B & C	Russell 2000 Small Cap Index Portfolio
Russell 2000 Small Cap Index – F	D	Russell 2000 Small Cap Index Portfolio – Class F
S&P MidCap 400 Index	A, B & C	S&P MidCap 400 Index Portfolio
S&P MidCap 400 Index – F	D	S&P MidCap 400 Index Portfolio – Class F
T. Rowe Price Equity Series, Inc.:
Equity Income	A, B, C & D	Equity Income Portfolio
Mid-Cap Growth	A, B & C	Mid-Cap Growth Portfolio
New America Growth	A, B, C & D	New America Growth Portfolio
Personal Strategy Balanced	A, B, C & D	Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.:
International Stock	A, B, C & D	International Stock Portfolio

The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Effective January 1, 2008, the Account adopted the Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc…)

Level 3—significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2008, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classed as Level 1.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Farm Bureau Life Insurance Company

The amounts due to or from Farm Bureau Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

2.    Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges:  The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of Products A, B and C. Product D assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge:  Product A premiums are reduced by a 7% charge. (For Product A policies purchased prior to May 1, 2005, premiums are reduced by a 7% charge up to the threshold premium and 2% of each premium in excess of the threshold.) Product B premiums are reduced by a 7% charge up to

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Expense Charges and Related Party Transactions (Continued)

the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges:  The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3 and $10 for Product A, B, C and D respectively, is deducted monthly for the administration of policies and the Account. (For Product A policies purchased prior to May 1, 2005, a $5 expense charge is deducted monthly for administration of policies and the Account.) The policy expense charge assessed on Product D is deducted monthly for the first ten policy years.

Product B applies an additional monthly charge of $.03 per $1,000 of Specified Amount for the administration of policies and the Account. Product D applies an additional monthly charge per $1,000 (determined by the specified amount and age of the insured) of Specified Amount or increase in Specified Amount for the first ten policy years. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

During the first year, Product C charges a rate per $1,000 (determined by the specified amount and age of the insured) on a monthly basis. Product A and B charge $.07 and $.10, respectively, for every $1,000 of Specified Amount or increase in Specified Amount on a monthly basis for the first year. (For Product A policies purchased prior to May 1, 2005, a $.05 expense is charged per $1,000 of Specified Amount or increase in Specified Amount.) An additional first-year monthly policy expense charge of $7 and $10 is deducted on Product A and B. (For Product A policies purchased prior to May 1, 2005, the first-year monthly policy expense charge is $5.) First-year charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges:  A transfer charge ($25 on Product B and C and $10 on Product A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years for Product A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

Paid to Affiliates

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio’s average daily net assets as follows: Blue Chip Portfolio—0.20%, High Grade Bond Portfolio—0.30%, Managed Portfolio—0.45%, Money Market Portfolio—0.25%, Strategic Yield Portfolio—0.45%, and Value Growth Portfolio—0.45%. In addition, the 0.25% 12b-1 fee from EquiTrust Variable Insurance Series Fund, Service Class shares is paid to EquiTrust Marketing Services, LLC.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

3.    Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

4.     Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2008:

Subaccount	Cost of Purchases	Proceeds from Sales
Products A, B and C:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$31,891	$17,783
Inflation Protection Bond	194,532	66,430
Ultra	197,983	62,017
Value	77,840	32,629
Vista	337,442	88,569
Dreyfus Variable Investment Fund:
Appreciation	544,514	136,019
Developing Leaders	174,489	85,865
Dreyfus Growth & Income	156,807	54,161
International Equity	1,241,601	221,223
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	41,961	32,459
EquiTrust Variable Insurance Series Fund:
Blue Chip	2,230,337	2,619,904
High Grade Bond	989,490	675,803
Managed	3,695,205	3,403,614
Money Market	312,360	299,618
Strategic Yield	1,218,484	773,876
Value Growth	3,249,416	2,484,967
Fidelity® Variable Insurance Products Funds:
Contrafund	2,130,208	764,627
Growth	760,539	797,467
Fidelity Growth & Income	903,882	414,362
High Income—SC2	271,913	101,132
Index 500	991,524	681,540
Mid-Cap—SC2	984,037	267,698
Overseas	996,840	324,172

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

4.     Purchases and Sales of Investment Securities (Continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Products A, B and C (continued):
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	$847,334	$228,102
Franklin Small Cap Value Securities	665,056	111,811
Franklin Small-Mid Cap Growth Securities	668,784	115,241
Franklin U.S. Government	974,167	295,564
Mutual Shares Securities	361,044	102,290
Templeton Growth Securities	357,879	104,993
J.P. Morgan Series Trust II:
Mid-Cap Value	357,643	160,195
Small Company	390,042	91,383
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	166,817	113,262
Russell 2000 Small Cap Index	435,416	133,411
S&P MidCap 400 Index	526,465	258,631
T. Rowe Price Equity Series, Inc.:
Equity Income	1,575,942	311,315
Mid-Cap Growth	731,580	733,327
New America Growth	421,823	293,957
Personal Strategy Balanced	756,037	518,900
T. Rowe Price International Series, Inc.:
International Stock	284,730	208,296
Product D:
Columbia Funds Variable Insurance Trust:
International	$318	$98
Mid Cap Value B	16,677	651
Small Cap Value B	2,823	111
Small Co. Growth B	6,327	315
DWS Variable Series I:
Global Opportunities	683	118
DWS Variable Series II:
Global Thematic	49,469	3,319
EquiTrust Variable Insurance Series Fund:
Blue Chip—SC	29,290	1,425
High Grade Bond—SC	128,337	10,538
Managed—SC	25,049	2,749
Money Market—SC	7,790	3,579
Strategic Yield—SC	20,150	2,266
Value Growth—SC	16,251	1,746
Fidelity® Variable Insurance Products Funds:
Contrafund—SC2	16,682	517
Growth—SC2	2,524	120
High Income—SC2	994	90
Index 500—SC2	19,323	284

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Purchases and Sales of Investment Securities (Continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Product D (continued):
Fidelity® Variable Insurance Products Funds (continued):
Mid-Cap—SC2	$22,540	$689
Fidelity Real Estate—SC2	35,514	1,931
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	35,809	2,411
Franklin U.S. Government	29,504	5,283
Mutual Shares Securities	5,024	304
Templeton Global Income Securities	7,345	856
J.P. Morgan Insurance Trust:
Diversified Mid-Cap Growth	21,853	1,302
Intrepid Growth	37,263	2,774
Intrepid Mid Cap	2,797	61
Small Cap Equity—CL2	4,971	224
Summit Mutual Funds, Inc.—Pinnacle Series:
EAFE International Index—F	76,368	4,649
NASDAQ 100 Index	308	71
Russell 2000 Small Cap Index—F	705	79
S&P MidCap 400 Index—F	445	87
T. Rowe Price Equity Series, Inc.:
Equity Income	73,879	4,494
New America Growth	4,873	191
Personal Strategy Balanced	4,327	189
T. Rowe Price International Series, Inc.:
International Stock	699	137

5.    Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2008 and 2007:

	Period Ended December 31
	2008			2007
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A, B and C:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	3,143	1,638	1,505	6,344	904	5,440
Inflation Protection Bond	16,170	6,124	10,046	10,090	234	9,856
Ultra	10,490	5,309	5,181	9,135	9,763	(628)
Value	5,203	3,334	1,869	31,533	10,429	21,104
Vista	16,827	5,037	11,790	14,093	6,035	8,058

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions (Continued)

	Period Ended December 31
	2008			2007
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A, B and C (continued):
Dreyfus Variable Investment Fund:
Appreciation	38,936	12,640	26,296	38,653	2,454	36,199
Developing Leaders	12,989	7,295	5,694	16,437	9,743	6,694
Dreyfus Growth & Income	8,837	4,518	4,319	8,056	4,538	3,518
International Equity	55,567	12,678	42,889	56,125	3,233	52,892
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	4,320	3,224	1,096	3,990	3,832	158
EquiTrust Variable Insurance Series Fund:
Blue Chip	29,202	51,476	(22,274)	25,940	45,187	(19,247)
High Grade Bond	16,475	20,016	(3,541)	23,344	21,291	2,053
Managed	12,823	74,214	(61,391)	18,459	56,869	(38,410)
Money Market	16,392	16,665	(273)	51,149	24,632	26,517
Strategic Yield	12,835	19,034	(6,199)	20,665	23,662	(2,997)
Value Growth	26,383	79,986	(53,603)	26,178	79,764	(53,586)
Fidelity® Variable Insurance Products Funds:
Contrafund	108,863	47,919	60,944	100,843	22,202	78,641
Growth	73,493	72,547	946	52,869	100,555	(47,686)
Fidelity Growth & Income	33,511	37,560	(4,049)	34,541	58,090	(23,549)
High Income—SC2	12,366	6,194	6,172	15,139	6,694	8,445
Index 500	68,680	61,218	7,462	64,607	61,944	2,663
Mid-Cap—SC2	20,087	12,204	7,883	29,881	7,807	22,074
Overseas	26,119	20,943	5,176	23,232	21,810	1,422
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	20,622	14,136	6,486	31,887	18,393	13,494
Franklin Small Cap Value Securities	26,171	5,617	20,554	30,479	2,680	27,799
Franklin Small-Mid Cap Growth Securities	42,125	10,125	32,000	44,163	4,251	39,912
Franklin U.S. Government	66,222	21,201	45,021	87,230	12,184	75,046
Mutual Shares Securities	18,650	6,674	11,976	31,000	7,248	23,752
Templeton Growth Securities	18,099	6,323	11,776	28,076	8,101	19,975
J.P. Morgan Series Trust II:
Mid-Cap Value	12,624	8,295	4,329	26,452	10,345	16,107
Small Company	19,267	5,791	13,476	21,965	4,699	17,266
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	12,551	7,359	5,192	11,541	9,650	1,891
Russell 2000 Small Cap Index	19,024	8,001	11,023	21,565	8,207	13,358
S&P MidCap 400 Index	20,137	15,274	4,863	19,883	11,157	8,726
T. Rowe Price Equity Series, Inc.:
Equity Income	100,683	23,706	76,977	109,260	5,686	103,574
Mid-Cap Growth	16,285	35,100	(18,815)	13,009	39,953	(26,944)
New America Growth	27,879	28,242	(363)	27,125	33,362	(6,237)
Personal Strategy Balanced	36,293	31,381	4,912	38,947	26,503	12,444
T. Rowe Price International Series, Inc.:
International Stock	14,296	16,757	(2,461)	14,474	10,526	3,948

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions (Continued)

	Period Ended December 31
	2008			2007
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Product D:
Columbia Funds Variable Insurance Trust:
International	40	13	27	—	—	—
Mid Cap Value B	2,380	86	2,294	—	—	—
Small Cap Value B	415	16	399	—	—	—
Small Co. Growth B	886	42	844	—	—	—
DWS Variable Series I:
Global Opportunities	91	17	74	—	—	—
DWS Variable Series II:
Global Thematic	7,731	474	7,257	—	—	—
EquiTrust Variable Insurance Series Fund:
Blue Chip—SC	3,527	166	3,361	—	—	—
High Grade Bond—SC	12,884	1,071	11,813	—	—	—
Managed—SC	2,967	315	2,652	—	—	—
Money Market—SC	776	357	419	—	—	—
Strategic Yield—SC	2,175	240	1,935	—	—	—
Value Growth—SC	2,087	210	1,877	—	—	—
Fidelity® Variable Insurance Products Funds:
Contrafund—SC2	2,380	73	2,307	—	—	—
Growth—SC2	381	19	362	—	—	—
High Income—SC2	112	11	101	—	—	—
Index 500—SC2	2,701	41	2,660	—	—	—
Mid-Cap—SC2	3,376	98	3,278	—	—	—
Fidelity Real Estate—SC2	5,477	250	5,227	—	—	—
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	4,919	294	4,625	—	—	—
Franklin U.S. Government	2,843	516	2,327	—	—	—
Mutual Shares Securities	694	40	654	—	—	—
Templeton Global Income Securities	745	86	659	—	—	—
J.P. Morgan Insurance Trust:
Diversified Mid-Cap Growth	3,347	180	3,167	—	—	—
Intrepid Growth	5,102	354	4,748	—	—	—
Intrepid Mid Cap	285	6	279	—	—	—
Small Cap Equity—CL2	717	33	684	—	—	—
Summit Mutual Funds, Inc.—Pinnacle Series:
EAFE International Index—F	10,582	622	9,960	—	—	—
NASDAQ 100 Index	42	10	32	—	—	—
Russell 2000 Small Cap Index—F	105	12	93	—	—	—
S&P MidCap 400 Index—F	66	13	53	—	—	—
T. Rowe Price Equity Series, Inc.:
Equity Income	9,300	522	8,778	—	—	—
New America Growth	719	29	690	—	—	—
Personal Strategy Balanced	581	24	557	—	—	—
T. Rowe Price International Series, Inc.:
International Stock	107	21	86	—	—	—

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.     Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2008, 2007, 2006, 2005 and 2004, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Products A, B and C:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2008	7,215	$8.48	$61,155	0.09%	0.90%	(24.96)%
2007	5,710	11.30	64,547	0.93	0.90	(3.25)
2006(4)	270	11.68	3,156	1.79	0.90	16.80
Inflation Protection Bond:
2008	20,245	10.85	219,686	4.97	0.90	(2.16)
2007	10,199	11.09	113,123	3.81	0.90	8.73
2006(4)	343	10.20	3,504	1.95	0.90	2.00
Ultra:
2008	56,484	7.87	444,314	—	0.90	(41.96)
2007	51,303	13.56	695,897	—	0.90	19.89
2006	51,931	11.31	587,318	—	0.90	(4.15)
2005	43,102	11.80	508,494	—	0.90	1.29
2004	31,476	11.65	366,730	—	0.90	9.70
Value:
2008	23,213	7.72	179,262	2.36	0.90	(27.44)
2007	21,344	10.64	227,139	0.60	0.90	(6.01)
2006(4)	240	11.32	2,718	—	0.90	13.20
Vista:
2008	80,349	10.63	854,424	—	0.90	(49.11)
2007	68,559	20.89	1,431,907	—	0.90	38.53
2006	60,501	15.08	912,101	—	0.90	8.10
2005	40,952	13.95	571,402	—	0.90	7.14
2004	23,036	13.02	299,899	—	0.90	14.61
Dreyfus Variable Investment Fund:
Appreciation:
2008	105,035	9.57	1,004,888	1.83	0.90	(30.15)
2007	78,739	13.70	1,078,980	1.22	0.90	6.12
2006	42,540	12.91	549,032	1.36	0.90	15.47
2005	33,061	11.18	369,600	0.02	0.90	3.42
2004	26,807	10.81	289,702	2.08	0.90	4.14
Developing Leaders:
2008	77,118	7.48	576,767	0.87	0.90	(38.13)
2007	71,424	12.09	863,691	0.74	0.90	(11.88)
2006	64,730	13.72	888,088	0.38	0.90	2.85
2005	55,736	13.34	743,466	—	0.90	4.87
2004	41,408	12.72	526,735	0.24	0.90	10.32

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Products A, B and C (continued):
Dreyfus Variable Investment Fund (continued):
Dreyfus Growth & Income:
2008	46,798	$7.82	$366,073	0.68%	0.90%	(40.98)%
2007	42,479	13.25	562,704	0.77	0.90	7.46
2006	38,961	12.33	480,207	0.80	0.90	13.54
2005	33,630	10.86	365,192	1.39	0.90	2.45
2004	22,899	10.60	242,757	1.35	0.90	6.53
International Equity:
2008	155,629	14.30	2,224,761	1.70	0.90	(42.73)
2007	112,740	24.97	2,814,673	1.37	0.90	16.09
2006	59,848	21.51	1,287,233	0.60	0.90	22.22
2005	26,244	17.60	461,838	0.33	0.90	13.77
2004	13,668	15.47	211,481	5.16	0.90	23.46
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2008	23,969	7.28	174,405	0.42	0.90	(35.12)
2007	22,873	11.22	256,702	0.26	0.90	6.55
2006	22,715	10.53	239,298	—	0.90	7.89
2005	14,463	9.76	141,088	—	0.90	2.52
2004	10,219	9.52	97,323	0.19	0.90	4.96
EquiTrust Variable Insurance Series Fund:
Blue Chip:
2008	927,097	35.51	32,923,670	2.40	0.90	(30.94)
2007	949,371	51.42	48,820,454	1.87	0.90	5.52
2006	968,618	48.73	47,198,925	1.91	0.90	16.38
2005	1,003,703	41.87	42,022,408	1.93	0.90	1.38
2004	1,018,092	41.30	42,045,659	1.48	0.90	5.12
High Grade Bond:
2008	331,358	29.27	9,698,058	4.99	0.90	(2.43)
2007	334,899	30.00	10,048,358	5.29	0.90	4.53
2006	332,846	28.70	9,552,972	5.07	0.90	3.84
2005	323,604	27.64	8,943,395	4.62	0.90	1.77
2004	310,858	27.16	8,444,176	4.33	0.90	3.35
Managed:
2008	945,230	35.78	33,821,474	3.87	0.90	(20.67)
2007	1,006,621	45.10	45,394,311	2.77	0.90	4.93
2006	1,045,031	42.98	44,915,975	2.30	0.90	11.00
2005	1,081,624	38.72	41,881,392	1.72	0.90	3.61
2004	1,097,581	37.37	41,021,249	2.02	0.90	7.60

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Products A, B and C (continued):
EquiTrust Variable Insurance Series Fund (continued):
Money Market:
2008	102,669	$17.12	$1,757,205	1.90%	0.90%	1.00%
2007	102,942	16.95	1,744,463	4.58	0.90	3.80
2006	76,425	16.33	1,247,961	4.34	0.90	3.49
2005	75,410	15.78	1,189,699	2.49	0.90	1.61
2004	70,529	15.53	1,095,263	0.73	0.90	(0.13)
Strategic Yield:
2008	336,596	32.62	10,979,808	6.28	0.90	(11.89)
2007	342,795	37.02	12,689,281	6.26	0.90	2.63
2006	345,792	36.07	12,471,844	6.03	0.90	5.84
2005	347,694	34.08	11,848,054	5.70	0.90	2.37
2004	339,426	33.29	11,300,982	5.98	0.90	7.94
Value Growth:
2008	1,248,643	21.68	27,065,626	2.56	0.90	(30.93)
2007	1,302,246	31.39	40,872,097	1.73	0.90	4.32
2006	1,355,832	30.09	40,790,642	1.36	0.90	11.12
2005	1,400,326	27.08	37,926,593	1.13	0.90	5.45
2004	1,431,885	25.68	36,770,273	1.05	0.90	10.55
Fidelity® Variable Insurance Products Funds:
Contrafund:
2008	1,064,146	10.24	10,896,605	1.04	0.90	(43.02)
2007	1,003,202	17.97	18,032,014	1.00	0.90	16.54
2006	924,561	15.42	14,259,232	1.32	0.90	10.70
2005	812,159	13.93	11,311,863	0.28	0.90	15.89
2004	751,144	12.02	9,026,498	0.32	0.90	14.48
Growth:
2008	1,445,537	6.12	8,841,760	0.85	0.90	(47.60)
2007	1,444,591	11.68	16,877,243	0.82	0.90	25.86
2006	1,492,277	9.28	13,854,617	0.38	0.90	5.82
2005	1,495,848	8.77	13,113,580	0.48	0.90	4.90
2004	1,467,321	8.36	12,267,420	0.25	0.90	2.45
Fidelity Growth & Income:
2008	462,842	7.17	3,319,883	1.25	0.90	(42.27)
2007	466,891	12.42	5,796,602	1.86	0.90	11.19
2006	490,440	11.17	5,479,451	0.87	0.90	12.15
2005	481,241	9.96	4,793,031	1.45	0.90	6.64
2004	463,302	9.34	4,325,447	0.84	0.90	4.94

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Products A, B and C (continued):
Fidelity® Variable Insurance Products Funds (continued):
High Income—SC2:
2008	59,998	$12.17	$730,173	9.22%	0.90%	(25.84)%
2007	53,826	16.41	883,028	8.96	0.90	1.67
2006	45,381	16.14	732,596	8.88	0.90	10.02
2005	33,328	14.67	488,926	15.00	0.90	1.38
2004	21,166	14.47	306,216	5.56	0.90	8.39
Index 500:
2008	1,106,108	7.11	7,858,944	2.25	0.90	(37.52)
2007	1,098,646	11.38	12,502,295	3.59	0.90	4.50
2006	1,095,983	10.89	11,935,434	1.66	0.90	14.75
2005	1,085,483	9.49	10,305,528	1.70	0.90	3.83
2004	1,030,955	9.14	9,421,165	1.24	0.90	9.59
Mid-Cap—SC2:
2008	183,023	14.20	2,598,168	0.24	0.90	(40.13)
2007	175,140	23.72	4,154,045	0.49	0.90	14.31
2006	153,066	20.75	3,175,958	0.14	0.90	11.44
2005	99,251	18.62	1,848,379	—	0.90	16.96
2004	65,269	15.92	1,039,138	—	0.90	23.51
Overseas:
2008	328,612	9.31	3,059,463	2.73	0.90	(44.32)
2007	323,436	16.72	5,407,364	3.35	0.90	16.27
2006	322,014	14.38	4,630,115	0.81	0.90	17.01
2005	299,916	12.29	3,684,463	0.63	0.90	18.06
2004	290,923	10.41	3,029,010	1.10	0.90	12.66
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2008	140,075	10.06	1,408,500	1.02	0.90	(42.87)
2007	133,589	17.61	2,352,897	2.33	0.90	(21.59)
2006	120,095	22.46	2,697,205	2.06	0.90	19.53
2005	70,940	18.79	1,332,972	1.37	0.90	12.45
2004	29,162	16.71	487,184	1.70	0.90	30.65
Franklin Small Cap Value Securities:
2008	111,466	14.25	1,588,738	1.15	0.90	(33.63)
2007	90,912	21.47	1,951,855	0.64	0.90	(3.24)
2006	63,113	22.19	1,400,626	0.61	0.90	15.94
2005	32,656	19.14	625,004	0.76	0.90	7.83
2004	20,913	17.75	371,276	0.18	0.90	22.67

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Products A, B and C (continued):
Franklin Templeton Variable Insurance Products Trust (continued):
Franklin Small-Mid Cap Growth Securities:
2008	143,120	$8.30	$1,188,318	—%	0.90%	(43.03)%
2007	111,120	14.57	1,618,956	—	0.90	10.21
2006	71,208	13.22	941,023	—	0.90	7.74
2005	42,798	12.27	524,979	—	0.90	3.90
2004	30,137	11.81	355,942	—	0.90	10.48
Franklin U.S. Government:
2008	225,795	13.22	2,986,033	4.99	0.90	6.61
2007	180,774	12.40	2,242,028	4.42	0.90	5.62
2006	105,728	11.74	1,241,112	4.22	0.90	3.07
2005	64,852	11.39	738,437	4.23	0.90	1.52
2004	51,531	11.22	578,122	5.04	0.90	2.56
Mutual Shares Securities:
2008	97,509	10.41	1,014,662	3.16	0.90	(37.66)
2007	85,533	16.70	1,428,077	1.45	0.90	2.58
2006	61,781	16.28	1,005,851	1.34	0.90	17.29
2005	38,044	13.88	527,874	0.87	0.90	9.64
2004	23,699	12.66	300,100	0.75	0.90	11.64
Templeton Growth Securities:
2008	94,377	10.15	958,042	1.77	0.90	(42.85)
2007	82,601	17.76	1,467,054	1.34	0.90	1.43
2006	62,626	17.51	1,096,583	1.31	0.90	20.76
2005	43,646	14.50	632,988	1.06	0.90	7.89
2004	26,962	13.44	362,401	1.16	0.90	14.97
J. P. Morgan Series Trust II:
Mid-Cap Value:
2008	92,232	13.77	1,270,240	1.09	0.90	(33.83)
2007	87,903	20.81	1,828,850	0.86	0.90	1.56
2006	71,796	20.49	1,471,162	0.56	0.90	15.83
2005	55,366	17.69	979,629	0.17	0.90	8.20
2004	34,677	16.35	566,839	0.28	0.90	20.04
Small Company:
2008	88,507	10.75	951,530	0.19	0.90	(32.60)
2007	75,031	15.95	1,196,656	0.01	0.90	(6.51)
2006	57,765	17.06	985,504	—	0.90	13.96
2005	31,524	14.97	471,802	—	0.90	2.53
2004	18,501	14.60	270,140	—	0.90	26.08

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Products A, B and C (continued):
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index:
2008	92,327	$9.75	$900,404	0.05%	0.90%	(42.44)%
2007	87,135	16.94	1,475,837	1.16	0.90	17.48
2006	85,244	14.42	1,229,333	0.12	0.90	5.72
2005	75,778	13.64	1,033,680	0.51	0.90	0.37
2004	55,963	13.59	760,376	—	0.90	9.16
Russell 2000 Small Cap Index:
2008	131,360	11.40	1,497,865	2.01	0.90	(34.56)
2007	120,337	17.42	2,096,570	0.59	0.90	(3.11)
2006	106,979	17.98	1,923,004	0.57	0.90	16.60
2005	86,998	15.42	1,341,592	0.43	0.90	3.07
2004	59,480	14.96	889,727	0.15	0.90	16.69
S&P MidCap 400 Index:
2008	137,489	11.66	1,602,439	2.17	0.90	(37.18)
2007	132,626	18.56	2,461,373	0.85	0.90	6.42
2006	123,900	17.44	2,160,631	0.74	0.90	8.73
2005	94,142	16.04	1,509,597	0.45	0.90	11.00
2004	63,974	14.45	924,584	0.21	0.90	14.68
T. Rowe Price Equity Series, Inc.:
Equity Income:
2008	394,014	9.95	3,919,206	2.44	0.90	(36.66)
2007	317,037	15.71	4,980,541	1.81	0.90	2.35
2006	213,463	15.35	3,276,787	1.69	0.90	17.90
2005	125,896	13.02	1,638,902	1.69	0.90	3.01
2004	74,904	12.64	946,719	1.68	0.90	13.87
Mid-Cap Growth:
2008	461,244	12.87	5,934,147	—	0.90	(40.28)
2007	480,059	21.55	10,345,209	0.22	0.90	16.49
2006	507,003	18.50	9,380,691	—	0.90	5.65
2005	514,605	17.51	9,008,397	—	0.90	13.78
2004	513,606	15.39	7,906,032	—	0.90	17.30
New America Growth:
2008	407,015	6.59	2,682,042	—	0.90	(38.81)
2007	407,378	10.77	4,386,181	—	0.90	12.77
2006	413,615	9.55	3,949,258	0.05	0.90	6.35
2005	409,757	8.98	3,677,742	—	0.90	3.58
2004	398,088	8.67	3,450,672	0.06	0.90	9.89

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

		As of December 31		Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Products A, B and C (continued):
T. Rowe Price Equity Series, Inc. (continued):
Personal Strategy Balanced:
2008	539,729	$11.39	$6,146,179	2.46%	0.90%	(30.51)%
2007	534,817	16.39	8,764,347	2.21	0.90	6.64
2006	522,373	15.37	8,026,653	2.11	0.90	10.89
2005	494,538	13.86	6,854,330	1.80	0.90	5.48
2004	454,079	13.14	5,966,397	2.07	0.90	11.83
T. Rowe Price International Series, Inc.:
International Stock:
2008	190,080	7.23	1,373,653	2.04	0.90	(49.16)
2007	192,541	14.22	2,737,225	1.46	0.90	12.06
2006	188,593	12.69	2,393,221	1.24	0.90	18.05
2005	177,409	10.75	1,907,116	1.70	0.90	14.97
2004	168,544	9.35	1,575,395	1.18	0.90	12.79
Product D:
Columbia Funds Variable Insurance Trust:
International:
2008(5)	27	$7.28	$198	—%	—%	(27.20)%
Mid Cap Value B:
2008(5)	2,294	6.61	15,153	—	—	(33.90)
Small Cap Value B:
2008(5)	399	7.39	2,950	—	—	(26.10)
Small Co. Growth B:
2008(5)	844	6.63	5,600	—	—	(33.70)
DWS Variable Series I:
Global Opportunities:
2008(5)	74	6.06	445	—	—	(39.40)
DWS Variable Series II:
Global Thematic:
2008(5)	7,257	6.07	44,057	—	—	(39.30)
EquiTrust Variable Insurance Series Fund:
Blue Chip—SC:
2008(5)	3,361	8.00	26,875	—	—	(20.00)
High Grade Bond—SC:
2008(5)	11,813	10.03	118,463	2.74	—	0.30
Managed—SC:
2008(5)	2,652	8.37	22,199	—	—	(16.30)
Money Market—SC:
2008(5)	419	10.05	4,211	0.49	—	0.50
Strategic Yield—SC:
2008(5)	1,935	9.07	17,553	3.84	—	(9.30)
Value Growth—SC:
2008(5)	1,877	7.56	14,186	—	—	(24.40)

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Product D (continued):
Fidelity® Variable Insurance Products Funds:
Contrafund—SC2:
2008(5)	2,307	$7.00	$16,151	4.39%	—%	(30.00)%
Growth—SC2:
2008(5)	362	6.36	2,303	3.63	—	(36.40)
High Income—SC2:
2008(5)	101	7.54	761	30.37	—	(24.60)
Index 500—SC2:
2008(5)	2,660	7.17	19,079	11.49	—	(28.30)
Mid-Cap—SC2:
2008(5)	3,278	6.57	21,552	0.55	—	(34.30)
Fidelity Real Estate—SC2:
2008(5)	5,227	6.11	31,921	15.20	—	(38.90)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities:
2008(5)	4,625	7.00	32,356	—	—	(30.00)
Franklin U.S. Government:
2008(5)	2,327	10.64	24,758	—	—	6.40
Mutual Shares Securities:
2008(5)	654	7.30	4,772	0.83	—	(27.00)
Templeton Global Income Securities:
2008(5)	659	10.30	6,786	—	—	3.00
J. P. Morgan Insurance Trust:
Diversified Mid-Cap Growth
2008(5)	3,167	6.21	19,658	—	—	(37.90)
Intrepid Growth
2008(5)	4,748	6.90	32,738	—	—	(31.00)
Intrepid Mid Cap
2008(5)	279	10.68	2,982	—	—	6.80
Small Cap Equity—CL2
2008(5)	684	7.11	4,865	0.11	—	(28.90)
Summit Mutual Funds, Inc.—Pinnacle Series:
EAFE International Index—F
2008(5)	9,960	6.97	69,472	1.36	—	(30.30)
NASDAQ 100 Index:
2008(5)	32	6.74	219	—	—	(32.60)
Russell 2000 Small Cap Index—F:
2008(5)	93	6.99	648	3.90	—	(30.10)
S&P MidCap 400 Index—F:
2008(5)	53	6.86	365	3.17	—	(31.40)

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.     Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Product D (continued):
T. Rowe Price Equity Series, Inc.:
Equity Income:
2008(5)	8,778	7.48	$65,654	3.37%	—%	(25.20)%
New America Growth:
2008(5)	690	6.82	4,705	—	—	(31.80)
Personal Strategy Balanced:
2008(5)	557	7.60	4,233	4.01	—	(24.00)
T. Rowe Price International Series, Inc.:
International Stock:
2008(5)	86	6.03	516	7.14	—	(39.70)

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)	Subaccount commenced operations on May 1, 2006.

(5)	Subaccount commenced operations on June 6, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ON CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2008 and 2007, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

In 2007 the Company changed its methods of accounting for the treatment of modifications or exchanges of insurance contracts, income tax contingencies and cash flow hedges on certain fixed annuity contracts.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 17, 2009

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2008	2007
Assets
Investments:
Fixed maturities—available for sale, at market (amortized cost: 2008—$3,947,827; 2007—$3,936,923)	$3,389,127	$3,912,709
Equity securities—available for sale, at market (cost: 2008—$43,137; 2007—$21,110)	38,640	21,959
Mortgage loans on real estate	552,289	516,101
Derivative instruments	46	223
Investment real estate	2,559	2,559
Policy loans	164,001	160,282
Other long-term investments	1,527	1,300
Short-term investments	122,892	28,660

Total investments	4,271,081	4,643,793

Cash and cash equivalents	3,573	474
Securities and indebtedness of related parties	18,921	42,748
Accrued investment income	52,703	49,170
Amounts receivable from affiliates	1,556	—
Reinsurance recoverable	95,939	93,372
Deferred policy acquisition costs	605,905	434,555
Deferred sales inducements	9,111	6,145
Value of insurance in force acquired	63,121	41,215
Property and equipment, less allowances for depreciation of $15,307 in 2008 and $13,965 in 2007	7,314	9,642
Current income taxes recoverable	—	2,576
Deferred income tax benefit	70,685	—
Goodwill	9,939	9,939
Collateral held for securities lending and other transactions	30,568	85,802
Other assets	30,898	16,091
Assets held in separate accounts	516,251	760,864

Total assets	$5,787,565	$6,196,386

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December 31,
	2008	2007
Liabilities and stockholder’s equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$2,814,780	$2,640,694
Traditional life insurance and accident and health products	1,279,151	1,232,776
Unearned revenue reserve	32,281	26,200
Other policy claims and benefits	21,993	20,015

	4,148,205	3,919,685
Other policyholders’ funds:
Supplementary contracts without life contingencies	370,857	383,384
Advance premiums and other deposits	158,037	148,780
Accrued dividends	9,788	10,733

	538,682	542,897
Amounts payable to affiliates	—	3,545
Current income taxes	208	—
Deferred income taxes	—	74,061
Collateral payable for securities lending and other transactions	31,390	93,039
Other liabilities	51,714	50,218
Liabilities related to separate accounts	516,251	760,864

Total liabilities	5,286,450	5,444,309

Minority interest in subsidiaries	36	38

Stockholder’s equity:
Preferred stock, 7 1/2% cumulative, par value $50.00 per share—authorized 6,000 shares	—	—
Common stock, par value $50.00 per share—authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,238
Accumulated other comprehensive loss	(253,538)	(11,784)
Retained earnings	580,922	590,085

Total stockholder’s equity	501,079	752,039

Total liabilities and stockholder’s equity	$5,787,565	$6,196,386

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Year ended December 31,
	2008	2007	2006
Revenues:
Interest sensitive and index product charges	$84,187	$81,512	$76,632
Traditional life insurance premiums	145,792	140,917	134,230
Net investment income	293,132	292,669	291,642
Derivative loss	(6,510)	(1,973)	(94)
Realized gains (losses) on investments	(67,997)	8,253	13,851
Other income	3,142	2,808	1,951

Total revenues	451,746	524,186	518,212
Benefits and expenses:
Interest sensitive and index product benefits	172,964	166,431	168,763
Traditional life insurance benefits	91,506	86,126	85,776
Increase in traditional life future policy benefits	45,192	39,225	34,597
Distributions to participating policyholders	19,221	20,517	21,414
Underwriting, acquisition and insurance expenses	108,720	110,575	103,290
Interest expense	27	82	1
Other expenses	261	539	438

Total benefits and expenses	437,891	423,495	414,279

	13,855	100,691	103,933
Income taxes	(2,598)	(32,551)	(33,756)
Minority interest in losses of subsidiaries	1	3	1
Equity income (loss), net of related income taxes	(4)	1,535	1,135

Net income	$11,254	$69,678	$71,313

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Balance at January 1, 2006	$2,500	$171,222	$74,147	$553,994	$801,863
Record underfunded status of other postretirement benefit plans	—	—	(209)	—	(209)
Comprehensive income:
Net income for 2006	—	—	—	71,313	71,313
Change in net unrealized investment gains/losses	—	—	(42,792)	—	(42,792)

Total comprehensive income					28,521
Adjustment resulting from capital transactions of equity investee	—	(57)	—	—	(57)
Dividend paid to parent	—	—	—	(94,900)	(94,900)

Balance at December 31, 2006	2,500	171,165	31,146	530,407	735,218
Comprehensive income:
Net income for 2007	—	—	—	69,678	69,678
Change in net unrealized investment gains/losses	—	—	(42,910)	—	(42,910)
Change in underfunded status of other postretirement benefit plans	—	—	(20)	—	(20)

Total comprehensive income					26,748
Adjustment resulting from capital transactions of equity investee	—	73	—	—	73
Dividend paid to parent	—	—	—	(10,000)	(10,000)

Balance at December 31, 2007	2,500	171,238	(11,784)	590,085	752,039
Comprehensive loss:
Net income for 2008	—	—	—	11,254	11,254
Change in net unrealized investment gains/losses	—	—	(241,773)	—	(241,773)
Change in underfunded status of other postretirement benefit plans	—	—	19	—	19

Total comprehensive loss					(230,500)
Change in measurement date of benefit plans	—	—	—	(417)	(417)
Adjustment resulting from capital transactions of equity investee	—	(43)	—	—	(43)
Dividends paid to parent	—	—	—	(20,000)	(20,000)

Balance at December 31, 2008	$2,500	$171,195	$(253,538)	$580,922	$501,079

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2008	2007	2006
Operating activities
Net income	$11,254	$69,678	$71,313
Adjustments to reconcile net income to net cash provided by operating activities:
Adjustments related to interest sensitive and index products:
Interest credited/index credits to account balances, excluding deferred sales inducements	131,446	134,495	133,774
Change in fair value of embedded derivatives	775	(165)	260
Charges for mortality and administration	(77,214)	(73,422)	(69,808)
Deferral of unearned revenues	1,434	1,175	948
Amortization of unearned revenue reserve	(2,103)	(2,271)	(1,633)
Provision for depreciation and amortization of property and equipment	1,342	771	970
Provision for accretion and amortization of investments	(2,685)	(6,680)	(4,146)
Realized losses (gains) on investments	67,997	(8,253)	(13,851)
Change in fair value of derivatives	4,000	79	94
Increase in traditional life and accident and health benefit accruals	46,375	40,853	39,512
Policy acquisition costs deferred	(54,941)	(54,046)	(52,006)
Amortization of deferred policy acquisition costs	33,742	34,188	24,721
Amortization of deferred sales inducements	235	310	93
Amortization of value of insurance in force	2,705	5,069	3,458
Change in accrued investment income	(3,533)	(233)	33
Change in amounts receivable from/payable to affiliates	(5,101)	(3,379)	2,044
Change in reinsurance recoverable	(2,567)	216	(11,967)
Change in current income taxes	2,784	(5,124)	(56)
Provision for deferred income taxes	(14,322)	4,094	5,972
Other	(6,498)	13,869	(18,627)

Net cash provided by operating activities	135,125	151,224	111,098

Investing activities
Sale, maturity or repayment of investments:
Fixed maturities—available for sale	385,303	387,213	297,440
Equity securities—available for sale	15,473	19,980	32,725
Mortgage loans on real estate	33,609	37,032	53,645
Derivative instruments	73	465	76
Investment real estate	—	9,741	554
Policy loans	33,941	34,963	25,458
Short-term investments—net	—	—	37,855

	468,399	489,394	447,753

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2008	2007	2006
Investing activities (continued)
Acquisition of investments:
Fixed maturities—available for sale	$(506,332)	$(480,068)	$(372,402)
Equity securities—available for sale	(9,155)	(143)	(256)
Mortgage loans on real estate	(69,822)	(24,220)	(45,443)
Derivative instruments	(3,023)	(5,866)	(4,188)
Investment real estate	—	(536)	—
Policy loans	(37,660)	(35,875)	(28,791)
Short-term investments—net	(94,232)	(13,850)	—

	(720,224)	(560,558)	(451,080)
Proceeds from disposal, repayments of advances and other distributions of capital from equity investees	23,420	2,127	15,131
Investments in and advances to equity investees	—	(1,850)	(4,750)
Purchases of property and equipment	(877)	(2,140)	(880)
Disposal of property and equipment	1,820	1,350	267

Net cash provided by (used in) investing activities	(227,462)	(71,677)	6,441

Financing activities
Receipts from interest sensitive and index products credited to policyholder account balances	581,602	419,655	372,927
Return of policyholder account balances on interest sensitive and index products	(466,166)	(495,254)	(424,846)
Receipts related to minority interests—net	—	6	1
Dividends paid to parent	(20,000)	(10,000)	(61,324)

Net cash provided by (used in) financing activities	95,436	(85,593)	(113,242)

Increase (decrease) in cash and cash equivalents	3,099	(6,046)	4,297
Cash and cash equivalents at beginning of year	474	6,520	2,223

Cash and cash equivalents at end of year	$3,573	$474	$6,520

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$14,134	$34,408	$28,451
Non-cash operating activity—deferral of sales inducements	2,215	1,771	1,539
Non-cash investing activity—fixed maturities transferred to equity securities	24,218	—	—
Non-cash financing activity:
Dividend of fixed maturities to parent	—	—	33,576

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)    Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Accounting Changes

Effective January 1, 2008, we adopted Statement of Financial Accounting Standards (Statement) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. See Note 4, “Fair Value,” for detailed information regarding our fair value measurements. The impact of adoption was to decrease the carrying value of certain investments and certain policy liabilities and accruals in our consolidated financial statements, resulting in a decrease to net income of $0.3 million. The primary impact of this change was an increase to the embedded derivatives in the index annuity reserves of $0.4 million. The impact of this change on net income was mitigated by offsets for the amortization of deferred policy acquisition costs and deferred sales inducements and income taxes.

On September 30, 2008, we adopted Financial Accounting Standards Board (FASB) Staff Position (FSP) FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.” This FSP clarifies the application of Statement No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with Statement No. 157. The impact of this adoption did not have a material effect on our consolidated financial statements.

Effective January 1, 2008, we adopted the measurement date portion of Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This portion of Statement No. 158 requires measurement of a plan’s assets and benefit obligations as of the end of the employer’s fiscal year. We adopted the measurement date portion of this Statement, using the single measurement date method, which resulted in a decrease to retained earnings totaling $0.4 million.

Effective January 1, 2008, we adopted FSP FIN 39-1, which amends certain aspects of FASB Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts—an interpretation of APB Opinion No. 10 and FASB Statement No. 105.” This FSP allows a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement. We elected to implement this statement and have adopted a policy to offset the collateral against the derivatives. At December 31, 2008, we had master netting agreements with counterparties covering cash collateral receivable totaling $8.0 million, which is netted against the fair value of interest rate swaps included in other liabilities in our consolidated balance sheet. At December 31, 2007, we had master netting agreements with counterparties covering cash collateral receivable totaling $7.5 million. The prior year balance sheet has been reclassified to reflect this change. Any excess collateral that remains after the netting is included in the collateral held or payable for securities lending and other transactions on our consolidated balance sheets. We held excess collateral totaling $0.1 million at December 31, 2007. We did not have any excess collateral at December 31, 2008. This FSP has no impact on our consolidated statements of operations.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1)    Significant Accounting Policies (Continued)

During 2009, we plan to adopt Statement No. 160, “Accounting and Reporting of Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51,” which was issued by the FASB in December 2007. This Statement establishes accounting and reporting standards for the noncontrolling (minority) interest in a subsidiary, which requires that the minority interest be reported in equity, and the related net income (loss) and comprehensive income (loss) be included in the respective lines of the consolidated financial statements. This Statement is effective for the first annual reporting period beginning on or after December 15, 2008 and early adoption is prohibited. The impact of this adoption on our consolidated financial statements is expected to be immaterial and will primarily result in a reclassification of minority interest as noted above.

In November 2008, the FASB issued Emerging Issues Task Force (EITF) No. 08-6, “Equity Method Investment Accounting Considerations.” EITF No. 08-6 establishes accounting and reporting standards for valuing equity method investees and their equity transactions. EITF No. 08-6 will be effective in the first quarter of 2009 and early adoption is prohibited. We do not expect the adoption of EITF No. 08-6 to have a material impact on our consolidated financial statements.

Investments

Fixed Maturities and Equity Securities

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, which may be sold, are designated as “available for sale.” Available-for-sale securities are reported at fair value and unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder’s equity as a component of accumulated other comprehensive income (loss). Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the consolidated statements of operations. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized.

Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities’ expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are designated as “available for sale” and reported at fair value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder’s equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income (loss).

Mortgage Loans on Real Estate

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1)    Significant Accounting Policies (Continued)

Derivative Instruments

Derivative instruments include interest rate swaps used to reduce our exposure to increases in market interest rates and call options used to fund index credits on index annuities. In addition, we have embedded derivatives associated with our index annuity business. All derivatives are measured at fair value and recognized as either assets or liabilities, net of related collateral receivable, in the consolidated balance sheets.

Interest rate swaps are carried on the consolidated balance sheets as either a derivative instrument or other liability. Prior to April 1, 2007, our interest rate swaps were accounted for as cash flow hedges. The effective portion of any unrealized gain or loss prior to that date is recorded in accumulated other comprehensive income (loss), and the net periodic interest settlement between the interest paid and the interest received is recorded as a component of interest sensitive and index product benefits.

For derivatives not designated as a hedging instrument, including the interest rate swaps after April 1, 2007, the change in fair value is recognized in earnings in the period of change. See Note 3, “Derivative Instruments,” for more information regarding our derivative instruments, embedded derivatives and the change in accounting for interest rate swaps.

Investment Real Estate

Investment real estate is reported at cost less allowances for depreciation, as applicable. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property’s expected undiscounted cashflows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. There were no real estate investments requiring a valuation allowance at December 31, 2008 or 2007.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include an investment deposit which is reported at amortized cost. In 2008, other long-term investments also includes our ownership interest in aircraft acquired in the troubled debt restructuring with a bond issuer that filed for bankruptcy. This investment is reported at cost, less accumulated depreciation.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence. These corporations and partnerships operate predominately in the insurance, broker/dealer, investment company and real estate industries. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’ investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity.

Collateral Held/Payable for Securities Lending and Other Transactions

We participate in a securities lending program whereby certain fixed maturity securities from our investment portfolio are loaned to other institutions for a short period of time. We require collateral equal to or greater than 102% of the fair value of the loaned securities and at least 100% collateral be maintained through the period the

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1)    Significant Accounting Policies (Continued)

securities are on loan. The collateral is invested by the lending agent, in accordance with our guidelines, generating fee income that is recognized as net investment income over the period the securities are on loan. The collateral is accounted for as a secured borrowing and is recorded as an asset on the consolidated balance sheets, with a corresponding liability reflecting our obligation to return this collateral upon the return of the loaned securities. During the second quarter of 2008 we discontinued entering into any new securities lending agreements and we expect the existing loaned securities to decrease in 2009 as the underlying collateral matures.

We also obtain or are required to provide collateral relating to certain derivative transactions. We invest cash collateral received and record a liability for amounts owed to counterparties for these transactions. We record an asset for amounts due from counterparties when we are required to provide collateral. See Note 2, “Investment Operations,” for more information regarding our collateral.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific write down is taken. Such reductions in carrying value are recognized as realized losses on investments. For fixed maturity securities and equity securities, the fair value becomes the new cost basis for the security and the cost basis is not adjusted for subsequent recoveries in fair value. However, for fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows. It is difficult to estimate cash flows on securities that have been written down for an other-than-temporary impairment due to the inherent variability of cash flows associated with distressed securities. Net investment income for 2008 includes accretion totaling $0.4 million on five previously impaired securities, with maturity dates prior to 2011. Net investment income for 2007 includes accretion totaling $0.5 million on two previously impaired securities that matured in 2008. No such accretion was recorded in 2006.

Fair Values

Fair values of fixed maturity securities are based on quoted market prices in active markets when available. Fair values of fixed maturity securities that are not actively traded are estimated using valuation models that vary by asset class. See Note 4, “Fair Values of Financial Instruments,” for more information on assumptions and the amount of securities priced using the valuation models. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities.

Fair values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Fair values of redeemable preferred stocks, equity securities, call options and interest rate swaps are based on the latest quoted market prices, or for those stocks not readily marketable, generally at values which are representative of the fair values of comparable issues. In addition, fair values for all derivative instruments include a credit risk adjustment for the liable party.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1)    Significant Accounting Policies (Continued)

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash collateral received for derivative positions is invested in cash equivalents and reported with derivative instruments in the consolidated balance sheets.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Value of Insurance In Force Acquired

Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include term conversion bonuses credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.89% in 2008, 4.96% in 2007 and 4.95% in 2006.

For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Property and Equipment

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. At December 31, 2008, it also included $6.6 million in assets held for sale, which are reported at fair value. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $4.7 million at December 31, 2008 and $6.5 million at December 31, 2007, and estimated useful lives that generally range from two to twenty years. Capitalized software costs had a carrying value of $2.6 million at December 31, 2008 and $3.1 million at December 31, 2007, and estimated useful lives that range from two to five years. Depreciation expense for furniture and equipment was less than $0.1 million in 2008, $0.3 million in 2007 and $0.5 million in 2006. Amortization expense for capitalized software was $1.3 million in 2008 and $0.5 million in 2007 and 2006.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1)    Significant Accounting Policies (Continued)

Goodwill

Goodwill represents the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We test our goodwill balances by comparing the fair value of our reporting units to the carrying value of the goodwill. In the event that we were to dispose one of our reporting units, a discounted cash flow approach would be used to estimate the fair value of that reporting unit; therefore we believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. We have performed impairment testing using cash flow and other analyses and determined none of our goodwill was impaired as of December 31, 2008 or 2007.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for interest sensitive products ranged from 3.00% to 5.50% in 2008, 2007 and 2006.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 6.27% in 2008, 6.32% in 2007 and 6.33% in 2006. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 41% of direct receipts from policyholders during 2008 (2007—42% and 2006—43%), and represented 13% of life insurance in force at December 31, 2008 (2007 and 2006—14%). The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1)    Significant Accounting Policies (Continued)

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred policy acquisition costs and deferred sales inducements are recognized as expenses over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,

	2008	2007	2006
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$12,614	$12,467	$12,036
Amortization of deferred policy acquisition costs	33,742	34,188	24,721
Amortization of value of insurance in force acquired	2,705	5,069	3,458
Other underwriting, acquisition and insurance expenses, net of deferrals	59,659	58,851	63,075

Total	$108,720	$110,575	$103,290

Underwriting, acquisition and insurance expenses include a pre-tax charge of $4.9 million for the year ended December 31, 2006 relating to the settlement of a lawsuit with a husband and wife who had applied for life insurance policies. The settlement ended litigation regarding the process we followed in denying insurance coverage for medical reasons. The settlement was entered into after adverse judicial rulings were made against us in June 2006. Prior to the issuance of the adverse judicial rulings, a material loss, net of insurance recoveries, was not deemed to be reasonably possible.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1)    Significant Accounting Policies (Continued)

Insurance claims have been filed under our professional liability and general liability insurance policies for reimbursement of the settlement amount, but coverage has been denied, and we have made a claim against an insurance broker for breach of contractual duties. We have filed lawsuits against the insurer and the insurance broker to recover those damages. While we have received an adverse ruling in the case against the insurer at the district court level, the adverse ruling has been appealed and we continue to believe both claims are valid. Recoveries from third parties are required to be accounted for as gain contingencies and not recorded in our financial statements until the lawsuits are resolved. Accordingly, our financial statements for 2006 include the $4.9 million settlement expense, but any recoveries will be recorded in net income in the period the recovery is received.

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities and a portion of our interest rate swaps are included in accumulated other comprehensive income (loss) in stockholder’s equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled ($37.8) million in 2008, $3.6 million in 2007 and $9.1 million in 2006. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling $29.4 million in 2008, ($2.0) million in 2007 and ($4.7) million in 2006. Beginning in 2006, other comprehensive income (loss) also includes the initial recognition and subsequent changes in the underfunded status of our single employer health and medical postretirement benefit plans totaling $0.2 million in 2008, 2007 and 2006.

Reclassifications

Certain amounts in the 2007 consolidated financial statements have been reclassified to conform to the 2008 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2)    Investment Operations

Fixed Maturities and Equity Securities

Available For Sale Fixed Maturity and Equity Securities by Investment Category

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

	(Dollars in thousands)
December 31, 2008
Bonds:
Corporate securities	$2,188,349	$28,020	$(413,915)	$1,802,454
Mortgage and asset-backed securities	1,230,268	20,106	(163,623)	1,086,751
United States Government and agencies	111,118	8,537	(31)	119,624
State, municipal and other governments	413,092	2,348	(39,668)	375,772
Redeemable preferred stocks	5,000	—	(474)	4,526

Total fixed maturities	$3,947,827	$59,011	$(617,711)	$3,389,127

Equity securities	$43,137	$4,173	$(8,670)	$38,640

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(Dollars in thousands)
December 31, 2007
Bonds:
Corporate securities	$2,058,536	$62,972	$(63,253)	$2,058,255
Mortgage and asset-backed securities	1,198,401	8,923	(41,081)	1,166,243
United States Government and agencies	314,441	6,617	(191)	320,867
State, municipal and other governments	336,327	5,918	(4,799)	337,446
Redeemable preferred stocks	29,218	1,369	(689)	29,898

Total fixed maturities	$3,936,923	$85,799	$(110,013)	$3,912,709

Equity securities	$21,110	$916	$(67)	$21,959

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities. The increase in equity securities in 2008 is primarily due to the reclassification of non-redeemable perpetual preferred securities with a fair value totaling $24.9 million, which were previously classified with fixed maturity securities, and additional acquisitions of these types of securities during 2008.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2)    Investment Operations (Continued)

Available For Sale Fixed Maturity Securities by Maturity Date

	December 31, 2008
	Amortized Cost	Estimated Fair Value

	(Dollars in thousands)
Due in one year or less	$75,165	$71,029
Due after one year through five years	404,520	346,517
Due after five years through ten years	1,051,537	864,726
Due after ten years	1,181,337	1,015,578

	2,712,559	2,297,850
Mortgage and asset-backed securities	1,230,268	1,086,751
Redeemable preferred stocks	5,000	4,526

	$3,947,827	$3,389,127

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Net Unrealized Gains (Losses) on Fixed Maturity and Equity Securities

	December 31,
	2008	2007

	(Dollars in thousands)
Unrealized appreciation (depreciation) on:
Fixed maturities—available for sale	$(558,700)	$(24,214)
Equity securities—available for sale	(4,497)	849
Interest rate swaps	(558)	567

	(563,755)	(22,798)
Adjustments for assumed changes in amortization pattern of:
Deferred policy acquisition costs	154,639	4,488
Deferred sales inducements	956	(30)
Value of insurance in force acquired	25,235	624
Unearned revenue reserve	(6,863)	(113)
Provision for deferred income taxes	136,458	6,240

	(253,330)	(11,589)
Proportionate share of net unrealized investment gains of equity investees	2	34

Net unrealized investment losses	$(253,328)	$(11,555)

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling ($299.2) million in 2008, ($43.6) million in 2007 and ($19.9) million in 2006.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2)    Investment Operations (Continued)

Fixed Maturity Securities with Unrealized Losses by Length of Time Unrealized

December 31, 2008
	Less than one year		One year or more		Total
Description of Securities	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$836,807	$(146,177)	$543,388	$(267,738)	$1,380,195	$(413,915)
Mortgage and asset-backed securities	237,507	(32,225)	471,639	(131,398)	709,146	(163,623)
United States Government and agencies	—	—	2,462	(31)	2,462	(31)
State, municipal and other governments	214,015	(16,587)	111,587	(23,081)	325,602	(39,668)
Redeemable preferred stocks	4,526	(474)	—	—	4,526	(474)

Total fixed maturities	$1,292,855	$(195,463)	$1,129,076	$(422,248)	$2,421,931	$(617,711)

December 31, 2007
	Less than one year		One year or more		Total
Description of Securities	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$416,549	$(22,688)	$517,364	$(40,565)	$933,913	$(63,253)
Mortgage and asset-backed securities	187,613	(12,829)	524,107	(28,252)	711,720	(41,081)
United States Government and agencies	—	—	20,362	(191)	20,362	(191)
State, municipal and other governments	53,105	(1,516)	105,856	(3,283)	158,961	(4,799)
Redeemable preferred stocks	2,325	(675)	4,986	(14)	7,311	(689)

Total fixed maturities	$659,592	$(37,708)	$1,172,675	$(72,305)	$1,832,267	$(110,013)

Included in the above table are 677 securities from 516 issuers at December 31, 2008 and 441 securities from 307 issuers at December 31, 2007. These increases are primarily due to an increase in spreads between the risk-free and corporate and other bond yields. The following summarizes the more significant unrealized losses by investment category as of December 31, 2008.

Corporate securities:  The unrealized losses on corporate securities, including redeemable preferred stocks, totaled $414.4 million, or 67.1% of our total unrealized losses. The largest losses were in the financial services sector ($475.2 million carrying value and $250.7 million unrealized loss). The largest unrealized losses in the financial services sector were in the holding and other investment offices sector ($191.0 million carrying value and $119.4 million unrealized loss) and the depository institutions sector ($146.6 million carrying value and $77.1 million unrealized loss). The majority of unrealized losses in the holding and other investment offices sector are commercial real estate investment trust bonds and synthetic collateralized debt obligations. The unrealized losses in the real estate investment trust bonds are primarily due to an increase in credit spreads due to the sector’s exposure to commercial real estate and market concerns about the ability to access the capital markets. The unrealized losses in the synthetic collateralized debt obligations are explained below. The unrealized losses in the depository institutions sector are primarily due to a decrease in market liquidity and concerns regarding the underlying credit quality of subprime and other assets held by foreign or large national and regional domestic banks.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2)    Investment Operations (Continued)

The manufacturing sector ($257.3 million carrying value and $61.1 million unrealized loss) had a concentration of losses in the paper and allied products sector ($36.6 million carrying value and $15.4 million unrealized loss), the transportation equipment sector ($18.0 million carrying value and $6.4 million unrealized loss) and the food and related products sector ($53.9 million carrying value and $6.2 million unrealized loss). The unrealized losses in these three sectors are due to spread widening that is the result of weaker operating results. The unrealized losses in the remaining corporate sectors are also primarily attributable to spread widening due to a decrease in market liquidity, and increase in market volatility and concerns about the general health of the economy.

Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

Mortgage and asset-backed securities:  The unrealized losses on mortgage and asset-backed securities totaled $163.6 million, or 26.5% of our total unrealized losses, and were caused primarily by concerns regarding mortgage defaults on subprime and other risky mortgages. There were also concerns regarding potential downgrades or defaults of monoline bond insurers providing credit protection for underlying securities. These concerns resulted in spread widening in the sector as liquidity decreased in the market. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

United States Government and agencies:  The unrealized losses on U.S. Governments and agencies totaled less than $0.1 million, or less than 0.1% of our total unrealized losses, and were caused by spread widening. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on direct guarantees from the U.S. Government and by agencies of the U.S. Government. Because the decline in fair value is attributable to increases in general market spreads and market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

State, municipal and other governments:  The unrealized losses on state, municipal and other governments totaled $39.7 million, or 6.4% of our total unrealized losses, and were primarily caused by general spread widening and concerns regarding the stability of the credit quality of the monoline bond insurers. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on the taxing authority of a municipality or the revenues of a municipal project. Because the decline in fair value is primarily attributable to increased spreads and concerns regarding the stability of the monoline bond insurers, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

Excluding mortgage and asset-backed securities, no securities from the same issuer had an aggregate unrealized loss in excess of $9.2 million at December 31, 2008. The $9.2 million unrealized loss is from one A rated security, which is a collateralized bond obligation secured by thirty-year maturity trust preferred securities and subordinated debentures of bank and thrift holding and insurance companies. This security has been impacted by the loss of market liquidity, call risk and spread widening. We have the ability and intent to hold this security until a recovery of fair value, which may be maturity and therefore, do not consider it to be other-than-temporarily impaired at December 31, 2008. With respect to mortgage and asset-backed securities not backed by the United States Government, no securities from the same issuer had an aggregate unrealized loss in excess of $25.5 million at December 31, 2008. The $25.5 million unrealized loss from one issuer relates to 14 different securities that are backed by different pools of residential mortgage loans. All of the 14 securities are rated investment grade and the largest unrealized loss on any one security totaled $3.4 million at December 31, 2008. We have the intent and ability to hold these investments until a recovery of fair value, which may be at maturity, and therefore do not consider these investments to be other-than-temporary impaired at December 31, 2008.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2)    Investment Operations (Continued)

Excluding mortgage and asset-backed securities and one collateralized debt obligation that was impaired during 2008 (see discussion that follows); our largest exposure to securities from any one issuer had an aggregate unrealized loss of $2.1 million at December 31, 2007. With respect to mortgage and asset-backed securities not backed by the United States Government, no securities from the same issuer had an aggregate unrealized loss in excess of $7.4 million at December 31, 2007. The $7.4 million unrealized loss from one issuer relates to 7 different securities that are backed by different pools of residential mortgage loans. All 7 securities are rated investment grade and the largest unrealized loss on any one security totaled $3.6 million at December 31, 2007

Our investments in synthetic collateralized debt obligations are backed by credit default swaps with no home equity exposure. These securities have a carrying value of $4.3 million and unrealized loss of $22.7 million at December 31, 2008 and a carrying value of $22.1 million and unrealized loss of $4.9 million at December 31, 2007. The unrealized loss increased in 2008 primarily due to actual defaults in the collateral, general spread widening and market concerns of increased defaults in the future. Our investment professionals have stress tested all of these securities and determined that future principal losses are not expected based on reasonably adverse conditions. Assuming a 35% recovery, on average these investments could all withstand seven to twelve more defaults without losing any principal. The number of defaults is an estimate based on the remaining credit enhancement (subordination) that remains in each security. Each default that occurs reduces subordination to the security, depending on the loss amount and exposure. Depending on the investment, the synthetic collateralized debt obligations we own have exposure to approximately 120 to 150 reference names, which results in an average default level of 5.0% to 10.0% before we would lose principal. Based on historical performance and current economic conditions, we do not expect future defaults will exceed these levels and believe the existing subordination is sufficient to maintain the value of our investments. In addition, we have the intent and ability to hold these investments until a recovery of fair value, which may be maturity; therefore we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

In addition, one collateralized debt obligation partially backed by subprime mortgages was written down during the first and second quarters of 2008 to the estimated fair value of $0.1 million. This security had an amortized cost of $6.0 million and a fair value of $0.9 million at December 31, 2007. This security was sold during the third quarter of 2008 for the estimated fair value of $0.1 million.

We also have $8.7 million of gross unrealized losses on equity securities with an estimated fair value of $17.2 million at December 31, 2008 and $0.1 million of gross unrealized losses on equity securities with an estimated fair value of $0.7 million at December 31, 2007. The majority of the unrealized losses at December 31, 2008 are attributable to perpetual preferred securities in the financial sector ($16.4 million carrying value and $8.4 million unrealized loss). These equity securities have been in an unrealized loss position for less than one year. The unrealized losses on these securities increased in 2008 due to concerns about the quality of the assets the issuers hold and uncertainty regarding when these securities will be called. These securities are similar to fixed maturities as they provide periodic cash flows, contain call features and are similarly rated and priced like other long-term callable bonds. We have the intent and ability to hold these investments until a recovery of fair value; therefore we do not consider them to be other-than-temporarily impaired at December 31, 2008.

Regarding our entire portfolio, we monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•	historical operating trends;

•	business prospects;

•	status of the industry in which the company operates;

•	analyst ratings on the issuer and sector;

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2)    Investment Operations (Continued)

•	quality of management;

•	size of the unrealized loss;

•	level of current market interest rates compared to market interest rates when the security was purchased;

•	length of time the security has been in an unrealized loss position; and

•	our intent and ability to hold the security.

Mortgage Loans on Real Estate

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

We establish an allowance as needed, consisting of specific reserves, for possible losses against our mortgage loan portfolio. An allowance is needed for loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements. There were no impaired loans requiring a valuation allowance during 2008, 2007 or 2006. At December 31, 2008, we had one mortgage loan in the process of foreclosure with a current outstanding principal balance of $5.6 million and property appraised value of $6.7 million.

Components of Net Investment Income

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Fixed maturities—available for sale	$248,202	$247,522	$245,593
Equity securities—available for sale	2,748	511	522
Mortgage loans on real estate	33,445	33,828	35,623
Investment real estate	—	461	435
Policy loans	9,755	9,577	9,137
Short-term investments, cash and cash equivalents	878	1,401	1,100
Prepayment fee income and other	3,600	5,364	5,436

	298,628	298,664	297,846
Less investment expenses	(5,496)	(5,995)	(6,204)

Net investment income	$293,132	$292,669	$291,642

Realized/Unrealized Gains (Losses)—Recorded in Income

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Fixed maturities—available for sale	$(71,257)	$(186)	$(1,558)
Equity securities—available for sale	4,128	5,794	13,492
Collateral held for securities lending and other transactions	(868)	—	—
Investment real estate	—	2,645	(19)
Securities and indebtedness of related parties	—	—	1,936

Realized gains (losses) on investments	$(67,997)	$8,253	$13,851

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2)    Investment Operations (Continued)

Change in Unrealized Appreciation/Depreciation of Investments—Recorded in Accumulated Other Comprehensive Income (Loss)

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Fixed maturities—available for sale	$(534,486)	$(69,252)	$(47,801)
Equity securities—available for sale	(5,346)	(13,467)	(13,416)
Interest rate swaps	(1,125)	(3,791)	(1,166)

Change in unrealized appreciation/depreciation of investments	$(540,957)	$(86,510)	$(62,383)

Sales, Maturities and Principal Repayments on Fixed Maturity Securities

	Amortized Cost	Gross Realized Gains	Gross Realized Losses	Proceeds

	(Dollars in thousands)
Year ended December 31, 2008
Scheduled principal repayments and calls—available for sale	$330,558	$—	$—	$330,558
Sales—available for sale	54,738	822	(814)	54,746

Total	$385,296	$822	$(814)	$385,304

Year ended December 31, 2007
Scheduled principal repayments and calls—available for sale	$344,531	$—	$—	$344,531
Sales—available for sale	41,476	1,315	(109)	42,682

Total	$386,007	$1,315	$(109)	$387,213

Year ended December 31, 2006
Scheduled principal repayments and calls—available for sale	$262,962	$—	$—	$262,962
Sales—available for sale	33,705	891	(118)	34,478

Total	$296,667	$891	$(118)	$297,440

Realized losses on fixed maturities totaling $71.3 million in 2008, $1.4 million in 2007 and $2.3 million in 2006 were incurred as a result of writedowns for other-than-temporary impairment of fixed maturity securities.

Variable Interest Entities

We have investments in variable interest entities for which we are not considered the primary beneficiary. These investments consist of a real estate limited partnership and certain mezzanine commercial real estate loans on real estate properties. The real estate limited partnership had revenues totaling $3.7 million for 2008, $2.7 million for 2007 and $3.2 million for 2006. There was one real estate project in 2007 and 2006 and none in 2008. Each real estate project had assets totaling less than $5.0 million at December 31, 2007 and 2006. Our investments in these real estate projects were made during the period from 2005 to 2007. Our maximum exposure to loss is the carrying value of our investments, which totaled $12.1 million at December 31, 2008 and $13.2 million at December 31, 2007 for the real estate limited partnership and $1.1 million at December 31, 2007 for the mezzanine commercial real estate loan.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2)    Investment Operations (Continued)

Other

We have a common stock investment in American Equity Investment Life Holding Company (AEL), valued at $0.4 million at December 31, 2008 and $12.6 million at December 31, 2007. American Equity underwrites and markets life insurance and annuity products throughout the United States. We sold a portion of our investment in AEL and realized gains totaling $4.1 million in 2008 and $6.1 million in 2007 and $13.5 million in 2006.

We paid cash dividends to FBL Financial Group, Inc. of $20.0 million in 2008 and $10.0 million in 2007.

During 2006, we sold our equity investment in Western Agricultural Insurance Company, an affiliate, at its fair market value of $7.9 million, to Farm Bureau Mutual Insurance Company (Farm Bureau Mutual), another affiliate. A realized gain of $1.9 million was recognized on this transaction.

At December 31, 2008, affidavits of deposits covering investments with a carrying value totaling $4,011.7 million were on deposit with state agencies to meet regulatory requirements. Also, fixed maturity securities with a carrying value of $41.0 million were on deposit with the Federal Home Loan Bank as collateral for our funding agreement.

At December 31, 2008, there were no commitments to provide additional funding for mortgage loans on real estate.

Securities recorded on our consolidated balance sheets with a fair value of $30.0 million at December 31, 2008 and $81.4 million at December 31, 2007 were on loan as part of our securities lending program. In addition, we were liable for cash collateral under our control from this program totaling $31.4 million at December 31, 2008 and $84.2 million at December 31, 2007.

We held cash collateral for derivative and other transactions totaling less than $0.1 million at December 31, 2008, and $8.8 million at December 31, 2007 that was invested and included in the consolidated balance sheets with corresponding amounts recorded in collateral payable for securities lending and other transactions. We paid cash collateral for derivative transactions totaling $8.0 million at December 31, 2008 and $7.5 million at December 31, 2007. Corresponding amounts are netted with the fair value of derivatives included in the consolidated balance sheets in the other liabilities line. No off-balance sheet collateral was held at December 31, 2008 or 2007.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2008 include real estate, fixed maturities, and equity securities totaling $1.1 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder’s equity at December 31, 2008.

3)    Derivative Instruments

We have entered into interest rate swaps to manage interest rate risk associated with a portion of our flexible premium deferred annuity contracts. Under the interest rate swaps, we pay a fixed rate of interest and receive a floating rate of interest on a notional amount which totaled $100.0 million at December 31, 2008 and $300.0 million at December 31, 2007. These interest rate swaps effectively fix the interest crediting rate on a portion of our flexible premium deferred annuity contract liabilities thereby hedging our exposure to increases in market interest rates. Effective April 1, 2007, we adopted Statement 133 Implementation Issue No. G26, “Cash Flow Hedges: Hedging Interest Cash Flows on Variable-Rate Assets and Liabilities That Are Not Based on a Benchmark Interest Rate,” which clarified that the only permitted benchmarks are the risk-free rate and rates based on the LIBOR swap curve. Upon adoption, we were required to undesignate these hedging relationships and begin recording the net interest rate settlements on the interest rate swaps as a component of derivative income. The interest rate settlements decreased derivative income $2.5 million in 2008 and increased derivative income $2.9 million in 2007. The interest rate settlements decreased interest sensitive product benefits $1.0 million in 2007 and $3.7 million in 2006. In 2008, we experienced nonperformance by a counterparty on an interest rate swap agreement that was originally scheduled to mature on December 1, 2010. We terminated this agreement and realized a loss totaling $0.5 million.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3)    Derivative Instruments (Continued)

Summary of Swaps

				Carrying and Fair Value at December 31,
Maturity Date	Notional Amount	Receive Rate	Pay Rate	2008	2007
				(dollars in thousands)
4/1/2008	$50,000	3 month LIBOR*	3.865%	$—	$120
7/1/2008	50,000	1 month LIBOR*	2.579	—	440
7/1/2008	50,000	1 month LIBOR*	2.465	—	451
1/1/2010	50,000	1 month LIBOR*	4.858	(1,860)	(1,080)
12/1/2010	50,000	1 month LIBOR*	5.040	—	(1,640)
6/1/2011	50,000	1 month LIBOR*	5.519	(4,905)	(2,554)

				$(6,765)	$(4,263)

*	London Interbank Offered Rate

We formally documented hedging relationships, including identification of the interest rate swaps as the hedging instruments and interest credited to the related flexible premium deferred annuity contract liabilities as the hedged transactions through April 1, 2007. We also documented our risk management objectives and strategies for undertaking these transactions. There was no ineffectiveness recorded in the consolidated statements of operations during 2007 or 2006 for instruments designated as hedges.

We sold index annuities from the fourth quarter of 2005 through the third quarter of 2007. Index annuities guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities and a portion of the premium received from the contract holder is used to purchase derivatives consisting of one-year call options on the S&P 500 Index to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the index credits is reset and new one-year call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums. We held call options relating to this business with a fair value of less than $0.1 million at December 31, 2008 and $0.2 million at December 31, 2007. Derivative loss includes $0.5 million for 2008, $0.1 million for 2007 and ($0.1) million for 2006 relating to call option proceeds and changes in fair value.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder’s right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next index reset date. The change in the value of this embedded derivative is included in interest sensitive and index product benefits in the consolidated statements of operations and totaled $0.8 million for 2008, ($0.2) million for 2007 and $0.3 million for 2006.

4)    Fair Values of Financial Instruments

Statement No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. Statement No. 107 excludes certain financial instruments and all nonfinancial

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4)    Fair Values of Financial Instruments (Continued)

instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost.

As discussed in Note 1 above, Statement No. 157, “Fair Value Measurements,” defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Statement No. 157 also establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. For some investments little market activity may exist and management’s determination of fair value is then based on the best information available in the circumstances, and may incorporate management’s own assumptions of what a market participant would consider for the fair value, which involves a significant degree of judgment.

The fixed income markets in 2008 experienced a period of extreme volatility and limited market liquidity conditions, which affected a broad range of asset classes and sectors. In addition, there were credit downgrade events and an increased probability of default for many fixed income instruments. These volatile market conditions increased the difficulty of valuing certain instruments as trading was less frequent and/or market data was less observable. There were certain instruments that were in active markets with significant observable data that became illiquid due to the current financial environment or market conditions. As a result, certain valuations require greater estimation and judgment as well as valuation methods which are more complex. These values may not ultimately be realizable in a market transaction, and such values may change very rapidly as market conditions change and valuation assumptions are modified.

We used the following methods and assumptions in estimating the fair value of our financial instruments in 2008. Fair values for 2007 used similar methodologies, however there were no adjustments for credit risk or adverse deviation.

Fixed maturity securities:  Fair values of fixed maturity securities are based on quoted market prices in active markets when available. Investments for which market prices are not observable are generally private investments, securities valued using non-binding broker quotes or securities with very little trading activity where reasonable prices from independent sources cannot be obtained. We have valued our investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis.

Equity securities:  The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

Mortgage loans on real estate:  Fair values are estimated by discounting expected cash flows of each loan at an interest rate equal to a spread above the U.S. Treasury bond yield that corresponds to the loan’s expected life. These spreads are based on overall market pricing of commercial mortgage loans at the time of valuation.

Derivative instruments:  Fair values for call options are based on counterparty market prices adjusted for a credit component of the counterparty. Prices are verified using analytical tools by our internal investment professionals.

Policy loans:  Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

Other long-term investments, cash and short-term investments:  Amounts are reported at historical cost, adjusted for amortization of premiums, depreciation or accrual of discounts, as applicable, which approximates the fair values due to the nature of these assets.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4)    Fair Values of Financial Instruments (Continued)

Securities and indebtedness of related parties:  For debt securities that are not actively traded, estimated fair values are based on values of comparable issues. We are not required to estimate fair values for investments accounted for using the equity method.

Collateral held and payable for securities lending and other transactions:  Fair values are obtained from an independent pricing source whose results undergo evaluation by our internal investment professionals.

Assets held in separate accounts:  Separate account assets are reported at estimated fair value in our consolidated balance sheets based on quoted net asset values of the underlying mutual funds.

Future policy benefits and other policyholders’ funds:  Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds, funding agreements and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation. For deposit liabilities with no defined maturities, fair value is the amount payable on demand. We are not required to estimate the fair value of our liabilities under other insurance contracts.

Other liabilities:  Fair values for interest rate swaps are based on counterparty market prices adjusted for a credit component of the counterparty, net of collateral paid. Prices are verified using analytical tools by our internal investment professionals. We are not required to estimate fair value for the remainder of the other liabilities balances.

Liabilities related to separate accounts:  Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

Fair Values and Carrying Values of Financial Instruments

	December 31,

	2008		2007

	Carrying Value	Fair Value	Carrying Value	Fair Value

		(Dollars in thousands)
Assets
Fixed maturities—available for sale	$3,389,127	$3,389,127	$3,912,709	$3,912,709
Equity securities—available for sale	38,640	38,640	21,959	21,959
Mortgage loans on real estate	552,289	543,295	516,101	533,478
Derivative instruments	46	46	223	223
Policy loans	164,001	227,304	160,282	192,567
Other long-term investments	1,527	1,527	1,300	1,300
Cash and short-term investments	126,465	126,465	29,134	29,134
Securities and indebtedness of related parties	—	—	22,791	22,791
Collateral held for securities lending and other transactions	30,568	30,568	85,802	85,802
Assets held in separate accounts	516,251	516,251	760,864	760,864

Liabilities
Future policy benefits	$2,057,686	$1,974,498	$1,893,523	$1,859,860
Other policyholders’ funds	527,887	533,125	531,067	526,061
Collateral payable for securities lending and other transactions	31,390	31,390	93,039	93,039
Other liabilities	6,765	6,765	4,263	4,263
Liabilities related to separate accounts	516,251	500,895	760,864	739,560

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4)    Fair Values of Financial Instruments (Continued)

Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

Level 1—Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are listed equities, mutual funds, money market funds and non-interest bearing cash. As required by Statement No. 157, we do not adjust the quoted price for these financial instruments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

Level 2—Pricing inputs are other than quoted prices in active markets which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methods. Financial instruments which are generally included in this category include publicly traded issues priced by independent sources, short-term securities, less liquid and restricted equity securities and over-the-counter derivatives.

Fair values of all Level 2—fixed maturity securities are obtained primarily from a variety of independent pricing sources, whose results undergo evaluation by our internal investment professionals. We generally obtain one price per security, which is compared to relevant credit information, perceived market movements and sector news. Market indices of similar rated asset class spreads are consulted for valuations and broker indications of similar securities are compared. If the issuer has had trades in similar debt outstanding but not necessarily the same rank in the capital structure, spread information is used to support fair value. If discrepancies are identified additional quotes are obtained and the quote that best reflects a fair value exit price at the reporting date is selected.

Level 3—Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include private corporate securities, non-binding broker and internally priced mortgage or other assets backed securities and other publicly traded issues and index annuity embedded derivatives.

Fair values of private investments are determined by reference to public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities where an exit price based on relevant observable inputs is not obtained from quoted market prices, the fair value is determined by our investment professionals using an enhanced matrix calculation. The matrix pricing performed by pricing services and our internal investment professionals includes a discounted cash flow analysis using a spread, including the specific creditors’ credit default swap spread (if available), over U.S. Treasury bond yields, adjusted for the maturity/average life differences. Spread adjustments are intended to reflect an illiquidity premium and take into account a variety of factors including but not limited to: senior unsecured versus secured status, par amount outstanding, number of holders, maturity, average life, composition of lending group and debt rating. These valuation methodologies involve a significant degree of judgment.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4)    Fair Values of Financial Instruments (Continued)

Valuation of our Financial Instruments by Fair Value Hierarchy Levels

	December 31, 2008

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

		(Dollars in thousands)
Assets
Fixed maturities—available for sale	$—	$2,985,602	$403,525	$3,389,127
Equity securities—available for sale	1,101	37,539	—	38,640
Derivative instruments	—	46	—	46
Other long-term investments	—	—	1,527	1,527
Cash and short-term investments	126,465	—	—	126,465
Collateral held for securities lending and other transactions	—	30,568	—	30,568
Assets held in separate accounts	516,251	—	—	516,251

Liabilities
Future policy benefits—index annuity embedded derivatives	$—	$—	$782	$782
Collateral payable for securities lending and other transactions	—	31,390	—	31,390

Approximately 11.9% of the total fixed maturities are included in the Level 3 group. The fair value of the assets and liabilities above include the financial instruments’ nonperformance risk. Nonperformance risk is the risk that the instrument will not be fulfilled and affects the value at which the instrument could be transferred in an orderly transaction. The nonperformance risk for our assets was valued at less than $0.1 million at December 31, 2008. The nonperformance risk for our liabilities was valued at $0.2 million at December 31, 2008.

Level 3 Fixed Maturity Investments by Valuation Source

	December 31, 2008

	Private corporation	Publicly traded issues	Mortgage or other asset - backed securities	Total	Percent of Total

	(Dollars in thousands)
Source of valuation
Third-party vendors	$28,069	$141,306	$19,520	$188,895	46.8%
Priced internally	137,219	43,818	33,593	214,630	53.2

Total	$165,288	$185,124	$53,113	$403,525	100.0%

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4)    Fair Values of Financial Instruments (Continued)

Level 3 Financial Instruments Changes in Fair Value

	Fixed maturities available for sale	Other long-term investments

	(Dollars in thousands)
Assets
Balance, December 31, 2007	$506,696	$1,300
Purchases, net	27,524	173
Realized and unrealized losses, net	(115,782)	—
Net transfers out of Level 3(1)	(14,794)	—
Included in earnings (amortization)	(119)	54

Balance, December 31, 2008	$403,525	$1,527

Change in unrealized gains/losses on investments held at December 31, 2008	$(93,902)	$—

(1)	Included in the transfers in and/or out line above is $96.1 million of securities that were priced using a broker only quote at December 31, 2007 and were transferred to a pricing service that uses observable market data in the prices and $81.3 million that were transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2008, primarily due to a reduction in market activity.

Future policy benefits—index product embedded derivatives
Balance, December 31, 2007	$446
Premiums less benefits, net	53
Impact of unrealized gains (losses), net	283

Balance, December 31, 2008	$782

Change in unrealized gains/losses on embedded derivatives held at December 31, 2008	$283

5)    Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.0 million of coverage per individual life. New sales of certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance.

We participate in a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we will be able to cede approximately 64% of catastrophic losses after other reinsurance and a deductible of $0.9 million. Pool losses are capped at $17.8 million per event and the maximum loss we could incur as a result of losses assumed from other pool members is $6.4 million per event.

We also have an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention and was increased from $10.0 million to $11.0 million effective January 1, 2009. A maximum occurrence limit of $50.0 million applies to policies written on agents of the company who are participating in company-sponsored incentive trips. All other occurrence catastrophes are unlimited in amount.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5)    Reinsurance and Policy Provisions (Continued)

Life insurance in force ceded totaled $8,925.5 million (20.8% of direct life insurance in force) at December 31, 2008 and $8,263.1 million (20.4% of direct life insurance inforce) at December 31, 2007. Insurance premiums and product charges have been reduced by $30.7 million in 2008, $29.8 million in 2007 and $29.7 million in 2006 and insurance benefits have been reduced by $19.4 million in 2008, $13.5 million in 2007 and $19.8 million in 2006 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume certain life insurance business from EquiTrust Life. Under this agreement, life insurance inforce assumed totaled $161.2 million (0.4% of total life insurance in force) at December 31, 2008 and $154.0 million (0.4% of total life insurance in force) at December 31, 2007. In total, premiums and product charges assumed totaled $0.2 million in 2008 and 2007 and $0.1 million in 2006. We assumed insurance benefits of less than $0.1 million in 2008 and $1.2 million 2006. No insurance benefits were assumed in 2007.

Policy Provisions

Analysis of the Value of Insurance In Force Acquired

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$40,591	$45,660	$49,118
Accretion of interest during the year	1,662	1,819	6,186
Amortization of asset	(4,367)	(6,888)	(9,644)

Balance prior to impact of net unrealized investment gains and losses	37,886	40,591	45,660
Impact of net unrealized investment gains and losses	25,235	624	(2,819)

Balance at end of year	$63,121	$41,215	$42,841

Net amortization of the value of insurance in force acquired, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2009—$2.7 million; 2010—$2.7 million; 2011—$2.6 million; 2012—$2.4 million; 2013—$2.2; and thereafter, through 2030—$25.3 million.

Certain variable annuity and variable universal life contracts in our separate accounts have minimum interest guarantees on funds deposited in our general account and guaranteed minimum death benefits (GMDBs) on our variable annuities. In addition, we have certain variable annuity contracts that have an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder. Beginning in 2008, we also have certain variable annuity contracts that have a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5)    Reinsurance and Policy Provisions (Continued)

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2008		December 31, 2007
Type of Guarantee	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk

	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$138,784	$18,178	$219,764	$342
Return the greater of highest anniversary value or net deposits	181,695	83,309	258,344	4,749
Incremental death benefit	145,196	5,437	234,830	27,029
Guaranteed minimum income benefit	5,568	27	—	—

Total		$106,951		$32,120

The separate account assets are principally comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs or GMIBs determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $1.0 million at December 31, 2008 and $0.9 million at December 31 2007. The weighted average age of the contract holders with a GMDB, IDB or GMIB rider was 53 years at December 31, 2008 and 55 years at December 31, 2007. Paid benefits for GMDBs and IDBs totaled $0.2 million for 2008, $0.1 million for 2007 and less than $0.1 million in 2006.

6)    Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that a deferred tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred tax assets, projected future taxable income, taxable income from prior years available for recovery and tax planning strategies. Our tax planning strategies assume deferred tax assets related to unrealized losses on our investments are temporary as we have the intent and ability to hold the investments until maturity, at which time, the existing temporary difference is expected to reverse. As such, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2008 and 2007.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6)    Income Taxes (Continued)

Income Tax Expenses (Credits)

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before minority interest in loss of subsidiaries and equity income (loss):
Current	$16,920	$28,457	$27,784
Deferred	(14,322)	4,094	5,972

	2,598	32,551	33,756
Equity income (loss) – current	(2)	827	612
Taxes provided in consolidated statement of changes in stockholder’s equity:
Change in net unrealized investment gains/losses – deferred	(130,185)	(23,106)	(23,042)
Change in cumulative effect of change in accounting principal – deferred	(225)	—	—
Adjustment resulting from capital transaction of equity investee – deferred	(23)	39	(31)
Change in underfunded status of other post-retirement benefit plans – deferred	10	(10)	(112)

	(130,423)	(23,077)	(23,185)

	$(127,827)	$10,301	$11,183

Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Income before income taxes, minority interest in loss of subsidiaries and equity income (loss)	$13,855	$100,691	$103,933

Income tax at federal statutory rate (35%)	$4,849	$35,242	$36,377
Tax effect (decrease) of:
Tax-exempt dividend and interest income	(2,094)	(2,353)	(1,724)
Reversal of tax accruals no longer necessary based on events and analysis performed during the year	—	—	(525)
Gain on sale of home office building	(369)	(369)	(369)
State income taxes	3	(24)	27
Other items	209	55	(30)

Income tax expense	$2,598	$32,551	$33,756

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6)    Income Taxes (Continued)

Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2008	2007
	(Dollars in thousands)
Deferred income tax assets:
Fixed maturity and equity securities	$221,166	$6,742
Future policy benefits	43,360	44,791
Accrued benefit and compensation costs	7,471	8,004
Accrued dividends	3,426	3,757
Other	569	1,895

	275,992	65,189
Deferred income tax liabilities:
Deferred policy acquisition costs	177,031	119,384
Value of insurance in force acquired	22,092	14,425
Deferred sales inducements	3,189	2,151
Property and equipment	1,967	2,776
Other	1,028	514

	205,307	139,250

Net deferred income tax asset (liability)	$70,685	$(74,061)

We recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2001.

7)    Credit Arrangements

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8)    Retirement and Compensation Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee’s compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $2.7 million in 2008, $3.4 million in 2007 and $3.9 million in 2006.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. Through October 2008, we contributed FBL Financial Group, Inc. stock in an amount equal to 100% of an employee’s contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee’s contributions between 2% and 4% of the annual salary contributed by the employee. Beginning in November 2008, we made cash contributions at the same contribution levels noted above. Costs are allocated among

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8)    Retirement and Compensation Plans (Continued)

the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.6 million in 2008 and 2007 and $0.5 million in 2006.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans, which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single employer plans that provide health and medical benefits to retirees. Postretirement benefit expense totaled $0.1 million in 2008, less than $0.1 in 2007 and $0.1 million in 2006. In addition, with the adoption of Statement No. 158 in 2006, we increased other liabilities $0.3 million for the underfunded status of these plans, reduced accumulated other comprehensive income (loss) $0.2 million and recorded a deferred tax asset of $0.1 million.

9)    Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF) and their affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs. The IFBF is the majority stockholder of FBL Financial Group, Inc.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $2.0 million in 2008 and 2007 and $1.8 million in 2006.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $2.9 million during 2008, $3.1 million during 2007 and $3.2 million during 2006 under these agreements. In 2008, we also entered into an expense allocation agreement with Farm Bureau Mutual for the use of property and equipment.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $5.0 million during 2008, $5.2 million during 2007 and $5.0 million during 2006 related to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual and another affiliate. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $8.5 million in 2008, $7.6 million in 2007 and $7.2 million in 2006 relating to these arrangements.

We are licensed by the IFBF to use the “Farm Bureau” and “FB” designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.5 million in 2008 and $0.4 million in 2007 and 2006. We have similar arrangements with the Kansas Farm Bureau and other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.4 million in 2008, $1.3 million in 2007 and $1.2 million in 2006.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10)    Commitments and Contingencies

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2008, management is not aware of any claims for which a material loss is reasonably possible.

In the third quarter of 2008, the jury from a trial in Federal District Court in Utah involving an agency matter awarded Farm Bureau Life and Farm Bureau Mutual actual damages totaling $3.6 million and punitive damages totaling $62.7 million. Approximately 25% of the award is allocable to Farm Bureau Life with the remaining 75% allocable to Farm Bureau Mutual. In February 2009 the court ruled on various post trial motions, upholding the actual damages, but reducing the punitive damages to $3.6 million. The time for appealing the verdict and award will not begin until post trial motions have been filed and ruled on by the court. Regardless of the outcome of any rulings, we anticipate an appeal by the defendants unless a settlement has been reached. In addition, see Note 1, “Significant Accounting Policies—Underwriting, Acquisition and Insurance Expenses” for disclosure of a $4.9 million gain contingency relating to a lawsuit settlement in 2006. Recoveries from third parties are required to be accounted for as gain contingencies and not recorded in our financial statements until the lawsuit is resolved.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2008 is as follows: 2009—$1.8 million; 2010—$1.8 million; 2011—$1.8 million; 2012—$1.8 million; 2013—$0.4 million. Rent expense for the lease totaled $2.1 million in 2008, $1.9 million in 2007 and $1.8 million in 2006. These amounts are net of $1.1 million in 2008, 2007 and 2006 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $4.5 million at December 31, 2008 and $5.5 million at December 31, 2007.

We have extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. The amount outstanding on the line of credit totaled $22.8 million at December 31, 2007, however all borrowings were paid off on December 24, 2008. Interest on this agreement is charged at a variable rate equal to the LIBOR plus 0.10% (1.54% at the repayment date and 5.33% at December 31, 2007). Interest income on the line of credit totaled $0.7 million during 2008 and $1.3 million during 2007 and 2006.

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2008, 2007 and 2006.

11)    Statutory Information

Statutory accounting practices prescribed or permitted by regulatory authorities differ from GAAP. The National Association of Insurance Commissioners (NAIC) has issued model laws and regulations, many of which have been adopted by state insurance regulators. However, states have the right to prescribe practices that differ from those issued by the NAIC and the Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale and carried at fair value rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11)    Statutory Information (Continued)

the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of operations when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets, agents' balances and certain other assets designated as "nonadmitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive, indexed and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, “Employers Accounting for Pensions,” rather than for vested employees only; (j) the financial statements of subsidiaries are consolidated rather than being accounted for under the equity method, and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income (loss), not including subsidiaries, as determined in accordance with statutory accounting practices, was ($28.7) million in 2008, $55.2 million in 2007 and $49.3 million in 2006. Our total statutory capital and surplus was $385.4 million at December 31, 2008 and $364.9 million at December 31, 2007.

Effective December 31, 2008, we adopted a prescribed practice issued by the Insurance Division, Department of Commerce, of the State of Iowa, which increased the amount of deferred tax assets that may be admitted on the statutory financial statements at December 31, 2008. Our statutory capital and surplus at December 31, 2008 reported above is approximately $20.8 million higher than it would have been without these practices.

State laws specify regulatory actions if an insurer’s risk-based capital (RBC), a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company’s capital and surplus, including insurance, business, asset and interest rate risks. At December 31, 2008, we exceeded the minimum RBC requirements. In addition, excluding the impact of the permitted and prescribed practices above would not have reduced the total adjusted capital to levels subjecting us to any regulatory action.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. An annual dividend limitation is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of adjusted policyholders’ surplus (total statutory capital stock and statutory surplus less certain admitted deferred tax assets) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. During 2009, the maximum amount legally available for distribution to our parent company without further regulatory approval is $38.2 million.

12)    Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) Traditional Annuity—Exclusive Distribution (“Exclusive Annuity”), (2) Traditional and Universal Life Insurance and (3) Variable. We also have various support operations and corporate capital that are aggregated into a Corporate and Other segment.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12)    Segment Information (Continued)

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists primarily of accident and health insurance products (primarily a closed block of group policies) and corporate items that do not meet the quantitative threshold for separate segment reporting.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments. Operating income for 2008, 2007 and 2006 represents net income excluding the impact of:

•	realized and unrealized gains and losses on investments;

•	changes in net unrealized gains and losses on derivatives;

•	the cumulative effect of changes in accounting principles; and

•	a nonrecurring lawsuit settlement.

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the cumulative effect of changes in accounting principles, discontinued operations and the lawsuit settlement in 2006 are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For interest rate swaps backing our annuity liabilities, the derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining company-wide short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12)    Segment Information (Continued)

Financial Information Concerning our Operating Segments

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Operating revenues:
Traditional Annuity—Exclusive Distribution	$142,416	$149,058	$146,180
Traditional and Universal Life Insurance	313,913	307,116	296,412
Variable	58,395	56,447	53,868
Corporate and Other	8,828	8,327	7,837

	523,552	520,948	504,297
Realized gains (losses) on investments (A)	(68,155)	8,237	13,850
Change in net unrealized gains/losses on derivatives (A)	(3,651)	(4,999)	65

Consolidated revenues	$451,746	$524,186	$518,212

Net investment income:
Traditional Annuity—Exclusive Distribution	$144,015	$144,922	$145,256
Traditional and Universal Life Insurance	129,049	128,699	126,841
Variable	13,459	12,889	13,595
Corporate and Other	6,609	6,159	5,950

Consolidated net investment income	$293,132	$292,669	$291,642

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Depreciation and amortization:
Traditional Annuity—Exclusive Distribution	$13,190	$10,075	$7,738
Traditional and Universal Life Insurance	17,802	17,717	10,688
Variable	14,212	7,288	6,729
Corporate and Other	(246)	6	171

	44,958	35,086	25,326
Realized gains (losses) on investments, net (A)	(9,165)	56	(220)
Change in net unrealized gains/losses on derivatives (A)	(454)	(1,484)	(10)

Consolidated depreciation and amortization	$35,339	$33,658	$25,096

Pre-tax operating income (loss):
Traditional Annuity—Exclusive Distribution	$26,162	$31,198	$34,405
Traditional and Universal Life Insurance	45,523	48,526	49,808
Variable	(1,292)	10,806	5,498
Corporate and Other	6,417	7,694	6,964

	76,810	98,224	96,675
Income taxes on operating income	(24,631)	(31,279)	(31,215)
Realized gains (losses) on investments, net (A)	(38,343)	5,317	9,145
Change in net unrealized gains/losses on derivatives (A)	(2,582)	(2,460)	(120)
Cumulative effect of change in accounting principle	—	(124)	—
Lawsuit settlement (A)	—	—	(3,172)

Consolidated net income	$11,254	$69,678	$71,313

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12)    Segment Information (Continued)

	Year ended December 31,
	2008	2007
	(Dollars in thousands)
Assets:
Traditional Annuity—Exclusive Distribution	$2,593,058	$2,457,528
Traditional and Universal Life	2,382,012	2,308,959
Variable	890,417	1,109,853
Corporate and Other	321,060	372,080

	6,186,547	6,248,420
Unrealized gains (losses) in accumulated other comprehensive income (loss) (A)	(311,680)	(18,283)
Other classification adjustments	(87,302)	(33,751)

Consolidated assets	$5,787,565	$6,196,386

(A)	Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and income taxes attributable to gains and losses on investments and derivatives.

Depreciation and amortization related to property, plant and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2008 and 2007 is allocated among the segments as follows: Exclusive Annuity ($3.9 million) and Traditional and Universal Life Insurance ($6.1 million).

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $554.8 million in 2008, $455.1 million in 2007 and $440.9 million in 2006.

Premium Concentration by State

	Year ended December 31,

	2008	2007	2006

Life and annuity collected premiums:
Iowa	28.4%	30.3%	30.0%
Kansas	18.6	16.8	17.4
Oklahoma	9.8	7.6	7.9

APPENDIX A

Death Benefit Options

Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

Increasing Death Benefit Option Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

Level Death Benefit Option Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the

A-1

specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94 to 114	1.01
115	1.00

A-2

PART C

OTHER INFORMATION

Item 26. Exhibits

a.	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(1)

b.	None.

c.	(1)	Underwriting Agreement.(11)

	(2)	Career Agent’s Contract.(3)

	(3)	Commission Schedules. (See Exhibit 3(b) above.)(3)

	(4)	Paying Agent Agreement.(3)

d.	(1)	Policy Form.(10)

	(2)	Universal Cost of Living Increase Rider.(5)

	(3)	Universal Waiver of Charges Rider.(5)

	(4)	Universal Convertible Term Life Insurance Rider.(5)

	(5)	Universal Children’s Term Life Insurance Rider.(5)

	(6)	Universal Guaranteed Insurability Option Rider.(5)

	(7)	Universal Daily Living Benefit Rider.(11)

	(8)	Overloan Protection Rider.(11)

	(9)	Special Programs Rider.(11)

	(10)	Waiver of Surrender Charges Rider.(11)

e.	(1)	Application Form.(5)

	(2)	Suitability Supplement.(5)

f.	(1)	Certificate of Incorporation of the Company.(1)

	(2)	By-Laws of the Company.(1)

g.	(1)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(6)

	(2)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(6)

	(3)	Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(6)

	(4)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Generali USA Life Reassurance Company.(8)

	(5)	Reinsurance Agreement between Farm Bureau Life Insurance Company and RGA Reinsurance Company.(8)

	(6)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Munich American Reassurance Company.(8)

h.	(1)	Amended and Restated Participation Agreement relating to Equitrust Variable Insurance Series Fund.(9)

(a) Administrative Services Agreement.(11)

(b) Services Agreement.(11)

	(2)	Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Fund.(11)

(a) Amended and Restated Service Contract.(11)

(b) Service Agreement.(11)

	(3)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(2)

(a) Amended Schedule to Participation Agreement.(4)

(b) Amended Schedule to Participation Agreement.(11)

	(4)	Participation Agreement relating to Franklin Templeton Funds.(4)

(a) Amendment to Participation Agreement.(11)

(b) Amendment to Participation Agreement.(7)

(c) Amendment to Participation Agreement.(11)

(d) Amendment to Participation Agreement.(11)

	(5)	Participation Agreement relating to Summit Pinnacle Series.(4)

(a) Amendment to Participation Agreement.(11)

(b) Rule 12b-1 Agreement.(11)

(c) Amendment to Administrative Services Agreement.(11)

	(6)	Participation Agreement with DWS Variable Series I and II.(11)

(a) Administrative Services Agreement.(11)

i.	None.

j.	(1)	Fidelity Shareholder Information Agreement (Rule 22c-2).(9)

	(2)	T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(9)

	(3)	Franklin Templeton Shareholder Information Agreement (Rule 22c-2).(9)

	(4)	Summit Shareholder Information Agreement (Rule 22c-2).(9)

k.	Opinion and Consent of David A. McNeill, Esquire.(12)

l.	None.

m.	None.

n.	(1)	Consent of Ernst & Young LLP(12)

	(2)	Consent of Sutherland Asbill & Brennan LLP(12)

	(3)	Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(12)

o.	Financial Statement Schedules.(12)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

p.	None.

q.	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(12)

r.	Power of Attorney.(12)

(1)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.
(2)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.
(5)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 6, 2002.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2005.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 28, 2006.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 27, 2007.
(10)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form N-6 (File No. 333-148203) filed with the Securities and Exchange Commission on December 20, 2007.
(11)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-148203) filed with the Securities and Exchange Commission on May 20, 2008.
(12)	Filed herein.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices

Eric K. Aasmundstad	Director

Steven L. Baccus	Director

William C. Bruins	Director

Alan L. Foutz	Director

Doug Gronau	Director

Bob Hanson	Director

Perry E. Livingston	Director

Richard L. Merrill	Director

Charles E. Norris	Director

Keith R. Olsen	Director

Kevin D. Paap	Director

Frank S. Priestley	Director

Kevin G. Rogers	Director

Name and Principal Business Address*	Positions and Offices

Calvin L. Rozenboom	Director

Michael L. Spradling	Director

Phillip J. Sundblad	Director

Scott E. VanderWal	Director

Michael S. White	Director

Craig A. Lang	President and Director

Leland J. Hogan	Vice President and Director

James W. Noyce	Chief Executive Officer

Dennis J. Presnall	Senior Vice President and Secretary

Richard J. Kypta	Executive Vice President

James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer

Douglas W. Gumm	Vice President—Information Technology

Charles T. Happel	Vice President—Investments

David A. McNeill	Vice President—General Counsel

John M. Paule	Vice President

David T. Sebastian	Vice President—Strategy and Business Development

Donald J. Seibel	Vice President—Finance

Bruce A. Trost	Vice President

Lori Geadelmann	Vice President—Assistant General Counsel—Life

Paul Grinvalds	Vice President—Life Administration

James M. Mincks	Vice President—Human Resources

James A. Pugh	Vice President—Assistant General Counsel

Janice K. Sewright	Vice President—Accounting

Douglas V. Shelton	Vice President—Corporate Planning

Scott S. Shuck	Vice President—Marketing Services

Robert A. Simons	Vice President—Assistant General Counsel-Securities

Cyrus S. Winters	Vice President—Agency and Administration

Rod J. Babbitt	Business Unit Vice President

Laura Kellen Beebe	Securities Vice President

Christopher G. Daniels	Life Product Development and Pricing Vice President, Illustration Actuary

Rich Duryea	Business Unit Vice President

Gary D. Harms	Agency Administration Vice President

Doug Higgins	Securities Vice President

Name and Principal Business Address*	Positions and Offices

Todd Jaramillo	Agency Recruiting Vice President

Mark Jorgensen	Agency Development Vice President

Kevin Kelly	Business Unit Vice President

Steven M. Knutzen	Life, P/C Sales Support Vice President

Danielle Kuhn	Accounting Vice President

Ronnie G. Lee	Business Unit Vice President

Brian Mamola	Corporate Actuarial Vice President, Appointed Actuary

Ron Mead	Business Unit Vice President

John F. Mottet	Business Unit Vice President

Richard A. Murdock	Business Unit Vice President

Kenneth (Kip) G. Peters	Enterprise Information Protection Vice President

Larry W. Riley	Business Unit Vice President

Herman Riva	Securities Vice President

Robert J. Rummelhart	Investment Vice President

Christopher T. Shryack	Life Sales Vice President

Roger PJ Soener	Investment Vice President, Real Estate

Steve Stahly	Tax Vice President

Blake D. Weber	Sales Services Vice President

Scott Yerington	Business Unit Vice President

Ronald R. Tryon	Vice President

*	The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 28. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL FINANCIAL GROUP, INC.

Ownership Chart

01/01/09

Item 29. Indemnification

Article XII of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) EquiTrust Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to Farm Bureau Life Annuity Account and the separate accounts of EquiTrust Life Insurance Company, an affiliate of the Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b) Officers and Managers of EquiTrust Marketing Services, LLC

Name and Principal Business Address*	Positions and Offices

Chris Shryack	President and Manager

James W. Noyce	Chief Executive Officer and Manager

James P. Brannen	Chief Financial Officer, Treasurer and Manager

Name and Principal Business Address*	Positions and Offices

Charles T. Happel	Vice President—Investments and Manager

Richard J. Kypta	Vice President, General Counsel

John M. Paule	Vice President and Manager

David T. Sebastian	Vice President

Robert A. Simons	Vice President—Assistant General Counsel—Securities

Deborah K. Peters	Chief Compliance Officer, Broker/Dealer Compliance and Market Conduct Vice President

Kenneth (Kip) G. Peters	Enterprise Information Protection Vice President

Kristi Rojohn	Investment Compliance Vice President and Secretary

Steve Stahly	Tax Vice President

Lisa Altes	Director, Investment Products Business Development

Barbara A. Bennett	Director, Treasury Services

Rob Ruisch	Mutual Funds Accounting Director

Jennifer Morgan	Assistant Secretary

Lillie Peshel	Assistant Secretary

Sara Tamisiea	Assistant Secretary

Jodi Winslow	Assistant Secretary

Thomas J. Faulconer	OSJ Principal (Indiana)

*	The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation*
EquiTrust Marketing Services, LLC	$5,400,769	NA	NA	$270,037

*	Registered representative fees.

Item 31. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 33. Fee Representation

Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, Farm Bureau Life Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 29 day of April, 2009.

FARM BUREAU LIFE VARIABLE ACCOUNT

By:	/s/ Craig A. Lang
Craig A. Lang
President
Farm Bureau Life Insurance Company

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Craig A. Lang
Craig A. Lang
President
Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date
/s/ Craig A. Lang	President and Director [Principal Executive Officer]	April 29, 2009
Craig A. Lang

/s/ James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer [Principal Financial and Accounting Officer]	April 29, 2009
James P. Brannen

	Director	April 29, 2009
Eric K. Aasmundstad

*	Director	April 29, 2009
Steve L. Baccus

*	Director	April 29, 2009
William C. Bruins

*	Director	April 29, 2009
Alan L. Foutz

*	Director	April 29, 2009
Doug Gronau

*	Vice President and Director	April 29, 2009
Leland J. Hogan

*	Director	April 29, 2009
Bob Hanson

Signature	Title	Date
*	Director	April 29, 2009
Perry E. Livingston

*	Director	April 29, 2009
Richard L. Merrill

	Director	April 29, 2009
Charles E. Norris

*	Director	April 29, 2009
Keith R. Olsen

*	Director	April 29, 2009
Kevin J. Paap

*	Director	April 29, 2009
Frank S. Priestley

	Director	April 29, 2009
Kevin G. Rogers

*	Director	April 29, 2009
Calvin Rozenboom

*	Director	April 29, 2009
Michael L. Spradling

*	Director	April 29, 2009
Phillip J. Sundblad

*	Director	April 29, 2009
Scott E. VanderWal

*	Director	April 29, 2009
Michael S. White

*By:	/s/ Richard J. Kypta
Richard J. Kypta
Attorney-In-Fact
Pursuant to Power of Attorney.